As filed with the SEC on April 11 , 2018 .	Registration No. 333‑117796
Registration No. 811-03974

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 184
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Jordan K. Thomsen
Vice President and Corporate Counsel
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2018, pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)
■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2018

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

MPremierSM VUL

This prospectus describes an individual flexible premium variable universal life insurance contract, the MPremierSM VUL Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “us,” “we,” or “our”), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (" Prudential ").
Please read this prospectus before purchasing an MPremier SM VUL Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .
You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the "Separate Account" or “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds is included in this prospectus.

• Advanced Series Trust	• M Fund, Inc.
• American Century Investments®	• MFS®
• Dreyfus	• Neuberger Berman
• Janus Henderson	• Prudential
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, referred to as "fixed investment option" in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in MPremierSM VUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 782-5356

TABLE OF CONTENTS

SUMMARY OF CHARGES AND EXPENSES
Expenses other than Fund Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for purchases, surrenders, transfers and other transactions, and certain riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge on Premiums (load)	Deducted from premium payments.	12%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1)(2) (Percentage of the Sales Load Target Premium, excluding premiums for riders and extras.) _____________ Initial Surrender Charge for a representative Contract Owner, male, age 51.	Upon lapse, surrender, or decrease in Basic Insurance Amount.	15% for Contract form MPVUL-2008-NY 30% for Contract form MPVUL-2003-NY _____________ 15%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	$25
Insurance Amount Change fee	Upon change in Basic Insurance Amount or Supplemental Insurance Amount.	$25
Living Needs BenefitSM fee	When benefit is paid.	$150
Overloan Protection Rider fee (percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
For Contract form MPVUL-2008-NY, the surrender charge percentage of 15% applies to issue ages 18 to 65 in the first Contract Year. The percentage varies based on the issue age of the insured and Contract duration. For younger issue ages the percentage reduces to zero by the end of the eighth year; for older issue ages it reduces to zero earlier. Each Coverage Segment representing an increase in Basic Insurance Amount will have its own surrender charge period. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative. See Surrender Charges.

(2)
For Contract form MPVUL-2003-NY, the surrender charge percentage of 30% applies to issue ages 18 to 40 in the first Contract Year. The percentage varies based on the issue age of the insured and Contract duration. For younger issue ages the percentage reduces to zero by the end of the fifth year; for older issue ages it reduces to zero earlier. Each Coverage Segment representing an increase in Basic Insurance Amount will have its own surrender charge period. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative. See Surrender Charges.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.
Table 2 shows such charges for Contracts issued on or after May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract form MPVUL-2008-NY). Your Contract’s form number is located in the lower left hand corner on the first page of your Contract.
Table 3 shows such charges for Contracts issued prior to May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table (Contract form MPVUL-2003-NY).

Table 2: Periodic Contract and Optional Rider Charges Other Than the Fund’s Operating Expenses (Contract form MPVUL-2008-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and maximum charge per $1,000 of the Net Amount at Risk.
_____________
Initial COI for a representative Contract Owner: male, age 51, preferred best underwriting class with no ratings, no riders.
(Charge per $1,000 of the Net Amount at Risk.)
	Monthly	From $0.04 to $83.34(1)(2) _____________ $0.32
Administrative charge for Basic Insurance Amount
Minimum and maximum charge
(flat fee plus charge per $1,000 of Basic Insurance Amount).
_____________
Initial charge for Basic Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.04 to $1.49 _____________ $20 plus $0.34
Administrative charge for an increase to Basic Insurance Amount
Minimum and maximum charge
(flat fee per increase segment plus charge per $1,000 of increase).
_____________
Initial charge for increase to Basic Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12(6) plus $0.04 to $1.49 _____________ $12 plus $0.34
Administrative charge for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount
Minimum and maximum charge per $1,000 of the Supplemental Insurance Amount.
_____________
Initial charge for Supplemental Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Charge per $1,000 of the Supplemental Insurance Amount.)
	Monthly	From $0.05 to $1.50(1) _____________ $0.35
Mortality and Expense Risk charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Accidental Death Benefit Rider(6)
Minimum and maximum charge per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider charge for a representative Contract Owner: male, age 51, preferred best underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.11

Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(6)(7)
Minimum and maximum charge
(percentage of the monthly benefit amount).
_____________
Enhanced Disability Benefit Rider charge for a representative Contract Owner: male, age 51, preferred best underwriting class.
	Monthly	From 6.9% to 10%(1) _____________ 8.7%
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration. The charge shown in the table may not be representative of the charge that a particular contract owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.

(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

(7)
The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract form MPVUL-2003-NY)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and maximum charge per $1,000 of the Net Amount at Risk.
_____________
Initial COI for a representative Contract Owner: male, age 51, preferred best underwriting class with no ratings, no riders.
(Charge per $1,000 of the Net Amount at Risk.)
	Monthly	From $0.08 to $83.34(1)(2) _____________ $0.47
Administrative charge for Basic Insurance Amount
Minimum and maximum charge
(flat fee plus charge per $1,000 of Basic Insurance Amount).
_____________
Initial charge for Basic Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.07 to $1.87 _____________ $20 plus $0.56

Administrative charge for an increase to Basic Insurance Amount
Minimum and maximum charge
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Initial charge for increase to Basic Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12(6) plus $0.07 to $1.87 _____________ $12 plus $0.56
Administrative charge for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount
Minimum and maximum charge per $1,000 of the Supplemental Insurance Amount.
_____________
Initial charge for Supplemental Insurance Amount for a representative Contract Owner: male, age 51, preferred best underwriting class, no riders.
(Charge per $1,000 of the Supplemental Insurance Amount.)
	Monthly	From $0.08 to $1.88(1) _____________ $0.57
Mortality and Expense Risk charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Accidental Death Benefit Rider(6)
Minimum and maximum charge per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider charge for a representative Contract Owner: male, age 51, preferred best underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(1) _____________ $0.11
Children Level Term Rider(6) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(6)(7)
Minimum and maximum charge
(percentage of the monthly benefit amount).
_____________
Enhanced Disability Benefit Rider charge for a representative Contract Owner: male, age 51, preferred best underwriting class.
	Monthly	From 6.9% to 10%(1) _____________ 8.7%
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.

(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

(7)
The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Fund Expenses
This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds. Fund prospectuses are available at www.prudential.com/mpvul or by calling 800-782-5356.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.32%	1.34%
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS
Brief Description of the Contract
MPremierSM VUL is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may allocate net premiums to one or more of the available Variable Investment Options or to the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are not guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. These amounts become part of our general account. The fulfillment of our guarantee is dependent on our claims paying ability. Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some Variable Investment Options described in this prospectus may not be available through all brokers Your Contract's form number is located in the lower left hand corner on the first page of your Contract. A state and/or other code may follow the form number.
Supplemental Insurance Amount Summary
This Contract is issued with a Supplemental Insurance Amount that could have a significant effect on the performance of your Contract. The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insured for Contracts issued on Contract form MPVUL-2008-NY (age 100 for Contracts issued on Contract form MPVUL-2003-NY). You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount. The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount payable. You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract form MPVUL-2008-NY and $50,000 for Contracts issued on Contract form MPVUL-2003-NY, and the underwriting requirements determined by us. The Supplemental Insurance Amount after the increase, cannot exceed four times the Contract's Basic Insurance Amount. You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000, but not to an amount below $5,000. The Accidental Death Benefit Rider does not apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount. See Supplemental Insurance Amount.
Types of Death Benefit Available Under the Contract
There are three types of Death Benefit available. You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount plus the Supplemental Insurance Amount you initially chose. However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit is generally equal to the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount and will vary with investment experience. For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract. If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner plus the Supplemental Insurance Amount. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the initial Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.
Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.
You may change your Contract’s Death Benefit type after issue; however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter. Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information
Your Contract includes a feature, at no additional charge, that provides a limited guarantee against lapse. We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance or an increase in charges, as long as your total premiums accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4% (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default) are at least equal to the Limited No-Lapse Guarantee Values shown in your Contract. If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force. See Withdrawals and Loans.
There are two separate guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which if paid at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals.
All Contracts have a Short Term No-Lapse Guarantee period which has a corresponding Short Term No-Lapse Guarantee Premium. A Contract with a Death Benefit Type C will have only a Short Term No-Lapse Guarantee period available for the first 10 years. All other Contracts have a longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium that lasts until the later to occur of Attained Age 80 or 10 years after issue. See Limited No-Lapse Guarantee and PREMIUMS.
Unless the Limited No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund, less any Contract Debt and less any applicable surrender charges, falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.
The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Funds ; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals and RIDERS.
Premium Payments
You choose the timing and the amount of premium payments, with the exception of the minimum initial premium. All subsequent premium payments are subject to a minimum of $25 per payment. The Contract will remain in-force if the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Limited No-Lapse Guarantee Values in your Contract’s data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. See PREMIUMS, Limited No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.
If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. During the 10 - day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation. See Canceling the Contract.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Investment Choices
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.
We may add or remove Variable Investment Options in the future.
Increasing or Decreasing the Insurance Amount
Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract. When you

do this, you create an additional Coverage Segment. Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date. Surrender charges do not apply to the Supplemental Insurance Amount. See Increases in Insurance Amount and Surrender Charges. In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract after the issue of the Contract. You may increase your Supplemental Insurance Amount coverage to an amount of up to four times the Contract's Basic Insurance Amount. See Decreases in Insurance Amount.
For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Basic Insurance Amount Coverage Segment based on the proportion of the Basic Insurance Amount Coverage Segment amount to the total of all Basic Insurance Amount Coverage Segment amounts in effect just before the change. A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges. If there is more than one Supplemental Insurance Amount Coverage Segment we will decrease the most recent Supplemental Insurance Amount Coverage Segment first.
We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.
No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $500. We may charge an administrative processing fee for each withdrawal in an amount up to $25. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. See Loans.
Canceling the Contract (“Free-Look”)
Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it. You will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.
SUMMARY OF CONTRACT RISKS
Contract Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the Death Benefit may be guaranteed under the Limited No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider. See Limited No-Lapse Guarantee and Overloan Protection Rider.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit under the Accidental Death Benefit Rider or make payments under the Enhanced Disability Benefit Rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee. See Limited No-Lapse Guarantee. Your Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, unless it remains in-force under the Overloan Protection Rider. See Loans and Overloan Protection Rider.
Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Risks of Using the Contract as a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.
Risks of Taking Withdrawals
If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal. We may charge an administrative processing fee of up to $25 for each withdrawal. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See Surrender Charges. Withdrawals under Contracts with a Type B Death Benefit and Type C Death Benefit will not change the Basic Insurance Amount and/or the Supplemental Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A Death Benefit require a reduction in the Basic Insurance Amount, and, if the Death Benefit was increased to meet the definition of life insurance, a reduction in the Supplemental Insurance Amount may be required. See Supplemental Insurance Amount . No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.
It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in Basic Insurance Amount and /or the Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits .
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, even if the Limited No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
Limitations on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. See Transfers/Restrictions on Transfers. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract Year.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
For Contracts issued on Contract form MPVUL-2008-NY, we will assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).
For Contracts issued on Contract form MPVUL-2003-NY, we will assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).
The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definitions of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance. We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider. See the Overloan Protection Rider section.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed). The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if payment o f a premium or a reduction in Basic Insurance Amount and/or the Supplemental Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
Replacement of a Contract
The replacement of life insurance is generally not in your best interest. If you are considering purchasing this Contract to replace an existing contract, you should first consider other options. In some cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new Contract from us and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.
Risks Associated with the Variable Investment Options
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective and associated risks, which are described in the Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the PSF Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return. See The Funds .
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond Portfolio (those AST bond Portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond Portfolio can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks. The Funds' prospectuses are available at www.prudential.com/mpvul or by calling 800-782-5356.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life of New Jersey Variable Appreciable Account
We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984, under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Variable Investment Options in the future.
The Funds
The Contract offers Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Funds"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund's description in the tables that follow, each Fund has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. Pruco Life of New Jersey has selected the Funds for inclusion as investment options under this Contract in Pruco Life of New Jersey’s role as issuer of this Contract, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Pruco Life of New Jersey following the table below for more information about fees and payments we may receive from the Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
Each Fund is detailed in its own separate prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/mpvul or by calling 800-782-5356. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the lists below to see which Variable Investment Options you may choose.
The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the Funds use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.
Investment Managers
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of the Advanced Series Trust ("AST"). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock/ Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas) Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio's Subadviser's equity investment strategies.
Wellington Management Company LLP
THE PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio - Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio - Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio - Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio - Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio - Class I	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio - Class I	Seeks long-term growth of capital.	Quantitative Management Associates LLC
PSF SP International Growth Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC; Neuberger Berman Investment Advisers LLC ; William Blair Investment Management, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value Portfolio - Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio - Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Mid Cap Value Fund - Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
DREYFUS
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Shares	Seeks long-term capital appreciation.	The Dreyfus Corporation/Newton Investment Management (North America) Limited
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus Midcap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio- Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
M FUND
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC.
M International Equity Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./Northern Cross, LLC.
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./DSM Capital Partners, LLC.
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	M Financial Investment Advisers, Inc./AJO, LP
MFS® VARIABLE INSURANCE TRUST
MFS® Utilities Series - Initial class	Seeks total return.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio (formerly Neuberger Berman AMT Socially Responsive Portfolio) - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
Service Fees Payable to Pruco Life of New Jersey
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2018, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds . The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 3%. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted. See Loans.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund.
The total amount invested in the Contract Fund, at any time, consists of:

(a)	the Variable Investment Options,

(b)	the Fixed Rate Option, and

(c)	any Contract loan. See Loans.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, Contract funding, Net Amount at Risk, profit, and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge on Premium
We may charge up to 12% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Currently, we charge less than 12% in any year for either Contract form MPVUL-2008-NY and Contract form MPVUL-2003-NY. The charge is made up of two parts. We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium. The chart below describes the sales load as a percentage of premiums received.

	Up to the Sales Load Target Premium	In excess of the Sales Load Target Premium
For Contract form MPVUL-2008-NY	6% for all years	6% for all years
For Contract form MPVUL-2003-NY	9.75% in years 1-10, 3% thereafter	4% in years 1-10, 3% thereafter
The Sales Load Target Premium may vary from the Limited No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.
For Contracts issued on Contract form MPVUL-2003-NY only, paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load. For example, assume that an MPVUL-2003-NY Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $607.75. If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $861.90.
Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Limited No-Lapse Guarantee if the accumulated premium payments do not reach the Limited No-Lapse Guarantee Values shown on your Contract data pages. See Limited No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
Premium Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. Beginning in 2018, the required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
For Contracts issued on Contract form MPVUL-2008-NY, we assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). For Contracts issued on Contract form MPVUL-2003-NY, we assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). See DEATH BENEFITS.
These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders and extras, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Basic Insurance Amount Coverage Segment and is determined at the time each new Coverage Segment is issued. The percentage and duration of a surrender charge vary by issue age. The maximum first year percentage for Contract form MPVUL-2008-NY is 15% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the eighth Contract Year. The maximum first year percentage for Contract form MPVUL-2003-NY is 30% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the fifth Contract Year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.
The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders and extras, at start of year 1	Reduces to zero at the end of year
18-48 (18-40*)	15% (30%*)	8 (5*)
49-52 (41-42*)	15% (25%*)	7 (5*)
53-56 (43-44*)	15% (20%*)	6 (5*)
57-59 (45*)	15% (15%*)	5 (5*)
60-62 (46-48*)	15% (15%*)	4 (4*)
63-65 (49-68*)	15% (15%*)	3 (3*)
66-70 (69 and above*)	14% (15%*)	3 (2*)
71-74	13%	3
75 and above	12%	3
* For Contracts issued on Contract form MPVUL-2003-NY
The chart below provides an example of the surrender charge applied to a representative Contract Owner. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative.

Sample Surrender Charges Representative insured: male, age 51 at Contract issuance
Surrender occurring during Contract Year:	Percentage of first year Sales Load Target Premium, excluding premiums for riders and extras:
1	15% (15%*)
2	15% (15%*)
3	15% (10%*)
4	13% (0%*)
5	10% (0%*)
6	8% (0%*)
7	5% (0%*)
8	0% (0%*)
9	0
* For Contracts issued on Contract form MPVUL-2003-NY
We will show a surrender charge threshold for each Basic Insurance Amount Coverage Segment in the Contract data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. For Contract form MPVUL-2008-NY, if during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. For Contract form MPVUL-2003-NY, if during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund, which can be significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges ) from the dollar amounts held in each of the chosen investment options.
The COI charge (current or maximum) is determined by taking the Net Amount at Risk, divided by 1,000, and multiplying by the applicable COI rate. The current COI rates in effect at any given time vary by issue age, sex, underwriting class, and Contract form. The rates generally increase over time but are never more than the maximum amount listed in the Contract's data pages. The maximum COI rates for Contract form MPVUL-2008-NY are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables (1980 CSO Mortality Tables for Contract form MPVUL-2003-NY). At most ages, our current COI rates are lower than the maximum rates. Our current COI charges for Contract form MPVUL-2008-NY range from $0.02 to $33.33 per $1,000 of Net Amount at Risk. Our current COI charges for Contract form MPVUL-2003-NY range from $0.04 to $83.34 per $1,000 of Net Amount at Risk. For information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount .
COI rates are applied to the Net Amount at Risk to determine the COI charge. Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower Net Amount at Risk and lower COI charge. A lower Contract Fund value in relation to the Death Benefit will result in a higher Net Amount at Risk and a higher COI charge. For Contracts with a Type A Death Benefit, the Net Amount at Risk generally changes as the Contract Fund changes. For Contracts with a Type B Death Benefit, the Net Amount at Risk generally does not change as the Contract Fund changes. For Contracts with a Type C Death Benefit, the Net Amount at Risk generally changes as the Contract Fund changes and as premium payments are made. See Types of Death Benefit .
The following table provides hypothetical examples of the Net Amount at Risk’s role in determining COI charges. The examples assume a $500,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of Net Amount at Risk.

Example Net Amount at Risk Scenarios
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount at Risk	Month’s COI charge
Type A	$500,000	$50,000	$450,000	$450.00
Type A	$500,000	$125,000	$375,000	$375.00
Type B	$550,000	$50,000	$500,000	$500.00
Type B	$625,000	$125,000	$500,000	$500.00
Type C*	$525,000	$50,000	$475,000	$475.00
Type C**	$575,000	$125,000	$450,000	$450.00
*assumes $25,000 in total premiums paid less withdrawals. **assumes $75,000 in total premiums paid less withdrawals.
Because the Net Amount at Risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the Net Amount at Risk, and may also cause the Contract to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the Net Amount at Risk on which COI charges are based.
Administrative Charge for Basic Insurance Amount
In addition to the COI charges, each month we deduct from the Contract Fund t he following monthly charges proportionately from the dollar amount held in each of the chosen investment option(s). Alternatively, you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount and/or the Supplemental Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

For Contracts issued on Contract form MPVUL-2008-NY, currently the first part of the charge is a flat monthly fee of $20 per Contract for the first two Contract Years and $8 per Contract thereafter. However, we may charge $20 per Contract in all years. The second part of the fee is currently an amount of up to $1.49 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter. However, we may charge the highest applicable rate per $1,000 in all years. The amount per $1,000 of Basic Insurance Amount varies by sex, issue age, underwriting class, and extra rating class, if any. Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.
Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract form MPVUL-2008-NY. However, we may charge the highest applicable rate per $1,000 in all years.
The following table provides example per $1,000 rates for Contract form MPVUL-2008-NY:
Administrative Charge: Per $1,000 rates for
Contracts issued on Contract form MPVUL-2008-NY

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.13	$0.16	$0.12	$0.13
45	$0.22	$0.26	$0.19	$0.22
55	$0.45	$0.53	$0.38	$0.40
65	$0.96	$1.14	$0.74	$0.76
The amount of the maximum charge that applies to a particular Contract is shown on the Contract data pages under the heading “Adjustments to the Contract Fund.”
For Contracts issued on Contract form MPVUL-2003-NY, the first part is $20 per Contract for the first two Contract Years and $8 per Contract thereafter. However, we may charge $20 per Contract for all years. The second part is an amount of up to $1.87 per $1,000 of the Basic Insurance Amount for the first five Contract Years and zero thereafter. However, we may charge the highest applicable rate per $1,000 in all years.
Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract form MPVUL-2003-NY. However, we may charge the highest applicable rate per $1,000 in all years.
The following table provides example per $1,000 rates for Contract form MPVUL-2003-NY:
Administrative Charge: Per $1,000 rates for
Contracts issued on Contract form MPVUL-2003-NY

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.23	$0.27	$0.19	$0.21
45	$0.40	$0.48	$0.32	$0.36
55	$0.70	$0.86	$0.56	$0.61
65	$1.22	$1.50	$0.94	$1.04

(b)
Similarly, we charge a monthly administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount. This charge is also made up of two parts. The first part of the charge is a flat monthly fee of $12 per segment representing an increase in Basic Insurance Amount for the first two years of the Coverage Segment and zero thereafter. The second part of the fee is based on the Coverage Segment insurance amount. The sample per $1,000 charges are the same as those shown in (a), above, for Contract form MPVUL-2003-NY and Contract form MPVUL-2008-NY. The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase. Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

For Contracts issued on Contract form MPVUL-2008-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.49 per $1,000 of Basic Insurance Amount for the first six Contract Years and zero thereafter. However, the highest amount we may charge is $1.49 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes. The lowest amount we may charge is $0.04 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.
For Contracts issued on Contract form MPVUL-2003-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.87 per $1,000 of Basic Insurance Amount for the first six Contract Years and zero thereafter. However, the highest amount we may charge is $1.87 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes. The lowest amount we may charge is $0.07 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.
You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See C harges for Rider Coverage .
If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

Mortality and Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge for Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.
Transaction Charges

(a)	We may charge a transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers.

(b)	We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals.

(c)	We may charge an insurance amount change fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge a transaction fee for a change in the Basic Insurance Amount.

(d)
We may charge an insurance amount change fee of up to $25 for any change in Supplemental Insurance Amount. Currently, we do not charge a transaction fee for a change in the Supplemental Insurance Amount.

Charges for Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, issue date, sex, and underwriting classification of the insured. The charge ranges from 6.9% to 10% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 60th birthday. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.

•
Living Needs Benefit SM Rider - We deduct a transaction fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes Terminally Ill .

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider, which may guarantee protection against lapse due to Contract Debt.
Net Interest on Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 4%. A preferred loan has an effective annual interest rate of 3.10%. All loans have an effective annual interest credit equal to 3%. See Loans .
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.prudential.com/mpvul or by calling 800-782-5356. If a change in a Fund's expenses increases the maximum Total Annual Fund Operating Expenses, as presented under SUMMARY OF CHARGES AND EXPENSES , we will supplement this prospectus upon notification of this change from the Fund.

Allocated Charges
You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. Monthly charges include: (1) COI charges, (2) administrative charge for Basic Insurance Amount and Supplemental Insurance Amount, (3) any monthly rider charges, and (4) any additional mortality charge for extra risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 33⅓% cannot. The Fixed Rate Option is not available as one of your allocation options.
If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero. Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.
Charges After Age 121
Beginning on the first Contract Anniversary on or after the insured’s 121st birthday for Contract form MPVUL-2008-NY (100th birthday for Contract form MPVUL-2003-NY), we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order in our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is generally entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.

Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.
Suicide Exclusion
Generally, if the insured dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.
Supplemental Insurance Amount
The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insureds for Contracts issued on Contract form MPVUL-2008-NY, and to Attained Age 100 for Contracts issued on Contract form MPVUL-2003-NY. You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount. The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount. You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract form MPVUL-2008-NY and $50,000 for Contracts issued on Contract form MPVUL-2003-NY, and the underwriting requirements determined by us. The Supplemental Insurance Amount after the increase cannot exceed four times the Contract's Basic Insurance Amount. You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000.
The Supplemental Insurance Amount Death Benefit fluctuates as the Basic Insurance Amount Death Benefit changes. When the Contract Fund has not grown to the point where the Basic Insurance Amount Death Benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the coverage amount and Death Benefit associated with the Supplemental Insurance Amount are equal. However, if the Contract Fund has grown to the point where the Basic Insurance Amount Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the Supplemental Insurance Amount Death Benefit will decrease (or increase) dollar for dollar as the Basic Insurance Amount Death Benefit increases (or decreases). The Supplemental Insurance Amount Death Benefit will never exceed the Supplemental Insurance Amount. It is possible, however, for the Contract Fund and, consequently, the Basic Insurance Amount Death Benefit to grow to the point where the Supplemental Insurance Amount Death Benefit is reduced to zero. If you have a Type A Death Benefit and you take a withdrawal, the Supplemental Insurance Amount may require a reduction if the Basic Insurance Amount Death Benefit was increased to meet the definition of life insurance. We will not reduce the Supplemental Insurance Amount below $5,000.
When selecting how much of your Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount) will be for Supplemental Insurance Amount and how much Target Insurance Amount will be for Basic Insurance Amount, you should be aware of the following:

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A Target Insurance Amount with a larger Supplemental Insurance Amount will offer a higher cash value and Death Benefit than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we do not change our current charges. This is because: (1) the Sales Load Target Premium will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and this may result in lower current sales expense charges, (2) the monthly administrative charge will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and (3) we currently take lower current Cost of Insurance charges for the Supplemental Insurance Amount than for the Basic Insurance Amount.

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However, a Target Insurance Amount with a larger Supplemental Insurance Amount offers the potential for lower cash values and Death Benefits than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we raise our current charges to the maximum contractual level. This is because the guaranteed maximum per $1,000 charges are higher for the Supplemental Insurance Amount. The surrender charge does not apply to the Supplemental Insurance Amount.

Other factors to consider are:

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The Accidental Death Benefit, as described below, does not apply to any portion of the Death Benefit that is attributable to a Supplemental Insurance Amount. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract with the minimum Supplemental Insurance Amount of $5,0 00.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit. It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of Basic Insurance Amount and Supplemental Insurance Amount. You and your Pruco Life of New Jersey representative can then discuss how these combinations may address your objectives.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):

•	Accidental Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.

•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's covered children.

•	Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.

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Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home. This rider may be added after Contract issuance, subject to our underwriting requirements.

•	Overloan Protection Rider, which if exercised, guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.
Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider and the Living Needs Benefit SM Rider.
We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider. Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below and are clearly described in the applicable rider. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100 th birthday and the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office. This rider is not available on Contracts that have the Overloan Protection Rider.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75 th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25 th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Enhanced Disability Benefit Rider
The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available on Contracts with a Type C Death Benefit. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60 th birthday.
Living Needs Benefit SM Rider
The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. The Living Needs BenefitSM does apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount.
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value. You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner will receive this benefit in a single sum.
All or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs

BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Overloan Protection Rider
The Overloan Protection Rider, if exercised, guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract. Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider. There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.
The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;

(b)	Contract Debt must exceed the Basic Insurance Amount (Supplemental Insurance Amount plus Basic Insurance Amount if you have a Supplemental Insurance Amount);

(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;

(d)	The Guideline Premium Test must be used as the Contract’s definition of life insurance;

(e)	Contract Debt must be a minimum of 95% of the cash value;

(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and

(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.
We will send you a notification upon your becoming eligible for this benefit. We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.
When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals will no longer be permitted. The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs BenefitSM Rider. Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.
Any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option. Additionally, fund transfers into any of the Variable Investment Options will no longer be permitted. Any auto-rebalancing, dollar cost averaging, allocated charges, or premium allocation instructions will be discontinued.
Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills, and electronic fund transfer of premium payments will be cancelled.
If you have a Type B Death Benefit, we will change it to a Type A Death Benefit. You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider. The Basic Insurance Amount will be set equal to the Death Benefit at the time the rider is exercised. From that point onward, the Death Benefit will be the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies. The Attained Age factors are shown in your Contract. For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits - Treatment as Life Insurance .
If you exercise this rider, you may no longer execute the reduced paid-up option. Doing so would cause the Contract to be classified as a Modified Endowment Contract. See Surrender of a Contract .
Please note that the Internal Revenue Service (" IRS ") may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection Rider benefit. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax adviser as to the tax risks associated with exercising the Overloan Protection Rider.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds age 18 through age 90 for Death Benefit Types A and B, through age 85 for Death Benefit Type C. Currently, for issue age 18 through age 80 the minimum Basic Insurance Amount is $95,000. For issue age 81 through age 90 the minimum Basic Insurance Amount is $245,000. The minimum Supplemental Insurance Amount is $5,000 for all issue ages. See Types of Death Benefit. The minimum total Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount combined) is $100,000 for Death Benefit Type A and B, and $250,000 for Death Benefit Type C.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
Minimum Initial Premium
The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. There is no insurance under the Contract unless at least the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Allocation of Premiums. In no case will the premium be applied with an effective date that precedes the date of this offering.
Available Types of Premium
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Two possible patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums, for each premium type described below. Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years, regardless of investment performance and assuming no loans, withdrawals, or Contract changes. If you choose to continue the Limited No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium. However, not all Contracts offer the Limited No-Lapse Guarantee beyond 10 Contract Years.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force until the insured's Attained Age 80, or for 10 Contract Years after issue, whichever comes later, regardless of investment performance and assuming no loans, withdrawals, or Contract changes. However, not all Contracts offer the Limited No-Lapse Guarantee for this period.

The length of the Limited No-Lapse Guarantee depends on the Contract’s Death Benefit type. See Limited No-Lapse Guarantee. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Limited No-Lapse Guarantee and Short Term No-Lapse Guarantee Premium amounts. Contracts with no riders or extra risk charges will have level premiums.
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Limited No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium based administrative charge from the initial premium. During the 10 - day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The sales charge and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Processing and Valuing Transactions
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (" NYSE ") is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers/Restrictions on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the money market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Fund and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the 12 transfers allowed in each Contract Year.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the PSF Government Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA , at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature. DCA will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto‑Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.
Auto-rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Fund that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.. Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
DEATH BENEFITS
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death
We may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of the Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by the issuer. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain all the settlement options upon request.
Types of Death Benefit
You must select from three types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Supplemental Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount at Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the

Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and How a Contract's Cash Surrender Value Will Vary .
A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater Net Amount at Risk. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and How a Contract's Cash Surrender Value Will Vary .
A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner to the date of death plus the Supplemental Insurance Amount. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Supplemental Insurance Amount plus the greater of (1) the Contract Fund plus twice the Basic Insurance Amount or (2) a Death Benefit amount required to satisfy the Internal Revenue Code’s definition of life insurance. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract (all premiums paid less withdrawals already taken), plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value. However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater Net Amount at Risk. The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost of Insurance , PREMIUMS, and How a Contract's Cash Surrender Value Will Vary .
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount, a reduction in the Supplemental Insurance Amount, and the deduction of any applicable surrender charges. See Withdrawals .
Changing the Type of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so. A Death Benefit type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract data pages.
If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract data pages. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference. If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.
You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter. If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit. For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
Limited No-Lapse Guarantee
If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee. See Withdrawals and Loans.
At the Contract Date and on each Monthly Date, during the Limited No-Lapse Guarantee period shown on your Contract data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4% (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default).
We also calculate Limited No-Lapse Guarantee Values. These are values used solely to determine if a Limited No-Lapse Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits. The Contract data pages in your Contract contain a table of Limited No-Lapse Guarantee Values, calculated as of Contract Anniversaries. Values for non-anniversary Monthly Dates will reflect the number of months elapsed between Contract Anniversaries.
On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value during the Limited No-Lapse Guarantee period shown on your Contract data pages. If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.
Short Term No-Lapse Guarantee Premiums, and Limited No-Lapse Guarantee Premiums are payments that correspond to the Limited No-Lapse Guarantee Values shown on your Contract data pages. Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals. However, continued payment of the Short Term No-Lapse Guarantee Premium after year 10 will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.
If you want a Limited No-Lapse Guarantee to last longer than 10 years, you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract Year. Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse until the later to occur of the insured's Attained Age 80 or for 10 years after issue, assuming no loans or withdrawals.
The following table provides sample Short Term No-Lapse Guarantee Premiums and Limited No-Lapse Guarantee Premiums (to the nearest $0.50 increment). The examples assume: (1) the insured is a male, preferred best, with no extra risk or substandard ratings; (2) a $245,000 Basic Insurance Amount and $5,000 of Supplemental Insurance Amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,482.50	$3,460.00
40	Type B (Variable)	$1,670.00	$4,897.50
40	Type C (Return of Premium)	$1,690.00	N/A
60	Type A (Fixed)	$4,397.50	$8,352.50
60	Type B (Variable)	$5,040.00	$10,258.00
60	Type C (Return of Premium)	$8,222.50	N/A

80	Type A (Fixed)	$20,822.50	$20,822.50
80	Type B (Variable)	$22,870.00	$22,870.00
80	Type C (Return of Premium)	$100,820.00	N/A
Paying the Short Term No-Lapse Guarantee Premiums or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the Limited No-Lapse Guarantee Values. The Limited No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.
When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Limited No-Lapse Guarantee. For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 80 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first 10 years. If you pay only the Short Term No-Lapse Guarantee Premium in the first 10 years, you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 11th year in order to continue the Limited No-Lapse Guarantee.
Not all Contracts will have the Limited No-Lapse Guarantee available until the later of the insured's age 80 or 10 years after issue. Contracts with a Type C (return of premium) Death Benefit will have a Limited No-Lapse Guarantee for only 10 Contract Years. Your Contract data pages will show Limited No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.
Increases in Insurance Amount
After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract, thus, creating an additional Coverage Segment. The increase will be subject to the underwriting requirements we determine.
The following conditions must be met:

(1)	You must ask for the change by sending us a request in Good Order to our Service Office;

(2)	The amount of the increase in Basic Insurance Amount must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract data pages;

(3)
The amount of the increase in Supplemental Insurance Amount must be at least equal to the minimum increase in Supplemental Insurance Amount shown under Contract Limitations in your Contract data pages;

(4)	The Supplemental Insurance Amount after an increase can not exceed four times the Basic Insurance Amount.

(5)	You must prove to us that the insured is insurable for any increase;

(6)	The Contract must not be in default;

(7)	We must not be paying premiums into the Contract as a result of the insured's total disability;

(8)	If we ask you to do so, you must send us the Contract to be endorsed; and

(9)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.
If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recalculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount or an increase in Supplemental Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25.
The Sales Load Target Premium is calculated separately for each Basic Insurance Amount Coverage Segment. When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. For Contract form MPVUL-2008-NY, the current sales load charge for each segment is equal to 6% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 6% of allocated premiums paid in excess of this amount.
For Contract form MPVUL-2003-NY, the current sales load charge for each segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter. See the definition of Contract Year for an increase under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.
Each Basic Insurance Amount Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Insurance Amount and Surrender Charges.
The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount and/or Supplemental Insurance Amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract form MPVUL-2008-NY (1980 CSO Mortality Tables for Contracts issued on Contract form MPVUL-2003-NY), the age at the effective date of the increase and the number of years since then, total Basic Insurance Amount and/or Supplemental Insurance Amount, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any. The Net Amount at Risk for the whole Contract (the Basic Insurance Amount Death Benefit minus the Contract Fund) is allocated to each Basic Insurance Amount Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Basic Insurance Amount Coverage Segments. In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.
If you elect to increase the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract, you will receive a "free‑look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free‑look" right must be exercised no later than 10 days after receipt of the Contract with an increase.
Payment of a significant premium in conjunction with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.
Decreases in Insurance Amount
You have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(1)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(2)
The Basic Insurance Amount and the Supplemental Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount and the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(3)	The Contract must not be in default;

(4)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;

(5)	If we ask you to do so, you must send us the Contract to be endorsed; and

(6)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount / Supplemental Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25.
For Contracts with more than one Basic Insurance Amount Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease. Each Basic Insurance Amount Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.
We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits. It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount are decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount or Supplemental Insurance Amount.
CONTRACT VALUES
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Fund (s);

(2)	interest credited on any amounts allocated to the Fixed Rate Option;

(3)	interest credited on any loan; and

(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, and any withdrawals or accelerated benefits. See Withdrawals and RIDERS. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance, outstanding Contract Debt, and/or any applicable surrender charge.
Loans
You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 4% for standard loans.
A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available. Preferred loans are charged interest at an effective annual rate of 3.10%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 3%. On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The Limited No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS . See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt. See Overloan Protection Rider.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the IRS may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.
If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable. We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(1)	We must receive a request for the withdrawal in Good Order at our Service Office.

(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.

(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.

(5)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.
We may charge transaction fee for each withdrawal of up to $25. Currently, we do not charge a fee for withdrawals. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. Withdrawals under Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit will not change the Basic Insurance Amount. However, under Contracts with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount and/or Supplemental Insurance Amount (if applicable). If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment of Contract Benefits.
The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 5th Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, no Target Term Rider, and no change to the Basic Insurance Amount has previously occurred.

Example of a Type A Death Benefit Withdrawal
Net amount of withdrawal:		$10,000
Withdrawal Surrender Charge (2% reduction):		$24
Gross amount of withdrawal:		$10,024
Contract values (current)	Before	After
Basic Insurance Amount:	$500,000	$490,000
Death Benefit amount:	$500,000	$490,000
Contract Fund value:	$100,000	$89,976
Contract Surrender Charge:	$1,200	$1,176
No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.
Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See Limited No-Lapse Guarantee.
Surrender of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits and Surrender Charge .
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law), including surrenders of fixed reduced paid-up Contracts. We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse Guarantee, assuming there are no outstanding loans. See Limited No-Lapse Guarantee. Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(1)	We receive a written request for reinstatement in Good Order at our Service Office;

(2)	Renewed evidence of insurability is provided on the insured;

(3)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement;

(4)
For Contracts issued on Form MPVUL-2003-NY, any Contract Debt must be restored with interest to date, or paid back. If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement; and

(5)	The insured is living on the date the Contract is reinstated.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.
TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation in the statements of additional information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. For example, on Contract form MPVUL-2008-NY the Attained Age factors for a male, age 51, nonsmoker, range from 2.79 in the first year to 1.00 at age 121. For Contract form MPVUL-2003-NY the Attained Age factors for a male, age 51, nonsmoker, range from 2.50 in the first year to 1.00 at age 100. A listing of Attained Age factors can be found on your Contract’s data pages.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For example, on Contract form MPVUL-2008-NY the Attained Age factors for an insured age 51 range from 1.78 in the first year to 1.00 at age 121. For Contract form MPVUL-2003-NY the Attained Age factors for a male, age 51, nonsmoker, range from 1.78 in the first year to 1.00 at age 95.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
The contract may not qualify as life insurance under federal tax law after the insured has attained age 100 and may be subject to adverse tax consequences. A tax adviser should be consulted before you choose to continue the contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS . The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the IRS may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the IRS to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed). The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties.  Beginning in 2018, if you sell your Contract to a third party, such as a life settlement company, that purchaser is required to report the amount of the sales proceeds to us and the IRS.  We are then required to report your cost basis in that Contract to you and the IRS.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
The earnings of the Account are taxed as part of our operations. Currently, no charge is being made to the Account for our federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for our federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate accoun t assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in separate account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, Inc ., acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $120,592,554 in 2017, $100,714,661 in 2016, and $97,551,382 in 2015. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract. Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers. Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.
Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 16.75% on premiums received in year two, and up to 5.75% on premiums received in years three through 10, and up to 0% on premiums received in years 11 and beyond up to the Commissionable Target Premium in each Contract Year. Moreover, broker-dealers will receive compensation of up to 5.75% on premiums received in any of the first 10 years, and up to 0% on premiums received in years 11 and beyond to the extent that premiums in that year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two through five of up to 0.40% of the Contract Fund net of Contract Debt, and up to 0.20% in years six through 10, and up to 0.12% in years 11 and beyond.
If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 16.75% of premiums received in year two, and up to 5.75% on premiums received in years three through 10, and up to 0% on premiums received in years 11 and beyond up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 5.75% on premiums received in any of the first 10 years, and up to 0% on premiums received in years 11 and beyond following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.
Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group. As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.
M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits. Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group. However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.
Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Pruco Securities to authorized broker-dealers. Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.
Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.
Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or Portfolio manager, to the extent you allocate cash value to that Fund. In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds. Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017 may be found in the statement of additional information. The least amount paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account . Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Account ; the ability of Pruco Securities to perform its contract with the Account ; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited financial statements are shown in the statement of additional information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.
The Account’s audited financial statements are available in the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the statement of additional information.
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS
Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then. For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”
Contract - The variable universal life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is effective, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary. For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).
Coverage Segment - The Basic Insurance Amount and the Supplemental Insurance Amount at issue are the first two Coverage Segments. For each increase, a new Coverage Segment is created for the amount of the increase.
Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%. Also referred to in the Contract as fixed investment option.
Fund - Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Limited No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals. See Limited No-Lapse Guarantee.
Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or Type B Contract in-force until the insured’s age 80, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.
Monthly Date - The Contract Date and the same date in each subsequent month.
Net Amount at Risk - The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example, if the Contract's

Death Benefit is $500,000 and the Contract Fund is $100,000, the Net Amount at Risk is $400,000.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.
Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.
Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years regardless of investment performance and assuming no loans or withdrawals.
Supplemental Insurance Amount - An additional insurance amount to Attained Age 121 on the life of the insured for Contract form MPVUL-2008-NY, and to Attained Age 100 for Contract form MPVUL-2003-NY.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options - The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

To Learn More About MPremierSM VUL

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-117796. The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the MPremierSM VUL SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/mpvul , or request a copy by writing to us at:
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-03974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2018.

Pruco Life of New Jersey Variable Appreciable Account (the " Account ")
Pruco Life Insurance Company of New Jersey

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the MPremier SM VUL prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356. You can also view the statement of additional information located with the prospectus at www.prudential.com/mpvul, or request a copy by writing to us.

The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company founded on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey, Pruco Life and Prudential. However, neither Prudential Financial, Prudential, Pruco Life, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract. Pruco Life of New Jersey and Pruco Life’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Banking and Insurance of the state of N ew Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of the New York State Insurance Department.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

P ruco Life of New Jersey and Prudential have entered into a service agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Pruco Life of New Jersey has reimbursed Prudential $18,772,784 in 2017, $16,925,435 in 2016, and $14,159,949 in 2015, of which the life business accounted for $7,862,448, $7,037,114, and $5,792,204, respe ctively.

Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

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Our individual life insurance treaties covering MPremier SM VUL Contracts provide for the reinsurance of a portion of the mortality risk on a yearly renewable term basis.  Pruco Life of New Jersey or its affiliates retain any such mortality risk that is not ceded under these treaties.

TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,394,460 in 2017, $1,507,087 in 2016, and $1,620,970 in 2015 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed

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Insured before a determination can be made. A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of a Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of this Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates. It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit. A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount; and

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(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,500	$250,000 $264,000* $297,500*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of Attained Age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages. The interest rate will range from 0% to 8%; in ½% increments. The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount plus the Supplemental Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the Supplemental Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the Basic Insurance Amount and Supplemental Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract with an interest rate of 0% was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80 80*** 80***	$150,000 $200,000 $225,000 $250,000 $250,000	$125,000 $150,000 $175,000 $500,000 $600,000	1.32 1.32 1.32 1.32 1.32	198,000 264,000 297,500 330,000 330,000	$375,000 $400,000 $425,000 $750,000 $750,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.
***Illustrates the effect of a Type C Benefit Factor = 1.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a paper application or (2) our worksheet process. When using the paper application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

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ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in Basic Insurance Amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, for MPVUL-2003-NY Contracts, the sales load charge for each Coverage Segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter. Currently, for MPVUL-2008-NY Contracts, the sales load charge for each Coverage Segment is equal to 6% of the allocated premium paid in each Contract Year.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable, rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2017) that received payment or accrued a payment amount with respect to variable product business during 2017. The least amount paid or accrued and the greatest amount paid or accrued during 2017 were $1.00 and $9,341,154, respectively.

Names of Firms:

1ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, 3 MARK EQUITIES INC (J CLAY), AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN GENERAL INS AGCY INC, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERIPRISE FINANCIAL SERVICES INC, AMERITAS INVESTMENT CORP, AON CONSULTING INC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, ASSOCIATED SECURITIES CORP, ASSOCIATES DIVERSIFIED BROKERAGE INC, AUSDAL FINANCIAL PARTNERS INC, AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES INS AGCY INC (K OSTER), BAIRD INSURANCE SERVICES, BB&T INSURANCE SERVICES, INC, BBVA COMPASS INSURANCE AGENCY INC, BBVA SECURITIES INC, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & COMPANY INSURANCE INC, BROKER DEALER FINANCIAL SERVICES, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CADARET GRANT AND CO INC (B ULLMAN), CADARET GRANT INS AGENCY OF OHIO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC (B LONG), CAPITAL INVESTMENT GROUP INC (J CHRISTIAN), CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL

7

SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTERRE CAPITAL LLC, CES INSURANCE AGENCY INC, CES INSURANCE AGENCY OF TX INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA FINANCIAL SPECIALISTS LLC (H POWELL), CETERA INVESTMENT SERVICES LLC (K HENDERSHOT), CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLARK CONSULTING INC, CLARK SECURITIES INC, CLIENT ONE SECURITIES LLC, CMS INVESTMENT RESOURCES LLC, COLORADO FINANCIAL GROUP INC, COMERICA INSURANCE SERVICES INC, COMMONWEALTH FINANCIAL NETWORK, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, COMPREHENSIVE ASSET MANAGEMENT, COMPREHENSIVE ASSET MANAGEMENT & SERVICING INC, COMPREHENSIVE BROKERAGE SERVICES INC, COMPREHENSIVE BROKERAGE SVCS (TILCHIN), CONCORDE INSURANCE AGENCY INC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CROWN CAPITAL SECURITIES LP (T BURNS), CURTIS INSURANCE LLC (E SEARFOSS), CUSO FINANCIAL SERVICES INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY FIN NETWORK INC (B HASTINGS), EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EDWARD JONES INS AGCY OF OH LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESSEX FINANCIAL SERVICES INC, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL PLANNING CONSULTANTS, FINANCIAL TELESIS INC, FINANCIAL WEST GROUP, FINANCIAL WEST INVESTMENT GROUP, FIRST ALLIED SECURITIES, FIRST BROKERAGE AMERICA LLC, FIRST DAKOTA INC, FIRST GLOBAL INSURANCE SVC INC, FIRST HEARTLAND CAPITAL INC, FIRST HEARTLAND CAPITAL INC (D HOFF), FIRST LIBERTIES SECURITIES INC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORESTERS EQUITY SERVICES INC, FORTHRIGHT AGENCY OF AZ INC, FORTHRIGHT AGENCY OF NJ INC (J HEALD), FORTHRIGHT AGENCY OF OHIO INC, FORTHRIGHT INS AGENCY OF MA, FORTHRIGHT INSURANCE AGENCY OF MA, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, FSC SECURITIES CORP, GENEOS WEALTH MANAGEMENT INC, GIRARD SECURITIES INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GUARDIAN INV SVS CORP, GWN SECURITIES INC, H BECK INC, H D VEST INSURANCE AGENCY LLC, H D VEST INVESTMENT SECURITIES, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEARTLAND INVESTMENT ASSOCIATES INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT INC, HORNOR TOWNSEND & KENT INC (J CARMAN), HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, HWG INS AGENCY INC (G HOOD), HWG INS AGENCY INC (J MANLEY), IBN FINANCIAL SERVICES INC, ICC INSURANCE AGENCY INC, ICC SOUTHWEST INS AGENCY INC, IFS SECURITIES INC, IMS INSURANCE AGENCY INC, IMS INSURANCE AGENCY INC (T BADAR), IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INDEPENDENT FINANCIAL GROUP LLC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERSECURITIES INSURANCE AGENCY INC, INTERVEST INTERNAT'L EQUITIES CORP, INTERVEST INTERNAT'L EQUITIES CORP (W CHERNEKOFF), INTERVEST INTERNATIONAL INC, INVERNESS SECURITIES LLC, INVEST FIN CORP INS AGCY INC OF IL, INVEST FINANCIAL CORP AGENCY OF IL, INVEST FINANCIAL CORPORATION, INVEST FINANCIAL CORPORATION INSURANCE, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT PROFESSIONALS INC, INVESTORS SECURITY COMPANY INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, J.W. COLE INSURANCE SERVICES INC, JANNEY MONTGOMERY SCOTT LLC, JK FINANCIAL SERVICES INC, KCD FINANCIAL INC, KCG SECURITIES LLC, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES INC, KOVACK SECURITIES INC, KOVACK SECURITIES INC (R LANDERS), L M KOHN & CO, LA SALLE STREET SECURITIES INC, LARSON FINANCIAL GROUP LLC, LEADERS GROUP INC, LEGEND EQUITIES CORP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LIFEMARK SECURITIES CORP (A KALINOWSKI), LINCOLN FINANCIAL ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN FINANCIAL SEC CORP (A GERSTEN), LINCOLN FINANCIAL SEC CORP (C GRAHAM), LINCOLN FINANCIAL SEC CORP (F PRELLE JR), LINCOLN FINANCIAL SEC CORP (G NEMEC), LINCOLN FINANCIAL SEC CORP (G RICHARDSON), LINCOLN FINANCIAL SEC CORP (J AARON), LINCOLN FINANCIAL SEC CORP (J PERRY), LINCOLN FINANCIAL SEC CORP (M DOOLEY), LINCOLN FINANCIAL SEC CORP (N YAMPOL), LINCOLN FINANCIAL SEC CORP (S VAN WEZEL), LINCOLN INVESTMENT PLANNING INC, LINCOLN INVESTMENT PLANNING LLC, LINCOLN INVESTMENT PLANNING LLC (LEC), LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, LPL FINANCIAL LLC, LPL INSURANCE ASSOCIATES, LSY INC DBA AMERICAN INVESTORS CO, M HOLDINGS SECURITIES INC, M-FINANCIAL SECURITIES MARKETING INC, M&T SECURITIES INC, MANNA CAPITAL MANAGEMENT, MARINER INSURANCE RESOURCES LLC, MARSH INSURANCE & INVESTMENTS CORP, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGENCY INC, MERRILL LYNCH PIERCE FENNER AND SMITH INC, METLIFE SECURITIES INC, MFAS CORP (B BOEGER), MFAS CORP (B FRANKEN), MIDAMERICA FINANCIAL SERVICES INC, MMC SECURITIES CORP, MML INS AGCY INC (C PATCH), MML INS AGCY INC (D PAJAK), MML INS AGCY INC (F SCRUGGS), MML INS AGCY INC (G KOROGHLIAN), MML INS AGCY INC (H NICHOLS), MML INS AGCY INC (H OK), MML INS AGCY INC (J ABEL), MML INS AGCY INC (J MOODY), MML INS AGCY INC (J PELLICANE), MML INS AGCY INC (J VANGILDER), MML INS AGCY INC (M DAMSKY), MML INS AGCY INC (O BACQUE JR), MML INS AGCY INC (P SPEECE), MML INS AGCY INC (P SULLIVAN), MML INS AGCY INC (T MCDONALD), MML INSURANCE AGENCY INC, MML INVESTORS SERVICES INC, MML INVESTORS SERVICES LLC, MONEY CONCEPTS CAPITAL CORP, MORGAN STANLEY DEAN WITTER INS SVCS INC, MORGAN STANLEY INSURANCE SERVICES, MORGAN STANLEY INSURANCE SERVICES INC, MORGAN STANLEY SMITH BARNEY, MSC OF TX INC, MSI FINANCIAL SERVICES INC, MTL EQUITY PRODUCTS INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL PLANNING CORP, NETWORK AGENCY INC, NETWORK AGENCY INC (S KLEHR-OTTINGER), NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SECURITIES INC, NEXT FINANCIAL GROUP INC, NEXT FINANCIAL INS AGCY OF TX INC, NFP ADVISOR SERVICES LLC, NFP INSURANCE SVCS. INC, NIAGARA INTERNATIONAL CAPITAL LIMITED, NICOL INVESTORS CORPORATION, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS LLC, NORTHWESTERN MUTUAL INVESTMENT SERVICES, NPB FINANCIAL GROUP LLC, NPC INSURANCE AGENCY INC, NYLIFE INSURANCE AGENCY INC, NYLIFE SECURITIES, NYLIFE SECURITIES LLC, NYLINK INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OBS BROKERAGE SERVICES INC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INSURANCE AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OPPENHEIMER LIFE AGENCY LIMITED, OPPENHEIMER LIFE AGENCY LTD (T LEY), PACKERLAND BROKERAGE SERVICES INC, PARK AVENUE SECURITIES LLC, PARKLAND SECURITIES LLC, PARTNERS MKTG SVCS OF PA INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PREFERRED PRODUCT NETWORK INC,

8

PRINCIPAL SECURITIES INC, PRINCOR FINANCIAL SERVICES CORPORATION, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PRIVATE LEDGER INSURANCE AGCY, PROEQUITIES INC, PROSPERA FINANCIAL SERVICES, PURSHE KAPLAN STERLING INS INV, PURSHE KAPLAN STERLING INVESTMENT INC, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, QUESTAR CAPITAL CORPORATION, RAB AGENCY INC, RAYMOND JAMES AND ASSOCIATES INC, RAYMOND JAMES INSURANCE GROUP INC, RBC CAPITAL MARKETS CORPORATION, RBC CAPITAL MARKETS LLC, REGULUS ADVISORS LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INCORPORATED, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), ROYAL ALLIANCE INS AGENCY OF TX INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBHU LIFE AGENCY INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURIAN FINANCIAL SVS INC (R LEVITZ), SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGMA FINANCIAL CORP (E STINES), SIGNAL SECURITIES INC, SIGNATOR FINANCIAL SERVICES INC, SIGNATOR INSURANCE AGENCY INC, SIGNATOR INVESTORS INC, SII INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SORRENTO PACIFIC FINANCIAL LLC, SORRENTO PACIFIC FINANCIAL LLC (P KAPLAN), SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, SSI EQUITY SERVICES INC, SSN AGENCY INC (M GIOKAS), ST BERNARD FINANCIAL SERVICES, STANLEY LAMAN GROUP SECURITIES LLC, STANLEY LAMAN GROUP SECURITIES LLC (W STANLEY), STEPHENS INSURANCE LLC, STERN CAPITAL DE, STERNE AGEE FINANCIAL SERVICES, INC., STIFEL NICOLAUS & COMPANY INC, SUMMIT BROKERAGE SERVICES, INC., SUMMIT EQUITIES INC, SUNSET FINANCIAL SERVICES INC, SUPERIOR FINANCIAL SERVICES INC, TAYLOR CAPITAL MANAGEMENT INC, TBS AGENCY INC, TBS AGENCY INC (B PLACE), TBS AGENCY INC (B WEINSTEIN), TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, TRADING SERVICES CORP, TRANSAMERICA FINANCIAL ADVISORS INC, TRG ADVISORS INC, TRIAD ADVISORS INC, TRIAD INSURANCE INC, TRUSTMONT FINANCIAL GROUP INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES INC, UBS FINANCIAL SERVICES INS AGENCY, UBS FINANCIAL SERVICES INS AGENCY INC, UBS FINANCIAL SERVICES INS AGENCY INC (J BUTCHER), UBS FINANCIAL SERVICES INS AGENCY INC (S KIRSON), UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL SERVICES, UNITED PLANNERS FINANCIAL SERVICES OF AMERICA, UNIVEST INSURANCE INC, UPFSA INS AGENCY OF AZ INC, UPFSA INSURANCE AGENCY OF AZ INC, US BANCORP INSURANCE SERVICES LLC, US BANCORP INVESTMENTS INC, USA FINANCIAL SECURITIES CORP, USALLIANZ SECURITIES INC, USI SECURITIES INC, VALMARK SECURITIES INC, VALOR INSURANCE AGENCY INC, VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, VOYA INSURANCE SOLUTIONS INC, VSR FINANCIAL SERVICES INC, VSR FINANCIAL SERVICES INC OF TEXAS INC, W & R INSURANCE AGENCY INC, W S GRIFFITH SEC INC (R PLYBON), WACHOVIA INSURANCE SERVICES BROKER DEALER INC, WALL STREET FINANCIAL GROUP INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS INSURANCE AGENCY, WELLS FARGO ADVISORS LLC, WELLS FARGO WEALTH BROKERAGE INS AGENCY, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINDHAM FINANCIAL SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WOODBURY FINANCIAL SERVICES INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP INC, WORTH FINANCIAL GROUP INC, WRP INVESTMENTS INC, 2nd GLOBAL CAPITAL CORPORATION .

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2017, and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

9

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund as if MPremierSM VUL had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,809,371	$140,695,698	$231,065,070	$331,235,868	$145,844,180
Net Assets	$9,809,371	$140,695,698	$231,065,070	$331,235,868	$145,844,180

NET ASSETS, representing:
Accumulation units	$9,809,371	$140,695,698	$231,065,070	$331,235,868	$145,844,180
	$9,809,371	$140,695,698	$231,065,070	$331,235,868	$145,844,180

Units outstanding	5,362,936	43,339,793	15,899,639	26,420,702	15,662,103

Portfolio shares held	980,937	10,707,435	4,484,959	11,085,538	5,367,839
Portfolio net asset value per share	$10.00	$13.14	$51.52	$29.88	$27.17
Investment in portfolio shares, at cost	$9,809,370	$128,081,686	$103,349,547	$176,390,459	$78,276,910

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$340,252	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	150,849	402,285	1,220,789	1,956,990	884,049
Reimbursement for excess expenses	—	(12,132)	(141,192)	(636,942)	(229,797)
NET EXPENSES	150,849	390,153	1,079,597	1,320,048	654,252

NET INVESTMENT INCOME (LOSS)	189,403	(390,153)	(1,079,597)	(1,320,048)	(654,252)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	7,432,199	6,584,124	7,066,227	3,632,829
Net change in unrealized gain (loss) on investments	—	2,265,792	42,186,197	36,983,021	12,848,059
NET GAIN (LOSS) ON INVESTMENTS	—	9,697,991	48,770,321	44,049,248	16,480,888

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,403	$9,307,838	$47,690,724	$42,729,200	$15,826,636

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$21,078,585	$79,862,324	$35,054,233	$9,373,642	$17,255,089
Net Assets	$21,078,585	$79,862,324	$35,054,233	$9,373,642	$17,255,089

NET ASSETS, representing:
Accumulation units	$21,078,585	$79,862,324	$35,054,233	$9,373,642	$17,255,089
	$21,078,585	$79,862,324	$35,054,233	$9,373,642	$17,255,089

Units outstanding	4,549,484	15,622,353	2,720,141	770,430	4,939,457

Portfolio shares held	4,077,096	1,344,936	1,106,510	349,242	502,624
Portfolio net asset value per share	$5.17	$59.38	$31.68	$26.84	$34.33
Investment in portfolio shares, at cost	$20,398,919	$51,865,000	$21,832,820	$10,624,782	$10,197,149

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$108,602,304	$1,091,473	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,149,708	311,167	158,904	50,141	74,323
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	5,149,708	311,167	158,904	50,141	74,323

NET INVESTMENT INCOME (LOSS)	103,452,596	780,306	(158,904)	(50,141)	(74,323)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	1,365,919	—	—	—
Net realized gain (loss) on shares redeemed	37,858,616	1,901,075	646,896	(245,799)	335,627
Net change in unrealized gain (loss) on investments	(18,824,361)	9,741,317	4,525,693	169,531	3,114,364
NET GAIN (LOSS) ON INVESTMENTS	19,034,255	13,008,311	5,172,589	(76,268)	3,449,991

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$122,486,851	$13,788,617	$5,013,685	$(126,409)	$3,375,668

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$2,721,335	$51,659,390	$18,461,905	$53,050	$399,307
Net Assets	$2,721,335	$51,659,390	$18,461,905	$53,050	$399,307

NET ASSETS, representing:
Accumulation units	$2,721,335	$51,659,390	$18,461,905	$53,050	$399,307
	$2,721,335	$51,659,390	$18,461,905	$53,050	$399,307

Units outstanding	613,013	10,251,942	1,818,459	35,765	234,378

Portfolio shares held	215,637	837,403	479,405	3,058	10,937
Portfolio net asset value per share	$12.62	$61.69	$38.51	$17.35	$36.51
Investment in portfolio shares, at cost	$2,567,356	$21,306,412	$9,173,431	$44,117	$288,249
STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$553	$1,450

EXPENSES
Charges for mortality and expense risk, and
for administration	16,670	215,249	99,131	435	2,254
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	16,670	215,249	99,131	435	2,254

NET INVESTMENT INCOME (LOSS)	(16,670)	(215,249)	(99,131)	118	(804)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	2,037	3,472
Net realized gain (loss) on shares redeemed	13,009	1,575,617	777,889	228	3,282
Net change in unrealized gain (loss) on investments	69,269	12,501,659	1,404,033	8,811	80,731
NET GAIN (LOSS) ON INVESTMENTS	82,278	14,077,276	2,181,922	11,076	87,485

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$65,608	$13,862,027	$2,082,791	$11,194	$86,681

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$246,108	$412,201	$405,218	$13,407,035	$1,841,101
Net Assets	$246,108	$412,201	$405,218	$13,407,035	$1,841,101

NET ASSETS, representing:
Accumulation units	$246,108	$412,201	$405,218	$13,407,035	$1,841,101
	$246,108	$412,201	$405,218	$13,407,035	$1,841,101

Units outstanding	149,110	107,573	232,846	3,467,379	787,091

Portfolio shares held	5,033	36,771	22,727	509,386	51,600
Portfolio net asset value per share	$48.90	$11.21	$17.83	$26.32	$35.68
Investment in portfolio shares, at cost	$142,100	$262,296	$439,957	$6,859,730	$1,333,046

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$233	$6,534	$—	$—	$4,194

EXPENSES
Charges for mortality and expense risk, and
for administration	1,975	3,523	3,378	29,803	4,230
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,975	3,523	3,378	29,803	4,230

NET INVESTMENT INCOME (LOSS)	(1,742)	3,011	(3,378)	(29,803)	(36)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	8,821	—	36,740	—	16,625
Net realized gain (loss) on shares redeemed	1,391	17,880	(8,574)	473,182	31,397
Net change in unrealized gain (loss) on investments	48,040	9,270	44,973	991,993	355,109

NET GAIN (LOSS) ON INVESTMENTS	58,252	27,150	73,139	1,465,175	403,131

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$56,510	$30,161	$69,761	$1,435,372	$403,095

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
ASSETS
Investment in the portfolios, at fair value	$16,361,450	$4,692,398	$620,123	$104,319	$107,405
Net Assets	$16,361,450	$4,692,398	$620,123	$104,319	$107,405

NET ASSETS, representing:
Accumulation units	$16,361,450	$4,692,398	$620,123	$104,319	$107,405
	$16,361,450	$4,692,398	$620,123	$104,319	$107,405

Units outstanding	4,451,258	2,035,143	69,398	30,263	2,753

Portfolio shares held	1,106,251	583,632	20,173	7,637	3,976
Portfolio net asset value per share	$14.79	$8.04	$30.74	$13.66	$27.01
Investment in portfolio shares, at cost	$9,159,461	$3,370,663	$658,603	$96,341	$82,457

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$8,539	$549	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	36,427	11,091	529	194	—
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	36,427	11,091	529	194	—

NET INVESTMENT INCOME (LOSS)	(36,427)	(11,091)	8,010	355	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	11,237	2,877
Net realized gain (loss) on shares redeemed	471,657	57,400	(20,893)	396	1,088
Net change in unrealized gain (loss) on investments	2,568,787	1,172,511	150,787	(1,333)	25,650
NET GAIN (LOSS) ON INVESTMENTS	3,040,444	1,229,911	129,894	10,300	29,615

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,004,017	$1,218,820	$137,904	$10,655	$29,615

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,590	$125,345	$1,384,597	$1,430,739	$797,614
Net Assets	$15,590	$125,345	$1,384,597	$1,430,739	$797,614

NET ASSETS, representing:
Accumulation units	$15,590	$125,345	$1,384,597	$1,430,739	$797,614
	$15,590	$125,345	$1,384,597	$1,430,739	$797,614

Units outstanding	748	4,097	55,020	74,528	42,786

Portfolio shares held	1,148	8,998	119,671	74,829	52,683
Portfolio net asset value per share	$13.58	$13.93	$11.57	$19.12	$15.14
Investment in portfolio shares, at cost	$14,569	$108,442	$1,084,515	$1,193,136	$595,166

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$242	$1,752	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	—	—	1,264	2,619	727
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	—	1,264	2,619	727

NET INVESTMENT INCOME (LOSS)	242	1,752	(1,264)	(2,619)	(727)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	5,846	—	—	—
Net realized gain (loss) on shares redeemed	(1)	919	42,800	12,621	11,934
Net change in unrealized gain (loss) on investments	2,921	7,841	35,162	132,268	94,346
NET GAIN (LOSS) ON INVESTMENTS	2,920	14,606	77,962	144,889	106,280

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,162	$16,358	$76,698	$142,270	$105,553

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$641,513	$1,221,029	$1,600,397	$2,819,752	$1,054,095
Net Assets	$641,513	$1,221,029	$1,600,397	$2,819,752	$1,054,095

NET ASSETS, representing:
Accumulation units	$641,513	$1,221,029	$1,600,397	$2,819,752	$1,054,095
	$641,513	$1,221,029	$1,600,397	$2,819,752	$1,054,095

Units outstanding	22,144	42,818	68,219	114,364	49,577

Portfolio shares held	32,351	42,634	169,713	56,542	44,458
Portfolio net asset value per share	$19.83	$28.64	$9.43	$49.87	$23.71
Investment in portfolio shares, at cost	$410,992	$807,870	$1,240,107	$1,511,047	$761,593

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	556	1,068	1,484	4,936	1,149
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	556	1,068	1,484	4,936	1,149

NET INVESTMENT INCOME (LOSS)	(556)	(1,068)	(1,484)	(4,936)	(1,149)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,314	36,886	13,846	132,121	12,844
Net change in unrealized gain (loss) on investments	121,474	45,279	267,884	549,984	189,604
NET GAIN (LOSS) ON INVESTMENTS	135,788	82,165	281,730	682,105	202,448

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$135,232	$81,097	$280,246	$677,169	$201,299

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$600,022	$1,561,906	$1,199,436	$1,299,245	$608,765
Net Assets	$600,022	$1,561,906	$1,199,436	$1,299,245	$608,765

NET ASSETS, representing:
Accumulation units	$600,022	$1,561,906	$1,199,436	$1,299,245	$608,765
	$600,022	$1,561,906	$1,199,436	$1,299,245	$608,765

Units outstanding	45,747	94,363	53,893	77,755	45,915

Portfolio shares held	55,868	67,556	58,452	42,183	55,342
Portfolio net asset value per share	$10.74	$23.12	$20.52	$30.80	$11.00
Investment in portfolio shares, at cost	$588,597	$1,392,469	$937,733	$1,015,007	$599,331

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	650	1,341	1,235	1,221	625
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	650	1,341	1,235	1,221	625

NET INVESTMENT INCOME (LOSS)	(650)	(1,341)	(1,235)	(1,221)	(625)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,394	4,091	35,137	12,148	3,309
Net change in unrealized gain (loss) on investments	7,518	138,034	169,873	244,307	3,643
NET GAIN (LOSS) ON INVESTMENTS	8,912	142,125	205,010	256,455	6,952

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,262	$140,784	$203,775	$255,234	$6,327

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$96,764	$682,597	$6,284,023	$4,228,075	$226,481
Net Assets	$96,764	$682,597	$6,284,023	$4,228,075	$226,481

NET ASSETS, representing:
Accumulation units	$96,764	$682,597	$6,284,023	$4,228,075	$226,481
	$96,764	$682,597	$6,284,023	$4,228,075	$226,481

Units outstanding	2,275	24,421	334,221	158,608	10,779

Portfolio shares held	3,097	30,004	211,228	94,992	5,690
Portfolio net asset value per share	$31.24	$22.75	$29.75	$44.51	$39.80
Investment in portfolio shares, at cost	$83,728	$578,963	$3,647,286	$2,268,590	$212,276

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$8,574	$—	$—	$1,632

EXPENSES
Charges for mortality and expense risk, and
for administration	—	519	12,439	8,144	206
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	519	12,439	8,144	206

NET INVESTMENT INCOME (LOSS)	—	8,055	(12,439)	(8,144)	1,426

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,985	9,101	—	—	11,563
Net realized gain (loss) on shares redeemed	810	6,203	107,466	159,181	340
Net change in unrealized gain (loss) on investments	4,303	37,898	892,416	665,889	12,766
NET GAIN (LOSS) ON INVESTMENTS	15,098	53,202	999,882	825,070	24,669

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,098	$61,257	$987,443	$816,926	$26,095

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,001,202	$—	$1,456,725	$216,266	$5,957,938
Net Assets	$2,001,202	$—	$1,456,725	$216,266	$5,957,938

NET ASSETS, representing:
Accumulation units	$2,001,202	$—	$1,456,725	$216,266	$5,957,938
	$2,001,202	$—	$1,456,725	$216,266	$5,957,938

Units outstanding	97,170	—	92,372	11,252	208,942

Portfolio shares held	64,162	—	49,381	8,418	171,946
Portfolio net asset value per share	$31.19	$—	$29.50	$25.69	$34.65
Investment in portfolio shares, at cost	$1,296,583	$—	$1,467,317	$188,347	$3,156,831

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	5/19/2017*	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$54,413	$700	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,967	100	1,396	230	10,977
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,967	100	1,396	230	10,977

NET INVESTMENT INCOME (LOSS)	(1,967)	(100)	53,017	470	(10,977)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	7,518	—
Net realized gain (loss) on shares redeemed	77,696	891	(1,809)	722	210,010
Net change in unrealized gain (loss) on investments	393,216	11,260	101,130	22,903	1,359,736
NET GAIN (LOSS) ON INVESTMENTS	470,912	12,151	99,321	31,143	1,569,746

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$468,945	$12,051	$152,338	$31,613	$1,558,769

* Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,391,627	$4,978,307	$11,617,742	$30,036,070	$6,252,774
Net Assets	$9,391,627	$4,978,307	$11,617,742	$30,036,070	$6,252,774

NET ASSETS, representing:
Accumulation units	$9,391,627	$4,978,307	$11,617,742	$30,036,070	$6,252,774
	$9,391,627	$4,978,307	$11,617,742	$30,036,070	$6,252,774

Units outstanding	728,471	206,353	615,812	1,571,640	384,728

Portfolio shares held	688,536	169,966	763,823	1,664,971	385,974
Portfolio net asset value per share	$13.64	$29.29	$15.21	$18.04	$16.20
Investment in portfolio shares, at cost	$8,414,024	$3,956,931	$7,631,160	$20,733,057	$4,773,564

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	21,111	10,920	20,103	58,496	16,417
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	21,111	10,920	20,103	58,496	16,417

NET INVESTMENT INCOME (LOSS)	(21,111)	(10,920)	(20,103)	(58,496)	(16,417)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	42,729	73,264	442,160	544,803	168,572
Net change in unrealized gain (loss) on investments	342,578	549,382	994,285	3,271,920	416,145
NET GAIN (LOSS) ON INVESTMENTS	385,307	622,646	1,436,445	3,816,723	584,717

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$364,196	$611,726	$1,416,342	$3,758,227	$568,300

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
ASSETS
Investment in the portfolios, at fair value	$800,120	$6,502,781	$1,762,479	$—	$984,336
Net Assets	$800,120	$6,502,781	$1,762,479	$—	$984,336

NET ASSETS, representing:
Accumulation units	$800,120	$6,502,781	$1,762,479	$—	$984,336
	$800,120	$6,502,781	$1,762,479	$—	$984,336

Units outstanding	36,195	261,193	70,305	—	47,303

Portfolio shares held	53,880	391,970	93,451	—	67,053
Portfolio net asset value per share	$14.85	$16.59	$18.86	$—	$14.68
Investment in portfolio shares, at cost	$661,532	$5,513,789	$1,361,313	$—	$784,452

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017*	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,767	12,118	3,898	1,852	2,237
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,767	12,118	3,898	1,852	2,237

NET INVESTMENT INCOME (LOSS)	(1,767)	(12,118)	(3,898)	(1,852)	(2,237)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,918	39,944	23,478	353,539	18,502
Net change in unrealized gain (loss) on investments	92,725	681,374	220,032	(252,043)	115,722
NET GAIN (LOSS) ON INVESTMENTS	106,643	721,318	243,510	101,496	134,224

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$104,876	$709,200	$239,612	$99,644	$131,987

* Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$132,260	$40,070,587	$974,444	$210,471	$90,687
Net Assets	$132,260	$40,070,587	$974,444	$210,471	$90,687

NET ASSETS, representing:
Accumulation units	$132,260	$40,070,587	$974,444	$210,471	$90,687
	$132,260	$40,070,587	$974,444	$210,471	$90,687

Units outstanding	6,456	2,877,968	52,757	14,421	7,829

Portfolio shares held	5,891	2,858,102	65,752	17,294	7,653
Portfolio net asset value per share	$22.45	$14.02	$14.82	$12.17	$11.85
Investment in portfolio shares, at cost	$108,523	$30,825,703	$832,397	$194,709	$87,217

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$804	$—	$11,230	$2,389	$402

EXPENSES
Charges for mortality and expense risk, and
for administration	124	67,690	922	174	88
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	124	67,690	922	174	88

NET INVESTMENT INCOME (LOSS)	680	(67,690)	10,308	2,215	314

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,475	—	8,118	1,679	—
Net realized gain (loss) on shares redeemed	1,017	528,895	9,703	1,262	600
Net change in unrealized gain (loss) on investments	13,158	3,916,903	112,310	11,595	2,495
NET GAIN (LOSS) ON INVESTMENTS	15,650	4,445,798	130,131	14,536	3,095

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,330	$4,378,108	$140,439	$16,751	$3,409
The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$522,551	$698,015	$261,653	$831,123	$924,939
Net Assets	$522,551	$698,015	$261,653	$831,123	$924,939

NET ASSETS, representing:
Accumulation units	$522,551	$698,015	$261,653	$831,123	$924,939
	$522,551	$698,015	$261,653	$831,123	$924,939

Units outstanding	35,063	55,491	19,621	58,716	65,866

Portfolio shares held	34,583	58,216	21,482	66,015	73,060
Portfolio net asset value per share	$15.11	$11.99	$12.18	$12.59	$12.66
Investment in portfolio shares, at cost	$455,023	$596,253	$242,530	$745,401	$831,914

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$5,795	$7,913	$3,637	$11,679	$13,826

EXPENSES
Charges for mortality and expense risk, and
for administration	715	1,298	579	1,655	2,068
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	715	1,298	579	1,655	2,068

NET INVESTMENT INCOME (LOSS)	5,080	6,615	3,058	10,024	11,758

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,572	1,967	371	—	—
Net realized gain (loss) on shares redeemed	3,301	4,954	1,704	3,047	3,412
Net change in unrealized gain (loss) on investments	52,913	63,145	18,388	97,383	92,619
NET GAIN (LOSS) ON INVESTMENTS	59,786	70,066	20,463	100,430	96,031

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$64,866	$76,681	$23,521	$110,454	$107,789

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$711,000	$1,039,708	$537,070	$680,899	$60,014
Net Assets	$711,000	$1,039,708	$537,070	$680,899	$60,014

NET ASSETS, representing:
Accumulation units	$711,000	$1,039,708	$537,070	$680,899	$60,014
	$711,000	$1,039,708	$537,070	$680,899	$60,014

Units outstanding	46,447	67,456	37,886	49,851	4,893

Portfolio shares held	9,192	20,915	14,496	18,018	3,758
Portfolio net asset value per share	$77.35	$49.71	$37.05	$37.79	$15.97
Investment in portfolio shares, at cost	$659,715	$973,099	$499,387	$593,114	$53,645

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$2,830	$11,825	$2,764	$2,793	$693

EXPENSES
Charges for mortality and expense risk, and
for administration	753	1,537	411	862	57
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	753	1,537	411	862	57

NET INVESTMENT INCOME (LOSS)	2,077	10,288	2,353	1,931	636

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	38,604	48,405	14,718	20,588	—
Net realized gain (loss) on shares redeemed	2,321	1,719	1,774	5,636	349
Net change in unrealized gain (loss) on investments	57,158	89,060	34,381	64,219	6,195
NET GAIN (LOSS) ON INVESTMENTS	98,083	139,184	50,873	90,443	6,544

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$100,160	$149,472	$53,226	$92,374	$7,180

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$17,447	$79,555	$392,192	$485,263	$277,644
Net Assets	$17,447	$79,555	$392,192	$485,263	$277,644

NET ASSETS, representing:
Accumulation units	$17,447	$79,555	$392,192	$485,263	$277,644
	$17,447	$79,555	$392,192	$485,263	$277,644

Units outstanding	1,162	4,591	23,949	37,664	22,564

Portfolio shares held	367	5,210	16,444	22,435	17,170
Portfolio net asset value per share	$47.48	$15.27	$23.85	$21.63	$16.17
Investment in portfolio shares, at cost	$16,732	$78,966	$374,756	$448,803	$262,403

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$149	$503	$4,997	$4,465	$9,193

EXPENSES
Charges for mortality and expense risk, and
for administration	17	70	221	335	282
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	17	70	221	335	282

NET INVESTMENT INCOME (LOSS)	132	433	4,776	4,130	8,911

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	953	7,543	13,992	1,631	—
Net realized gain (loss) on shares redeemed	383	14	471	1,372	880
Net change in unrealized gain (loss) on investments	1,766	5,809	20,987	40,104	8,612
NET GAIN (LOSS) ON INVESTMENTS	3,102	13,366	35,450	43,107	9,492

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,234	$13,799	$40,226	$47,237	$18,403

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$79,957	$550,538	$336,021	$308,135	$337,247
Net Assets	$79,957	$550,538	$336,021	$308,135	$337,247

NET ASSETS, representing:
Accumulation units	$79,957	$550,538	$336,021	$308,135	$337,247
	$79,957	$550,538	$336,021	$308,135	$337,247

Units outstanding	6,640	50,325	23,923	17,615	22,734

Portfolio shares held	3,927	41,644	16,062	8,348	22,787
Portfolio net asset value per share	$20.36	$13.22	$20.92	$36.91	$14.80
Investment in portfolio shares, at cost	$78,560	$555,278	$313,189	$275,109	$313,431

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,652	$16,290	$5,221	$—	$6,010

EXPENSES
Charges for mortality and expense risk, and
for administration	136	864	472	228	671
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	136	864	472	228	671

NET INVESTMENT INCOME (LOSS)	1,516	15,426	4,749	(228)	5,339

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,995	—	10,684	3,249	9,900
Net realized gain (loss) on shares redeemed	552	(229)	823	1,153	398
Net change in unrealized gain (loss) on investments	98	2,534	24,333	51,462	28,036
NET GAIN (LOSS) ON INVESTMENTS	3,645	2,305	35,840	55,864	38,334

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,161	$17,731	$40,589	$55,636	$43,673

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$966,642	$374,095	$5,093,331
Net Assets	$966,642	$374,095	$5,093,331

NET ASSETS, representing:
Accumulation units	$966,642	$374,095	$5,093,331
	$966,642	$374,095	$5,093,331

Units outstanding	64,421	26,398	452,680

Portfolio shares held	3,610	16,480	238,899
Portfolio net asset value per share	$267.78	$22.70	$21.32
Investment in portfolio shares, at cost	$829,519	$356,864	$4,461,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2017	1/1/2017	1/1/2017
	to	to	to
	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$13,171	$4,197	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,776	679	15,463
Reimbursement for excess expenses	—	—	—
NET EXPENSES	1,776	679	15,463

NET INVESTMENT INCOME (LOSS)	11,395	3,518	(15,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,079	11,531	—
Net realized gain (loss) on shares redeemed	22,338	142	8,551
Net change in unrealized gain (loss) on investments	103,643	22,675	931,375
NET GAIN (LOSS) ON INVESTMENTS	128,060	34,348	939,926

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$139,455	$37,866	$924,463

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$189,403	$(390,153)	$(1,079,597)	$(1,320,048)	$(654,252)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	7,432,199	6,584,124	7,066,227	3,632,829
Net change in unrealized gain (loss) on investments	—	2,265,792	42,186,197	36,983,021	12,848,059
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,403	9,307,838	47,690,724	42,729,200	15,826,636

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,599,333	1,728,689	4,291,894	7,263,842	3,700,789
Policy loans	(99,155)	(680,037)	(3,026,182)	(3,562,360)	(1,471,143)
Policy loan repayments and interest	152,620	475,417	3,022,502	4,537,460	1,711,556
Surrenders, withdrawals and death benefits	(16,216,609)	(59,900,650)	(7,252,262)	(8,946,365)	(3,722,357)
Net transfers between other subaccounts
or fixed rate option	(62,089,177)	49,109,736	(3,988,885)	(6,562,389)	(4,043,585)
Miscellaneous transactions	16,511	(78,325)	(44,516)	(40,199)	(23,673)
Other charges	(1,964,321)	(2,505,753)	(3,928,637)	(6,324,596)	(3,131,791)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(58,600,798)	(11,850,923)	(10,926,086)	(13,634,607)	(6,980,204)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,411,395)	(2,543,085)	36,764,638	29,094,593	8,846,432

NET ASSETS
Beginning of period	68,220,766	143,238,783	194,300,432	302,141,275	136,997,748
End of period	$9,809,371	$140,695,698	$231,065,070	$331,235,868	$145,844,180

Beginning units	50,696,502	47,359,592	16,654,913	27,602,092	16,462,100
Units issued	8,999,770	17,721,568	297,760	140,247	86,470
Units redeemed	(54,333,336)	(21,741,367)	(1,053,034)	(1,321,637)	(886,467)
Ending units	5,362,936	43,339,793	15,899,639	26,420,702	15,662,103

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$103,452,596	$780,306	$(158,904)	$(50,141)	$(74,323)
Capital gains distributions received	—	1,365,919	—	—	—
Net realized gain (loss) on shares redeemed	37,858,616	1,901,075	646,896	(245,799)	335,627
Net change in unrealized gain (loss) on investments	(18,824,361)	9,741,317	4,525,693	169,531	3,114,364
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	122,486,851	13,788,617	5,013,685	(126,409)	3,375,668

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	980,341	2,783,146	989,424	455,764	606,822
Policy loans	(274,059)	(1,011,542)	(410,456)	(108,355)	(268,187)
Policy loan repayments and interest	192,362	986,407	321,335	229,016	229,883
Surrenders, withdrawals and death benefits	(2,265,123)	(2,234,900)	(907,366)	(427,252)	(550,742)
Net transfers between other subaccounts
or fixed rate option	(1,793,779,660)	3,730,278	(422,707)	(512,830)	213,545
Miscellaneous transactions	(201,760)	(1,902)	(6,249)	3,062	(1,407)
Other charges	(15,503,635)	(1,757,824)	(735,855)	(277,438)	(375,260)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,810,851,534)	2,493,663	(1,171,874)	(638,033)	(145,346)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,688,364,683)	16,282,280	3,841,811	(764,442)	3,230,322

NET ASSETS
Beginning of period	1,709,443,268	63,580,044	31,212,422	10,138,084	14,024,767
End of period	$21,078,585	$79,862,324	$35,054,233	$9,373,642	$17,255,089

Beginning units	503,610,341	15,429,701	2,864,944	814,914	5,014,410
Units issued	215,130	5,055,434	51,399	48,809	236,471
Units redeemed	(499,275,987)	(4,862,782)	(196,202)	(93,293)	(311,424)
Ending units	4,549,484	15,622,353	2,720,141	770,430	4,939,457

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(16,670)	$(215,249)	$(99,131)	$118	$(804)
Capital gains distributions received	—	—	—	2,037	3,472
Net realized gain (loss) on shares redeemed	13,009	1,575,617	777,889	228	3,282
Net change in unrealized gain (loss) on investments	69,269	12,501,659	1,404,033	8,811	80,731
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	65,608	13,862,027	2,082,791	11,194	86,681

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	105,767	1,624,332	450,664	1,216	2,202
Policy loans	(64,278)	(850,365)	(224,812)	—	—
Policy loan repayments and interest	37,782	729,428	306,284	—	—
Surrenders, withdrawals and death benefits	(70,016)	(1,665,413)	(721,120)	—	(3,554)
Net transfers between other subaccounts
or fixed rate option	(128,870)	(51,056)	(348,363)	—	—
Miscellaneous transactions	35	(8,600)	(5,485)	—	(27)
Other charges	(74,373)	(1,062,106)	(336,100)	(1,284)	(9,543)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(193,953)	(1,283,780)	(878,932)	(68)	(10,922)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,345)	12,578,247	1,203,859	11,126	75,759

NET ASSETS
Beginning of period	2,849,680	39,081,143	17,258,046	41,924	323,548
End of period	$2,721,335	$51,659,390	$18,461,905	$53,050	$399,307

Beginning units	656,856	10,549,377	1,931,652	35,824	241,582
Units issued	13,035	349,365	53,612	806	1,242
Units redeemed	(56,878)	(646,800)	(166,805)	(865)	(8,446)
Ending units	613,013	10,251,942	1,818,459	35,765	234,378

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,742)	$3,011	$(3,378)	$(29,803)	$(36)
Capital gains distributions received	8,821	—	36,740	—	16,625
Net realized gain (loss) on shares redeemed	1,391	17,880	(8,574)	473,182	31,397
Net change in unrealized gain (loss) on investments	48,040	9,270	44,973	991,993	355,109
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	56,510	30,161	69,761	1,435,372	403,095

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,093	1,767	4,655	896,764	104,363
Policy loans	(655)	—	—	(337,654)	(97,268)
Policy loan repayments and interest	635	—	—	126,598	16,491
Surrenders, withdrawals and death benefits	—	(41,514)	(38,927)	(665,125)	(58,552)
Net transfers between other subaccounts
or fixed rate option	22,705	—	—	145,165	(5,894)
Miscellaneous transactions	—	(32)	(157)	601	309
Other charges	(1,398)	(9,139)	(7,101)	(478,541)	(45,910)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,380	(48,918)	(41,530)	(312,192)	(86,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,890	(18,757)	28,231	1,123,180	316,634

NET ASSETS
Beginning of period	166,218	430,958	376,987	12,283,855	1,524,467
End of period	$246,108	$412,201	$405,218	$13,407,035	$1,841,101

Beginning units	131,150	121,217	260,631	3,583,343	829,254
Units issued	19,229	425	3,007	166,101	32,693
Units redeemed	(1,269)	(14,069)	(30,792)	(282,065)	(74,856)
Ending units	149,110	107,573	232,846	3,467,379	787,091

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(36,427)	$(11,091)	$8,010	$355	$—
Capital gains distributions received	—	—	—	11,237	2,877
Net realized gain (loss) on shares redeemed	471,657	57,400	(20,893)	396	1,088
Net change in unrealized gain (loss) on investments	2,568,787	1,172,511	150,787	(1,333)	25,650
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,004,017	1,218,820	137,904	10,655	29,615

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	933,905	408,005	101,575	1,468	8,613
Policy loans	(336,635)	(119,148)	(4,801)	—	—
Policy loan repayments and interest	112,693	32,534	4,524	—	—
Surrenders, withdrawals and death benefits	(707,779)	(79,427)	(26,103)	(2,174)	—
Net transfers between other subaccounts
or fixed rate option	226,458	(15,857)	(16,321)	—	—
Miscellaneous transactions	(1,026)	(750)	(47)	(70)	—
Other charges	(497,085)	(179,850)	(43,618)	(1,199)	(6,761)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(269,469)	45,507	15,209	(1,975)	1,852

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,734,548	1,264,327	153,113	8,680	31,467

NET ASSETS
Beginning of period	13,626,902	3,428,071	467,010	95,639	75,938
End of period	$16,361,450	$4,692,398	$620,123	$104,319	$107,405

Beginning units	4,558,098	2,020,877	68,293	30,892	2,705
Units issued	231,067	172,095	11,946	468	246
Units redeemed	(337,907)	(157,829)	(10,841)	(1,097)	(198)
Ending units	4,451,258	2,035,143	69,398	30,263	2,753

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$242	$1,752	$(1,264)	$(2,619)	$(727)
Capital gains distributions received	—	5,846	—	—	—
Net realized gain (loss) on shares redeemed	(1)	919	42,800	12,621	11,934
Net change in unrealized gain (loss) on investments	2,921	7,841	35,162	132,268	94,346
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,162	16,358	76,698	142,270	105,553

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,059	275,849	347,194	120,621
Policy loans	—	—	(37,512)	(26,439)	(23,186)
Policy loan repayments and interest	—	—	6,506	5,855	6,864
Surrenders, withdrawals and death benefits	—	—	(43,374)	(28,307)	(19,102)
Net transfers between other subaccounts
or fixed rate option	—	—	60,406	27,792	58,796
Miscellaneous transactions	—	—	6,661	2	19
Other charges	(1,140)	(7,408)	(86,231)	(170,022)	(43,151)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,140)	4,651	182,305	156,075	100,861

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,022	21,009	259,003	298,345	206,414

NET ASSETS
Beginning of period	13,568	104,336	1,125,594	1,132,394	591,200
End of period	$15,590	$125,345	$1,384,597	$1,430,739	$797,614

Beginning units	807	3,921	47,474	66,019	36,080
Units issued	—	441	14,557	13,679	10,167
Units redeemed	(59)	(265)	(7,011)	(5,170)	(3,461)
Ending units	748	4,097	55,020	74,528	42,786

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(556)	$(1,068)	$(1,484)	$(4,936)	$(1,149)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	14,314	36,886	13,846	132,121	12,844
Net change in unrealized gain (loss) on investments	121,474	45,279	267,884	549,984	189,604
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	135,232	81,097	280,246	677,169	201,299

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	109,175	227,239	330,666	252,679	228,131
Policy loans	(16,590)	(29,152)	(28,574)	(61,393)	(10,760)
Policy loan repayments and interest	3,447	8,591	5,422	13,304	585
Surrenders, withdrawals and death benefits	(17,817)	(23,791)	(21,717)	(163,541)	(8,119)
Net transfers between other subaccounts
or fixed rate option	6,074	45,360	289,442	188,111	162,745
Miscellaneous transactions	(6)	8,836	48	(45)	(62)
Other charges	(54,108)	(79,234)	(136,668)	(124,175)	(99,100)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,175	157,849	438,619	104,940	273,420

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,407	238,946	718,865	782,109	474,719

NET ASSETS
Beginning of period	476,106	982,083	881,532	2,037,643	579,376
End of period	$641,513	$1,221,029	$1,600,397	$2,819,752	$1,054,095

Beginning units	20,964	36,932	42,716	106,189	32,577
Units issued	3,179	9,954	29,089	21,307	19,975
Units redeemed	(1,999)	(4,068)	(3,586)	(13,132)	(2,975)
Ending units	22,144	42,818	68,219	114,364	49,577
The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(650)	$(1,341)	$(1,235)	$(1,221)	$(625)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,394	4,091	35,137	12,148	3,309
Net change in unrealized gain (loss) on investments	7,518	138,034	169,873	244,307	3,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,262	140,784	203,775	255,234	6,327

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	107,022	259,019	220,762	221,286	96,118
Policy loans	(5,589)	(60,983)	(77,965)	(29,022)	(19,213)
Policy loan repayments and interest	1,208	12,515	6,931	5,892	2,550
Surrenders, withdrawals and death benefits	(39,625)	(76,735)	(57,556)	(19,758)	(6,694)
Net transfers between other subaccounts
or fixed rate option	64,916	78,735	176,428	154,195	168,344
Miscellaneous transactions	28	206	(264)	(10)	(39)
Other charges	(52,459)	(96,431)	(86,093)	(72,843)	(40,821)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,501	116,326	182,243	259,740	200,245

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,763	257,110	386,018	514,974	206,572

NET ASSETS
Beginning of period	516,259	1,304,796	813,418	784,271	402,193
End of period	$600,022	$1,561,906	$1,199,436	$1,299,245	$608,765

Beginning units	39,488	86,867	41,589	59,498	31,320
Units issued	16,456	19,020	19,434	23,471	21,709
Units redeemed	(10,197)	(11,524)	(7,130)	(5,214)	(7,114)
Ending units	45,747	94,363	53,893	77,755	45,915

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$—	$8,055	$(12,439)	$(8,144)	$1,426
Capital gains distributions received	9,985	9,101	—	—	11,563
Net realized gain (loss) on shares redeemed	810	6,203	107,466	159,181	340
Net change in unrealized gain (loss) on investments	4,303	37,898	892,416	665,889	12,766
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,098	61,257	987,443	816,926	26,095

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,614	129,545	475,324	301,635	59,053
Policy loans	—	(17,297)	(116,972)	(63,057)	(422)
Policy loan repayments and interest	—	1,172	53,776	25,555	2,444
Surrenders, withdrawals and death benefits	—	(1,417)	(130,715)	(113,135)	(139)
Net transfers between other subaccounts
or fixed rate option	—	133,194	161,133	(40,994)	1,201
Miscellaneous transactions	—	(14)	319	(674)	—
Other charges	(4,763)	(49,218)	(243,924)	(164,016)	(22,674)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,851	195,965	198,941	(54,686)	39,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,949	257,222	1,186,384	762,240	65,558

NET ASSETS
Beginning of period	77,815	425,375	5,097,639	3,465,835	160,923
End of period	$96,764	$682,597	$6,284,023	$4,228,075	$226,481

Beginning units	2,177	16,981	320,261	160,916	8,740
Units issued	220	9,143	30,388	12,904	2,686
Units redeemed	(122)	(1,703)	(16,428)	(15,212)	(647)
Ending units	2,275	24,421	334,221	158,608	10,779

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	5/19/2017*	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,967)	$(100)	$53,017	$470	$(10,977)
Capital gains distributions received	—	—	—	7,518	—
Net realized gain (loss) on shares redeemed	77,696	891	(1,809)	722	210,010
Net change in unrealized gain (loss) on investments	393,216	11,260	101,130	22,903	1,359,736
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	468,945	12,051	152,338	31,613	1,558,769

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	300,188	27,368	250,626	16,475	593,106
Policy loans	(122,011)	(2,909)	(40,704)	(550)	(127,214)
Policy loan repayments and interest	8,646	2,360	1,765	179	31,515
Surrenders, withdrawals and death benefits	(60,179)	—	(24,782)	(66)	(171,938)
Net transfers between other subaccounts
or fixed rate option	(38,096)	(262,605)	244,108	9,137	342,028
Miscellaneous transactions	(472)	(100)	(61)	60	(897)
Other charges	(149,871)	(12,321)	(115,738)	(9,855)	(290,483)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(61,795)	(248,207)	315,214	15,380	376,117

TOTAL INCREASE (DECREASE) IN NET ASSETS	407,150	(236,156)	467,552	46,993	1,934,886

NET ASSETS
Beginning of period	1,594,052	236,156	989,173	169,273	4,023,052
End of period	$2,001,202	$—	$1,456,725	$216,266	$5,957,938

Beginning units	99,606	11,844	68,598	10,205	187,188
Units issued	11,823	1,173	30,888	1,539	39,545
Units redeemed	(14,259)	(13,017)	(7,114)	(492)	(17,791)
Ending units	97,170	—	92,372	11,252	208,942

* Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(21,111)	$(10,920)	$(20,103)	$(58,496)	$(16,417)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	42,729	73,264	442,160	544,803	168,572
Net change in unrealized gain (loss) on investments	342,578	549,382	994,285	3,271,920	416,145
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	364,196	611,726	1,416,342	3,758,227	568,300

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	776,575	1,018,729	1,160,046	3,505,277	656,931
Policy loans	(132,646)	(198,343)	(269,622)	(900,985)	(221,568)
Policy loan repayments and interest	80,696	8,240	98,724	219,679	32,276
Surrenders, withdrawals and death benefits	(265,425)	(44,132)	(1,014,367)	(986,455)	(414,341)
Net transfers between other subaccounts
or fixed rate option	169,394	236,195	(14,249)	719,374	36,152
Miscellaneous transactions	65	(570)	243	(295)	322
Other charges	(396,673)	(515,746)	(461,199)	(1,620,746)	(373,124)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	231,986	504,373	(500,424)	935,849	(283,352)

TOTAL INCREASE (DECREASE) IN NET ASSETS	596,182	1,116,099	915,918	4,694,076	284,948

NET ASSETS
Beginning of period	8,795,445	3,862,208	10,701,824	25,341,994	5,967,826
End of period	$9,391,627	$4,978,307	$11,617,742	$30,036,070	$6,252,774

Beginning units	709,955	184,295	643,498	1,520,462	403,201
Units issued	53,503	39,293	45,616	166,023	33,600
Units redeemed	(34,987)	(17,235)	(73,302)	(114,845)	(52,073)
Ending units	728,471	206,353	615,812	1,571,640	384,728

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017*	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,767)	$(12,118)	$(3,898)	$(1,852)	$(2,237)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,918	39,944	23,478	353,539	18,502
Net change in unrealized gain (loss) on investments	92,725	681,374	220,032	(252,043)	115,722
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	104,876	709,200	239,612	99,644	131,987

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	206,335	1,397,658	378,861	217,303	209,475
Policy loans	(36,323)	(182,817)	(43,153)	(34,006)	(49,524)
Policy loan repayments and interest	4,695	18,040	7,138	4,168	2,129
Surrenders, withdrawals and death benefits	(25,024)	(41,591)	(20,286)	(13,125)	(36,273)
Net transfers between other subaccounts
or fixed rate option	36,324	2,644,799	7,335	(2,380,405)	20,162
Miscellaneous transactions	654	(94)	410	40	26
Other charges	(95,516)	(619,305)	(177,417)	(95,649)	(99,719)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	91,145	3,216,690	152,888	(2,301,674)	46,276

TOTAL INCREASE (DECREASE) IN NET ASSETS	196,021	3,925,890	392,500	(2,202,030)	178,263

NET ASSETS
Beginning of period	604,099	2,576,891	1,369,979	2,202,030	806,073
End of period	$800,120	$6,502,781	$1,762,479	$—	$984,336

Beginning units	31,750	119,865	63,738	103,862	44,912
Units issued	8,859	155,176	12,157	6,522	8,204
Units redeemed	(4,414)	(13,848)	(5,590)	(110,384)	(5,813)
Ending units	36,195	261,193	70,305	—	47,303

* Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$680	$(67,690)	$10,308	$2,215	$314
Capital gains distributions received	1,475	—	8,118	1,679	—
Net realized gain (loss) on shares redeemed	1,017	528,895	9,703	1,262	600
Net change in unrealized gain (loss) on investments	13,158	3,916,903	112,310	11,595	2,495
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,330	4,378,108	140,439	16,751	3,409

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,996	4,548,091	261,522	80,906	28,051
Policy loans	—	(955,458)	(44,146)	(1,542)	(14,981)
Policy loan repayments and interest	127	436,425	7,340	71	764
Surrenders, withdrawals and death benefits	(4,052)	(1,625,182)	(2,414)	(2,858)	—
Net transfers between other subaccounts
or fixed rate option	23,403	12,906	138,287	23,128	31,854
Miscellaneous transactions	29	16,029	438	9	—
Other charges	(8,932)	(1,939,448)	(93,980)	(24,612)	(9,561)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,571	493,363	267,047	75,102	36,127

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,901	4,871,471	407,486	91,853	39,536

NET ASSETS
Beginning of period	87,359	35,199,116	566,958	118,618	51,151
End of period	$132,260	$40,070,587	$974,444	$210,471	$90,687

Beginning units	4,408	2,842,082	35,313	8,750	4,423
Units issued	2,775	249,264	22,859	7,182	5,230
Units redeemed	(727)	(213,378)	(5,415)	(1,511)	(1,824)
Ending units	6,456	2,877,968	52,757	14,421	7,829

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$5,080	$6,615	$3,058	$10,024	$11,758
Capital gains distributions received	3,572	1,967	371	—	—
Net realized gain (loss) on shares redeemed	3,301	4,954	1,704	3,047	3,412
Net change in unrealized gain (loss) on investments	52,913	63,145	18,388	97,383	92,619
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,866	76,681	23,521	110,454	107,789

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	124,968	195,646	64,904	159,711	102,565
Policy loans	(32,749)	(4,739)	(21,485)	(32,557)	(34,318)
Policy loan repayments and interest	549	106	526	52,461	52,250
Surrenders, withdrawals and death benefits	(3,502)	(2,533)	(7,037)	(1,082)	(1,098)
Net transfers between other subaccounts
or fixed rate option	122,054	50,472	4,918	59,377	2,668
Miscellaneous transactions	28	791	33	(143)	(130)
Other charges	(57,302)	(62,900)	(35,317)	(80,760)	(67,860)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	154,046	176,843	6,542	157,007	54,077

TOTAL INCREASE (DECREASE) IN NET ASSETS	218,912	253,524	30,063	267,461	161,866

NET ASSETS
Beginning of period	303,639	444,491	231,590	563,662	763,073
End of period	$522,551	$698,015	$261,653	$831,123	$924,939

Beginning units	24,738	40,697	19,190	46,712	61,705
Units issued	13,767	18,891	4,204	16,547	9,422
Units redeemed	(3,442)	(4,097)	(3,773)	(4,543)	(5,261)
Ending units	35,063	55,491	19,621	58,716	65,866

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$2,077	$10,288	$2,353	$1,931	$636
Capital gains distributions received	38,604	48,405	14,718	20,588	—
Net realized gain (loss) on shares redeemed	2,321	1,719	1,774	5,636	349
Net change in unrealized gain (loss) on investments	57,158	89,060	34,381	64,219	6,195
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,160	149,472	53,226	92,374	7,180

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	205,211	299,279	141,908	168,447	19,340
Policy loans	(13)	(303)	(1,221)	(1,451)	(237)
Policy loan repayments and interest	11	176	1,258	1,504	—
Surrenders, withdrawals and death benefits	(9,079)	(8,526)	(589)	(9,358)	(164)
Net transfers between other subaccounts
or fixed rate option	247,964	162,746	208,853	130,899	16,573
Miscellaneous transactions	(185)	62	26	55	(1)
Other charges	(84,016)	(123,964)	(44,312)	(73,922)	(8,703)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	359,893	329,470	305,923	216,174	26,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	460,053	478,942	359,149	308,548	33,988

NET ASSETS
Beginning of period	250,947	560,766	177,921	372,351	26,026
End of period	$711,000	$1,039,708	$537,070	$680,899	$60,014

Beginning units	20,216	44,251	14,467	32,437	2,496
Units issued	29,616	27,461	25,246	22,923	2,820
Units redeemed	(3,385)	(4,256)	(1,827)	(5,509)	(423)
Ending units	46,447	67,456	37,886	49,851	4,893

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$132	$433	$4,776	$4,130	$8,911
Capital gains distributions received	953	7,543	13,992	1,631	—
Net realized gain (loss) on shares redeemed	383	14	471	1,372	880
Net change in unrealized gain (loss) on investments	1,766	5,809	20,987	40,104	8,612
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,234	13,799	40,226	47,237	18,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,830	15,918	74,168	119,816	70,390
Policy loans	(201)	(4,257)	(185)	(199)	—
Policy loan repayments and interest	134	419	363	286	—
Surrenders, withdrawals and death benefits	(2,476)	—	(1,031)	(352)	(431)
Net transfers between other subaccounts
or fixed rate option	(2,797)	(1,964)	135,030	281,176	67,673
Miscellaneous transactions	—	2	25	(19)	8
Other charges	(3,281)	(9,083)	(22,682)	(32,988)	(26,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	209	1,035	185,688	367,720	111,504

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,443	14,834	225,914	414,957	129,907

NET ASSETS
Beginning of period	14,004	64,721	166,278	70,306	147,737
End of period	$17,447	$79,555	$392,192	$485,263	$277,644

Beginning units	1,135	4,538	11,981	7,254	12,784
Units issued	952	858	12,835	32,107	11,576
Units redeemed	(925)	(805)	(867)	(1,697)	(1,796)
Ending units	1,162	4,591	23,949	37,664	22,564

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$1,516	$15,426	$4,749	$(228)	$5,339
Capital gains distributions received	2,995	—	10,684	3,249	9,900
Net realized gain (loss) on shares redeemed	552	(229)	823	1,153	398
Net change in unrealized gain (loss) on investments	98	2,534	24,333	51,462	28,036
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,161	17,731	40,589	55,636	43,673

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,932	115,369	63,648	103,980	80,246
Policy loans	—	(9,827)	—	(4,721)	(149)
Policy loan repayments and interest	—	—	—	456	147
Surrenders, withdrawals and death benefits	(91)	(4,460)	(6,264)	(256)	(8,805)
Net transfers between other subaccounts
or fixed rate option	11,691	130,517	77,761	24,388	36,330
Miscellaneous transactions	92	52	134	(33)	3
Other charges	(10,226)	(51,199)	(29,967)	(26,938)	(35,148)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	18,398	180,452	105,312	96,876	72,624

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,559	198,183	145,901	152,512	116,297

NET ASSETS
Beginning of period	56,398	352,355	190,120	155,623	220,950
End of period	$79,957	$550,538	$336,021	$308,135	$337,247

Beginning units	5,047	33,467	15,632	11,566	17,389
Units issued	2,598	20,745	9,824	7,609	6,870
Units redeemed	(1,005)	(3,887)	(1,533)	(1,560)	(1,525)
Ending units	6,640	50,325	23,923	17,615	22,734

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2017	1/1/2017	1/1/2017
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$11,395	$3,518	$(15,463)
Capital gains distributions received	2,079	11,531	—
Net realized gain (loss) on shares redeemed	22,338	142	8,551
Net change in unrealized gain (loss) on investments	103,643	22,675	931,375
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	139,455	37,866	924,463

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	269,872	50,857	387,398
Policy loans	(5,387)	(110)	(88,951)
Policy loan repayments and interest	80	101	21,659
Surrenders, withdrawals and death benefits	(40,637)	—	(150,315)
Net transfers between other subaccounts
or fixed rate option	202,165	89,826	7,455
Miscellaneous transactions	(2,330)	50	(58)
Other charges	(113,140)	(26,377)	(148,652)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	310,623	114,347	28,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	450,078	152,213	952,999

NET ASSETS
Beginning of period	516,564	221,882	4,140,332
End of period	$966,642	$374,095	$5,093,331

Beginning units	41,691	17,855	450,477
Units issued	39,550	9,416	31,898
Units redeemed	(16,820)	(873)	(29,695)
Ending units	64,421	26,398	452,680

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(99,794)	$(395,318)	$(940,340)	$(1,240,212)	$(632,369)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	277,639	4,804,131	5,686,123	2,820,736
Net change in unrealized gain (loss) on investments	—	7,393,752	1,973,902	18,514,739	6,690,865

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(99,794)	7,276,073	5,837,693	22,960,650	8,879,232

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,789,948	1,802,017	4,845,305	7,937,563	4,170,897
Policy loans	(214,661)	(682,036)	(2,725,526)	(3,819,360)	(1,496,940)
Policy loan repayments and interest	155,027	776,498	3,136,883	4,261,786	1,604,673
Surrenders, withdrawals and death benefits	(483,562)	(919,158)	(6,679,546)	(8,835,532)	(3,577,601)
Net transfers between other subaccounts
or fixed rate option	(7,952,293)	95,988	(4,662,300)	(6,492,311)	(3,553,034)
Miscellaneous transactions	16,619	3,535	57,552	(23,115)	(7,263)
Other charges	(1,859,092)	(2,385,609)	(3,919,254)	(6,474,632)	(3,232,700)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,451,986	(1,308,765)	(9,946,886)	(13,445,601)	(6,091,968)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,352,192	5,967,308	(4,109,193)	9,515,049	2,787,264

NET ASSETS
Beginning of period	66,868,574	137,271,475	198,409,625	292,626,226	134,210,484
End of period	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748

Beginning units	49,196,639	47,716,973	17,253,869	28,875,057	17,224,812
Units issued	8,182,306	569,006	383,624	120,354	99,039
Units redeemed	(6,682,443)	(926,387)	(982,580)	(1,393,319)	(861,751)
Ending units	50,696,502	47,359,592	16,654,913	27,602,092	16,462,100
The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$99,222,084	$790,348	$(140,612)	$(50,508)	$(67,918)
Capital gains distributions received	—	2,801,399	—	—	—
Net realized gain (loss) on shares redeemed	(648,645)	1,300,845	458,790	(306,427)	552,054
Net change in unrealized gain (loss) on investments	137,566,606	1,460,233	2,731,552	2,355,388	49,995

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	236,140,045	6,352,825	3,049,730	1,998,453	534,131

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	875,478	2,756,696	1,076,411	561,999	652,868
Policy loans	(250,768)	(1,472,073)	(298,684)	(147,136)	(240,181)
Policy loan repayments and interest	158,733	1,585,816	313,425	193,900	163,801
Surrenders, withdrawals and death benefits	(1,776,481)	(1,875,740)	(990,132)	(323,648)	(494,021)
Net transfers between other subaccounts
or fixed rate option	(9,384,003)	1,395,706	(608,670)	(184,919)	(929,430)
Miscellaneous transactions	(152,423)	(742)	(6,841)	1,138	8,260
Other charges	(14,294,516)	(1,626,337)	(703,018)	(301,367)	(372,637)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(24,823,980)	763,326	(1,217,509)	(200,033)	(1,211,340)

TOTAL INCREASE (DECREASE) IN NET ASSETS	211,316,065	7,116,151	1,832,221	1,798,420	(677,209)

NET ASSETS
Beginning of period	1,498,127,203	56,463,893	29,380,201	8,339,664	14,701,976
End of period	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767

Beginning units	510,435,844	14,849,564	2,970,731	818,629	5,381,676
Units issued	255,793	1,638,291	174,467	79,242	399,442
Units redeemed	(7,081,296)	(1,058,154)	(280,254)	(82,957)	(766,708)
Ending units	503,610,341	15,429,701	2,864,944	814,914	5,014,410

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(18,472)	$(183,191)	$(85,567)	$84	$(245)
Capital gains distributions received	—	—	—	1,540	19,590
Net realized gain (loss) on shares redeemed	26,666	1,430,374	489,560	36	1,745
Net change in unrealized gain (loss) on investments	45,786	(1,833,562)	3,178,977	(998)	(21,176)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	53,980	(586,379)	3,582,970	662	(86)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	112,139	1,702,395	402,246	4,092	10,630
Policy loans	(46,396)	(825,694)	(242,337)	—	—
Policy loan repayments and interest	88,046	537,877	165,963	—	—
Surrenders, withdrawals and death benefits	(130,349)	(1,467,912)	(638,669)	—	(3,478)
Net transfers between other subaccounts
or fixed rate option	4,055	(289,904)	(236,947)	—	—
Miscellaneous transactions	(133)	605	(4,495)	—	(16)
Other charges	(82,889)	(1,005,646)	(321,520)	(1,122)	(8,749)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(55,527)	(1,348,279)	(875,759)	2,970	(1,613)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,547)	(1,934,658)	2,707,211	3,632	(1,699)

NET ASSETS
Beginning of period	2,851,227	41,015,801	14,550,835	38,292	325,247
End of period	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548

Beginning units	667,478	10,862,003	2,059,706	33,119	242,864
Units issued	113,408	568,112	42,909	3,518	7,859
Units redeemed	(124,030)	(880,738)	(170,963)	(813)	(9,141)
Ending units	656,856	10,549,377	1,931,652	35,824	241,582

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,396)	$3,317	$(3,232)	$(25,351)	$2,015
Capital gains distributions received	10,107	—	42,510	—	93,488
Net realized gain (loss) on shares redeemed	2,302	2,875	(1,880)	338,576	11,318
Net change in unrealized gain (loss) on investments	(8,281)	64,358	(24,453)	2,169,983	(105,836)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,732	70,550	12,945	2,483,208	985

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,659	7,519	10,772	851,745	106,624
Policy loans	(4,477)	—	—	(218,883)	(43,086)
Policy loan repayments and interest	497	—	—	83,896	27,943
Surrenders, withdrawals and death benefits	—	—	—	(474,566)	(36,046)
Net transfers between other subaccounts
or fixed rate option	15	12,241	6,612	31,227	(3,426)
Miscellaneous transactions	(56)	—	75	1,891	(70)
Other charges	(1,102)	(7,973)	(6,677)	(416,394)	(46,621)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(464)	11,787	10,782	(141,084)	5,318

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,268	82,337	23,727	2,342,124	6,303

NET ASSETS
Beginning of period	163,950	348,621	353,260	9,941,731	1,518,164
End of period	$166,218	$430,958	$376,987	$12,283,855	$1,524,467

Beginning units	131,338	117,090	252,136	3,644,147	826,000
Units issued	3,925	6,748	12,799	242,067	52,946
Units redeemed	(4,113)	(2,621)	(4,304)	(302,871)	(49,692)
Ending units	131,150	121,217	260,631	3,583,343	829,254

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(31,490)	$(9,455)	$21,839	$838	$—
Capital gains distributions received	—	—	12,523	2,384	4,225
Net realized gain (loss) on shares redeemed	266,288	12,260	(18,258)	(77)	162
Net change in unrealized gain (loss) on investments	301,794	(133,763)	(43,323)	14,687	(5,423)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	536,592	(130,958)	(27,219)	17,832	(1,036)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	966,391	395,931	118,090	4,189	8,613
Policy loans	(268,011)	(50,231)	(6,227)	—	—
Policy loan repayments and interest	168,355	51,391	1,041	—	—
Surrenders, withdrawals and death benefits	(488,647)	(87,659)	(27,791)	(2,132)	—
Net transfers between other subaccounts
or fixed rate option	42,079	24,148	5,747	—	—
Miscellaneous transactions	217	567	175	(16)	—
Other charges	(480,644)	(159,572)	(41,986)	(1,089)	(5,767)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(60,260)	174,575	49,049	952	2,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,332	43,617	21,830	18,784	1,810

NET ASSETS
Beginning of period	13,150,570	3,384,454	445,180	76,855	74,128
End of period	$13,626,902	$3,428,071	$467,010	$95,639	$75,938

Beginning units	4,604,296	1,922,365	60,677	30,524	2,579
Units issued	237,248	231,070	14,758	1,604	328
Units redeemed	(283,446)	(132,558)	(7,142)	(1,236)	(202)
Ending units	4,558,098	2,020,877	68,293	30,892	2,705

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$161	$1,865	$(979)	$(2,109)	$(527)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(152)	(63)	14,156	10,376	4,660
Net change in unrealized gain (loss) on investments	(23)	8,421	30,342	29,014	30,908

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(14)	10,223	43,519	37,281	35,041

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,058	205,814	357,313	103,626
Policy loans	—	—	(15,963)	(24,428)	(16,589)
Policy loan repayments and interest	—	—	6,602	850	3,693
Surrenders, withdrawals and death benefits	—	—	(10,078)	(38,483)	(9,496)
Net transfers between other subaccounts
or fixed rate option	—	—	94,279	(6,037)	32,219
Miscellaneous transactions	—	—	(419)	(43)	157
Other charges	(1,134)	(6,474)	(78,439)	(173,790)	(34,458)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,134)	5,584	201,796	115,382	79,152

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,148)	15,807	245,315	152,663	114,193

NET ASSETS
Beginning of period	14,716	88,529	880,279	979,731	477,007
End of period	$13,568	$104,336	$1,125,594	$1,132,394	$591,200

Beginning units	875	3,648	38,875	59,202	30,582
Units issued	—	542	11,265	14,359	7,992
Units redeemed	(68)	(269)	(2,666)	(7,542)	(2,494)
Ending units	807	3,921	47,474	66,019	36,080

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(405)	$(769)	$(791)	$(4,311)	$(554)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,324	15,601	11,168	102,101	8,459
Net change in unrealized gain (loss) on investments	31,157	201,034	251	6,273	1,383

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,076	215,866	10,628	104,063	9,288

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,942	184,419	242,906	205,587	147,133
Policy loans	(10,451)	(11,127)	(18,518)	(46,319)	(1,607)
Policy loan repayments and interest	1,056	3,154	5,232	11,638	314
Surrenders, withdrawals and death benefits	(5,283)	(34,902)	(26,332)	(143,886)	(6,928)
Net transfers between other subaccounts
or fixed rate option	2,616	23,704	146,247	98,923	114,505
Miscellaneous transactions	(46)	166	(51)	3,317	(1,396)
Other charges	(48,815)	(71,848)	(106,408)	(100,211)	(64,946)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	46,019	93,566	243,076	29,049	187,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,095	309,432	253,704	133,112	196,363

NET ASSETS
Beginning of period	395,011	672,651	627,828	1,904,531	383,013
End of period	$476,106	$982,083	$881,532	$2,037,643	$579,376

Beginning units	18,714	32,650	27,494	101,909	18,486
Units issued	3,951	7,181	19,441	18,001	16,450
Units redeemed	(1,701)	(2,899)	(4,219)	(13,721)	(2,359)
Ending units	20,964	36,932	42,716	106,189	32,577

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(486)	(1,127)	$(752)	$(805)	$(408)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	126	(3,052)	3,394	2,056	(742)
Net change in unrealized gain (loss) on investments	6,451	249,742	42,237	14,407	18,531

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,091	245,563	44,879	15,658	17,381

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	87,723	265,940	131,774	145,848	63,954
Policy loans	(4,863)	(23,582)	(5,254)	(14,406)	(5,537)
Policy loan repayments and interest	1,525	13,428	11,881	2,594	3,881
Surrenders, withdrawals and death benefits	(5,145)	(31,496)	(9,201)	(34,827)	(6,070)
Net transfers between other subaccounts
or fixed rate option	122,402	44,784	192,046	66,841	83,022
Miscellaneous transactions	(30)	241	110	357	131
Other charges	(44,406)	(96,693)	(59,966)	(58,752)	(30,623)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	157,206	172,622	261,390	107,655	108,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,297	418,185	306,269	123,313	126,139

NET ASSETS
Beginning of period	352,962	886,611	507,149	660,958	276,054
End of period	$516,259	$1,304,796	$813,418	$784,271	$402,193

Beginning units	26,299	73,482	24,797	48,883	21,500
Units issued	16,001	19,951	18,894	17,188	12,165
Units redeemed	(2,812)	(6,566)	(2,102)	(6,573)	(2,345)
Ending units	39,488	86,867	41,589	59,498	31,320

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$—	$5,332	$(9,416)	$(6,878)	$700
Capital gains distributions received	2,938	13,655	—	—	7,781
Net realized gain (loss) on shares redeemed	53	5,153	90,051	217,672	(1,073)
Net change in unrealized gain (loss) on investments	11,080	44,845	754,460	156,199	4,186

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,071	68,985	835,095	366,993	11,594

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,613	75,872	474,748	276,198	53,024
Policy loans	—	(1,953)	(106,548)	(50,125)	(2,920)
Policy loan repayments and interest	—	547	45,659	20,205	51
Surrenders, withdrawals and death benefits	—	(27,156)	(187,776)	(130,461)	(115)
Net transfers between other subaccounts
or fixed rate option	—	87,021	133,085	17,525	48,494
Miscellaneous transactions	—	80	1,351	1,267	10
Other charges	(3,882)	(34,306)	(221,131)	(146,403)	(18,879)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,731	100,105	139,388	(11,794)	79,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,802	169,090	974,483	355,199	91,259

NET ASSETS
Beginning of period	59,013	256,285	4,123,156	3,110,636	69,664
End of period	$77,815	$425,375	$5,097,639	$3,465,835	$160,923

Beginning units	1,999	12,557	306,858	161,585	4,139
Units issued	304	6,799	39,039	25,877	5,418
Units redeemed	(126)	(2,375)	(25,636)	(26,546)	(817)
Ending units	2,177	16,981	320,261	160,916	8,740

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,529)	$1,113	$33,771	$619	$(8,212)
Capital gains distributions received	—	19,001	20,475	5,535	—
Net realized gain (loss) on shares redeemed	23,394	(2,047)	(5,600)	(50)	113,627
Net change in unrealized gain (loss) on investments	5,931	5,401	38,257	6,515	10,684

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	27,796	23,468	86,903	12,619	116,099

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	295,059	62,831	181,369	13,375	456,159
Policy loans	(53,832)	(6,355)	(5,118)	(4,250)	(67,204)
Policy loan repayments and interest	1,362	434	404	139	21,922
Surrenders, withdrawals and death benefits	(34,236)	(2,249)	(2,246)	—	(126,803)
Net transfers between other subaccounts
or fixed rate option	79,789	7,110	74,666	87,852	330,128
Miscellaneous transactions	(261)	6	(82)	(1)	289
Other charges	(136,401)	(26,610)	(85,792)	(6,570)	(222,343)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	151,480	35,167	163,201	90,545	392,148

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,276	58,635	250,104	103,164	508,247

NET ASSETS
Beginning of period	1,414,776	177,521	739,069	66,109	3,514,805
End of period	$1,594,052	$236,156	$989,173	$169,273	$4,023,052

Beginning units	88,356	9,666	55,096	4,086	163,742
Units issued	20,049	3,988	17,760	6,787	38,524
Units redeemed	(8,799)	(1,810)	(4,258)	(668)	(15,078)
Ending units	99,606	11,844	68,598	10,205	187,188

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(22,894)	$(8,518)	(19,125)	$(49,831)	$(15,862)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	198,844	21,764	239,478	284,696	133,055
Net change in unrealized gain (loss) on investments	207,742	231,758	419,405	1,173,235	183,101

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	383,692	245,004	639,758	1,408,100	300,294

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	791,045	1,017,890	1,197,863	3,517,611	672,237
Policy loans	(102,115)	(46,254)	(287,324)	(611,168)	(350,613)
Policy loan repayments and interest	84,114	10,213	144,134	147,400	33,992
Surrenders, withdrawals and death benefits	(300,514)	(54,162)	(576,746)	(608,914)	(333,103)
Net transfers between other subaccounts
or fixed rate option	(1,337,182)	153,037	(9,945)	1,227,370	97,767
Miscellaneous transactions	(122)	(104)	(478)	(849)	2,491
Other charges	(410,266)	(506,672)	(476,993)	(1,608,015)	(378,091)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,275,040)	573,948	(9,489)	2,063,435	(255,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(891,348)	818,952	630,269	3,471,535	44,974

NET ASSETS
Beginning of period	9,686,793	3,043,256	10,071,555	21,870,459	5,922,852
End of period	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826

Beginning units	812,149	155,781	643,968	1,391,959	421,137
Units issued	87,254	39,432	53,757	210,847	52,807
Units redeemed	(189,448)	(10,918)	(54,227)	(82,344)	(70,743)
Ending units	709,955	184,295	643,498	1,520,462	403,201

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,445)	$(5,388)	$(3,231)	$(4,869)	$(1,851)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,092	9,159	25,349	10,790	5,346
Net change in unrealized gain (loss) on investments	15,393	209,691	66,469	131,492	29,563

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,040	213,462	88,587	137,413	33,058

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	200,401	905,434	389,742	649,411	212,520
Policy loans	(71,889)	(20,827)	(86,279)	(63,856)	(22,956)
Policy loan repayments and interest	996	1,672	1,956	7,962	708
Surrenders, withdrawals and death benefits	(6,507)	(47,417)	(60,942)	(44,988)	(10,178)
Net transfers between other subaccounts
or fixed rate option	19,113	61,157	25,981	31,939	6,498
Miscellaneous transactions	(37)	(369)	(107)	(87)	(89)
Other charges	(91,572)	(392,564)	(187,309)	(293,666)	(100,684)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	50,505	507,086	83,042	286,715	85,819

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,545	720,548	171,629	424,128	118,877

NET ASSETS
Beginning of period	530,554	1,856,343	1,198,350	1,777,902	687,196
End of period	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073

Beginning units	28,998	94,827	59,566	89,351	40,032
Units issued	8,947	33,860	14,024	22,685	8,612
Units redeemed	(6,195)	(8,822)	(9,852)	(8,174)	(3,732)
Ending units	31,750	119,865	63,738	103,862	44,912
The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$479	$(61,863)	$4,788	$1,072	$276
Capital gains distributions received	4,577	—	5,311	837	—
Net realized gain (loss) on shares redeemed	381	398,140	158	100	18
Net change in unrealized gain (loss) on investments	4,701	1,931,187	48,313	5,660	1,917

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,138	2,267,464	58,570	7,669	2,211

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,452	4,908,257	164,093	43,762	24,989
Policy loans	(119)	(1,074,749)	(8,011)	(904)	—
Policy loan repayments and interest	—	514,661	15,329	51	—
Surrenders, withdrawals and death benefits	(1,810)	(1,156,922)	(2,844)	(664)	—
Net transfers between other subaccounts
or fixed rate option	10,950	(853,484)	71,625	61,861	7,088
Miscellaneous transactions	(1)	1,372	(42)	25	—
Other charges	(6,469)	(1,959,096)	(73,895)	(19,431)	(7,315)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	15,003	380,039	166,255	84,700	24,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,141	2,647,503	224,825	92,369	26,973

NET ASSETS
Beginning of period	62,218	32,551,613	342,133	26,249	24,178
End of period	$87,359	$35,199,116	$566,958	$118,618	$51,151

Beginning units	3,441	2,806,555	22,525	2,082	2,070
Units issued	1,380	283,536	16,492	7,570	2,880
Units redeemed	(413)	(248,009)	(3,704)	(902)	(527)
Ending units	4,408	2,842,082	35,313	8,750	4,423

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$2,793	$1,762	$2,327	$7,319	$9,169
Capital gains distributions received	5,775	2,445	—	—	—
Net realized gain (loss) on shares redeemed	(3)	825	(985)	(4,413)	(3,077)
Net change in unrealized gain (loss) on investments	21,629	44,876	10,951	24,440	31,259

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,194	49,908	12,293	27,346	37,351

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	90,188	241,030	66,649	166,711	107,147
Policy loans	(4,573)	—	(4,252)	(38,341)	(39,090)
Policy loan repayments and interest	219	—	212	33,883	33,846
Surrenders, withdrawals and death benefits	(970)	(795)	(339)	(31,171)	(5,314)
Net transfers between other subaccounts
or fixed rate option	12,873	85,650	6,998	78,533	345,475
Miscellaneous transactions	(26)	(12)	(6)	(17)	8
Other charges	(45,500)	(42,130)	(44,442)	(88,883)	(65,272)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	52,211	283,743	24,820	120,715	376,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,405	333,651	37,113	148,061	414,151

NET ASSETS
Beginning of period	221,234	110,840	194,477	415,601	348,922
End of period	$303,639	$444,491	$231,590	$563,662	$763,073

Beginning units	20,436	10,227	17,120	36,250	29,942
Units issued	6,541	33,210	4,862	18,391	37,882
Units redeemed	(2,239)	(2,740)	(2,792)	(7,929)	(6,119)
Ending units	24,738	40,697	19,190	46,712	61,705

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$1,399	$6,810	$914	$735	$370
Capital gains distributions received	14,510	51,235	5,284	6,442	760
Net realized gain (loss) on shares redeemed	(1,365)	(4,894)	(414)	(1,549)	(229)
Net change in unrealized gain (loss) on investments	5,001	5,383	5,052	28,845	1,535

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,545	58,534	10,836	34,473	2,436

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	105,862	226,708	67,480	99,211	11,480
Policy loans	(11)	(2,152)	(120)	(7,647)	—
Policy loan repayments and interest	15	161	—	113	—
Surrenders, withdrawals and death benefits	(2,330)	(15,331)	—	(662)	—
Net transfers between other subaccounts
or fixed rate option	60,114	126,908	61,669	198,271	(376)
Miscellaneous transactions	23	431	208	104	11
Other charges	(48,305)	(100,256)	(22,715)	(42,987)	(4,192)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	115,368	236,469	106,522	246,403	6,923

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,913	295,003	117,358	280,876	9,359

NET ASSETS
Beginning of period	116,034	265,763	60,563	91,475	16,667
End of period	$250,947	$560,766	$177,921	$372,351	$26,026

Beginning units	9,780	23,473	5,281	8,352	1,733
Units issued	12,914	25,837	10,374	27,096	1,284
Units redeemed	(2,478)	(5,059)	(1,188)	(3,011)	(521)
Ending units	20,216	44,251	14,467	32,437	2,496

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$109	$339	$2,646	$840	$4,400
Capital gains distributions received	1,123	4,591	12,188	3,171	—
Net realized gain (loss) on shares redeemed	(561)	(217)	(762)	(2,606)	(160)
Net change in unrealized gain (loss) on investments	98	(2,846)	2,047	336	11,316

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	769	1,867	16,119	1,741	15,556

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,092	10,203	45,840	26,294	46,759
Policy loans	(3,615)	(126)	(2,512)	(1,399)	—
Policy loan repayments and interest	99	250	187	73	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	1,908	45,197	86,445	18,900	65,704
Miscellaneous transactions	37	(61)	(77)	268	5
Other charges	(3,199)	(5,359)	(12,745)	(10,358)	(14,488)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	3,322	50,104	117,138	33,778	97,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,091	51,971	133,257	35,519	113,536

NET ASSETS
Beginning of period	9,913	12,750	33,021	34,787	34,201
End of period	$14,004	$64,721	$166,278	$70,306	$147,737

Beginning units	845	942	2,723	3,571	3,368
Units issued	762	3,880	10,619	6,627	10,555
Units redeemed	(472)	(284)	(1,361)	(2,944)	(1,139)
Ending units	1,135	4,538	11,981	7,254	12,784

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$910	$7,918	$2,377	$66	$3,581
Capital gains distributions received	4,095	—	9,854	15,965	12,291
Net realized gain (loss) on shares redeemed	(105)	119	(386)	(1,207)	(904)
Net change in unrealized gain (loss) on investments	2,840	(5,199)	2,771	(14,253)	12,913

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,740	2,838	14,616	571	27,881

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,398	68,335	20,908	97,315	51,247
Policy loans	—	(206)	—	(131)	(146)
Policy loan repayments and interest	—	—	—	281	144
Surrenders, withdrawals and death benefits	—	(366)	—	—	(4,291)
Net transfers between other subaccounts
or fixed rate option	20,105	225,599	117,626	20,165	48,122
Miscellaneous transactions	11	(13)	(5)	2	(27)
Other charges	(5,518)	(27,484)	(11,775)	(23,016)	(30,125)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	27,996	265,865	126,754	94,616	64,924

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,736	268,703	141,370	95,187	92,805

NET ASSETS
Beginning of period	20,662	83,652	48,750	60,436	128,145
End of period	$56,398	$352,355	$190,120	$155,623	$220,950

Beginning units	2,100	8,049	4,208	4,453	11,941
Units issued	3,372	27,173	12,198	8,675	6,719
Units redeemed	(425)	(1,755)	(774)	(1,562)	(1,271)
Ending units	5,047	33,467	15,632	11,566	17,389

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2016	1/1/2016	1/1/2016
	to	to	to
	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$5,732	$1,525	$(13,504)
Capital gains distributions received	301	15,805	—
Net realized gain (loss) on shares redeemed	520	(1,141)	(21,757)
Net change in unrealized gain (loss) on investments	37,612	17,228	54,394

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,165	33,417	19,133

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	168,310	33,059	391,356
Policy loans	—	—	(48,958)
Policy loan repayments and interest	74	98	17,585
Surrenders, withdrawals and death benefits	(9,274)	(506)	(89,151)
Net transfers between other subaccounts
or fixed rate option	106,351	54,969	91,582
Miscellaneous transactions	58	21	432
Other charges	(68,441)	(19,305)	(138,038)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	197,078	68,336	224,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	241,243	101,753	243,941

NET ASSETS
Beginning of period	275,321	120,129	3,896,391
End of period	$516,564	$221,882	$4,140,332

Beginning units	24,733	11,542	424,956
Units issued	18,447	7,101	47,929
Units redeemed	(1,489)	(788)	(22,408)
Ending units	41,691	17,855	450,477

The accompanying notes are an integral part of these financial statements.
A 54

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT December 31, 2017

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on January 13, 1984 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable life insurance contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Pruco Life of New Jersey M Premier VUL Protector	Pruco Life of New Jersey PRUvider Variable Appreciable
(“MPVULP”)	Life (“SVAL2”)
Pruco Life of New Jersey MPremier VUL (“MPVUL”)	Pruco Life of New Jersey Survivorship Variable Universal
Pruco Life of New Jersey PruLife Custom Premier (Base,	Life (“SVUL2”)
PCP214, PCP215) ("PCP")	Pruco Life of New Jersey Variable Appreciable Life (“VAL2”)
Pruco Life of New Jersey PruLife Custom Premier II (“PCP2”)	Pruco Life of New Jersey Variable Universal Life
Pruco Life of New Jersey PruLife SVUL Protector ("SVULP")	Protector (Base, 2014) ("VULP”)
Pruco Life of New Jersey PruSelect III (“PS3”)

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Diversified Bond Portfolio	Janus Henderson VIT Overseas Portfolio (Service Shares)
Prudential Equity Portfolio (Class I)	(formerly Janus Aspen Overseas Portfolio)
Prudential Flexible Managed Portfolio	Goldman Sachs VIT Small Cap Equity Insights Fund
Prudential Conservative Balanced Portfolio	(Institutional Class)
Prudential High Yield Bond Portfolio	M Large Cap Growth Fund
Prudential Stock Index Portfolio	M International Equity Fund
Prudential Value Portfolio (Class I)	M Large Cap Value Fund
Prudential Natural Resources Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
Prudential Global Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Government Income Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
Prudential Jennison Portfolio (Class I)	(formerly AST Value Equity Portfolio)
Prudential Small Capitalization Stock Portfolio	AST Small-Cap Growth Opportunities Portfolio
T. Rowe Price International Stock Portfolio	AST Small-Cap Value Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST Goldman Sachs Mid-Cap Growth Portfolio
(formerly Janus Aspen Janus Portfolio)	AST Loomis Sayles Large-Cap Growth Portfolio
MFS Growth Series (Initial Class)	AST MFS Growth Portfolio
American Century VP Value Fund (Class I)	AST BlackRock Low Duration Bond Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST T. Rowe Price Natural Resources Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST MFS Global Equity Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST J.P. Morgan International Equity Portfolio
(formerly Janus Aspen Janus Portfolio)	AST Templeton Global Bond Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	M Capital Appreciation Fund

A 55

Note 1:	General (continued)

American Century VP Mid Cap Value Fund (Class I)	AST International Value Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	American Century VP Income & Growth Fund
AST Small-Cap Growth Portfolio	(Class I)*
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service	Dreyfus Investment Portfolios, MidCap Stock Portfolio
Shares) (formerly The Dreyfus Socially Responsible	(Initial Shares)*
Growth Fund, Inc.)	Dreyfus VIF Opportunistic Small Cap Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	(Initial Shares)*
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio***	Janus Henderson VIT Enterprise Portfolio (Service Shares)*
MFS Utilities Series (Initial Class)	(formerly Janus Aspen Enterprise Portfolio)
Neuberger Berman Advisers Management Trust	Janus Henderson VIT Balanced Portfolio (Service Shares)*
Socially Responsive Portfolio (Class S)	(formerly Janus Aspen Balanced Portfolio)
AST T. Rowe Price Large-Cap Growth Portfolio	Oppenheimer Discovery Mid-Cap Growth Fund/VA
AST BlackRock/Loomis Sayles Bond Portfolio	(Service Shares)*
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Asia 30*
AST Wellington Management Hedged Equity Portfolio	ProFund VP Banks*
AST Balanced Asset Allocation Portfolio	ProFund VP Bear*
AST Preservation Asset Allocation Portfolio	ProFund VP Biotechnology*
AST FI Pyramis Quantitative Portfolio	ProFund VP Basic Materials*
AST Prudential Growth Allocation Portfolio	ProFund VP UltraBull*
AST Advanced Strategies Portfolio	ProFund VP Bull*
AST Schroders Global Tactical Portfolio**	ProFund VP Consumer Services*
AST RCM World Trends Portfolio	ProFund VP Consumer Goods*
Dreyfus Investment Portfolios, MidCap Stock Portfolio	ProFund VP Oil & Gas*
(Service Shares)	ProFund VP Europe 30*
AST BlackRock Global Strategies Portfolio	ProFund VP Financials*
TOPS Aggressive Growth ETF Portfolio (Class 2)	ProFund VP U.S. Government Plus*
TOPS Balanced ETF Portfolio (Class 2)	ProFund VP Health Care*
TOPS Conservative ETF Portfolio (Class 2)	ProFund VP Industrials*
TOPS Growth ETF Portfolio (Class 2)	ProFund VP Internet*
TOPS Moderate Growth ETF Portfolio (Class 2)	ProFund VP Japan*
TOPS Managed Risk Balanced ETF Portfolio (Class 2)	ProFund VP Precious Metals*
TOPS Managed Risk Growth ETF Portfolio (Class 2)	ProFund VP Mid-Cap Growth*
TOPS Managed Risk Moderate Growth ETF Portfolio	ProFund VP Government Money Market*
(Class 2)	ProFund VP Mid-Cap Value*
American Funds IS Growth Fund (Class 2)	ProFund VP Pharmaceuticals*
American Funds IS Growth-Income Fund (Class 2)	ProFund VP Real Estate*
Fidelity VIP Contrafund Portfolio (Service Class 2)	ProFund VP Rising Rates Opportunity*
Fidelity VIP Mid Cap Portfolio (Service Class 2)	ProFund VP NASDAQ-100 *
Templeton Growth VIP Fund (Class 2)	ProFund VP Small-Cap*
Hartford Capital Appreciation HLS Fund (Class IB)	ProFund VP Semiconductor*
Hartford Disciplined Equity HLS Fund (Class IB)	ProFund VP Small-Cap Growth*
Hartford Dividend and Growth HLS Fund (Class IB)	ProFund VP Short NASDAQ-100 *
American Funds IS International Fund (Class 2)	ProFund VP Short Small-Cap*
Franklin Income VIP Fund (Class 2)	ProFund VP Small-Cap Value*
Franklin Mutual Shares VIP Fund (Class 2)	ProFund VP Technology*
MFS Total Return Bond Series (Initial Class)	ProFund VP Telecommunications*
MFS Value Series (Initial Class)	ProFund VP UltraMid-Cap*
Hartford Growth Opportunities HLS Fund (Class IB)	ProFund VP UltraNASDAQ-100 *
American Funds IS Blue Chip Income and Growth Fund	ProFund VP UltraSmall-Cap*
(Class 2)	ProFund VP Utilities*
Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Technology Fund (Series I)*
Invesco V.I. Growth and Income Fund (Series I)	Invesco V.I. Managed Volatility Fund (Series I)*
__________
* Subaccount was available for investment but had no assets as of December 31, 2017, and had no activity during 2017.
** Subaccount was no longer available for investment as of December 31, 2017.
*** Subaccount liquidated on May 19, 2017.

A 56

Note 1:	General (continued)

The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2017 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 28, 2017	AST Schroders Global Tactical Portfolio	AST Prudential Growth Allocation Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior period contract owner transaction amounts in the Statements of Changes in Net Assets have been reclassified to conform to the current period’s presentation.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are re-invested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share

A 57

Note 3:	Fair Value Measurements (continued)

of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4: Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$20,964,525	$79,716,173
Prudential Diversified Bond Portfolio	50,715,324	62,956,400
Prudential Equity Portfolio (Class I)	1,072,660	13,078,343
Prudential Flexible Managed Portfolio	1,741,463	16,696,119
Prudential Conservative Balanced Portfolio	821,034	8,455,489
Prudential High Yield Bond Portfolio	685,162	1,816,686,402
Prudential Stock Index Portfolio	16,915,728	14,733,232
Prudential Value Portfolio (Class I)	652,037	1,982,815
Prudential Natural Resources Portfolio (Class I)	390,158	1,078,332
Prudential Global Portfolio	720,183	939,852
Prudential Government Income Portfolio	50,204	260,826
Prudential Jennison Portfolio (Class I)	1,460,660	2,959,689
Prudential Small Capitalization Stock Portfolio	676,821	1,654,884
T. Rowe Price International Stock Portfolio	1,103	1,605
Janus Henderson VIT Research Portfolio (Institutional Shares)	2,199	15,375
MFS Growth Series (Initial Class)	25,077	3,672
American Century VP Value Fund (Class I)	1,448	53,889
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	4,617	49,525
Prudential SP Small Cap Value Portfolio (Class I)	693,399	1,035,393
Janus Henderson VIT Research Portfolio (Service Shares)	67,519	158,210
SP Prudential U.S. Emerging Growth Portfolio (Class I)	853,311	1,159,206
Prudential SP International Growth Portfolio (Class I)	356,613	322,197
Janus Henderson VIT Overseas Portfolio (Service Shares)	97,967	83,287
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	1,468	3,637
M Large Cap Growth Fund	8,613	6,760
M International Equity Fund	—	1,140
M Large Cap Value Fund	12,058	7,408
AST Cohen & Steers Realty Portfolio	351,981	170,941

A 58

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST J.P. Morgan Strategic Opportunities Portfolio	$248,443	$94,987
AST T. Rowe Price Large-Cap Value Portfolio	159,191	59,057
AST Small-Cap Growth Opportunities Portfolio	81,192	51,573
AST Small-Cap Value Portfolio	265,208	108,427
AST Goldman Sachs Mid-Cap Growth Portfolio	516,845	79,710
AST Loomis Sayles Large-Cap Growth Portfolio	392,469	292,465
AST MFS Growth Portfolio	332,100	59,830
AST BlackRock Low Duration Bond Portfolio	193,891	119,040
AST T. Rowe Price Natural Resources Portfolio	287,694	172,709
AST MFS Global Equity Portfolio	346,230	165,222
AST J.P. Morgan International Equity Portfolio	335,548	77,029
AST Templeton Global Bond Portfolio	284,151	84,530
M Capital Appreciation Fund	8,613	4,763
American Century VP Mid Cap Value Fund (Class I)	240,346	44,902
AST Hotchkis & Wiley Large-Cap Value Portfolio	475,111	288,609
AST Small-Cap Growth Portfolio	303,609	366,439
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	51,461	12,202
Prudential Jennison 20/20 Focus Portfolio (Class I)	200,835	264,597
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	20,950	269,257
MFS Utilities Series (Initial Class)	424,964	111,146
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)	23,135	7,985
AST T. Rowe Price Large-Cap Growth Portfolio	835,103	469,963
AST BlackRock/Loomis Sayles Bond Portfolio	663,249	452,374
AST T. Rowe Price Asset Allocation Portfolio	894,650	401,197
AST Wellington Management Hedged Equity Portfolio	791,006	1,311,532
AST Balanced Asset Allocation Portfolio	2,952,850	2,075,497
AST Preservation Asset Allocation Portfolio	520,504	820,274
AST FI Pyramis Quantitative Portfolio	182,152	92,774
AST Prudential Growth Allocation Portfolio	3,535,741	331,170
AST Advanced Strategies Portfolio	281,555	132,565
AST Schroders Global Tactical Portfolio	140,914	2,444,440
AST RCM World Trends Portfolio	158,319	114,279
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	42,667	14,220
AST BlackRock Global Strategies Portfolio	3,253,506	2,827,834
TOPS Aggressive Growth ETF Portfolio (Class 2)	363,533	97,408
TOPS Balanced ETF Portfolio (Class 2)	95,909	20,982
TOPS Conservative ETF Portfolio (Class 2)	58,668	22,628
TOPS Growth ETF Portfolio (Class 2)	214,710	61,379
TOPS Moderate Growth ETF Portfolio (Class 2)	228,967	53,421
TOPS Managed Risk Balanced ETF Portfolio (Class 2)	53,370	47,406
TOPS Managed Risk Growth ETF Portfolio (Class 2)	215,525	60,173
TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)	122,999	70,989
American Funds IS Growth Fund (Class 2)	406,749	47,608
American Funds IS Growth-Income Fund (Class 2)	388,916	60,982
Fidelity VIP Contrafund Portfolio (Service Class 2)	331,073	25,561
Fidelity VIP Mid Cap Portfolio (Service Class 2)	284,385	69,073
Templeton Growth VIP Fund (Class 2)	31,598	4,847
Hartford Capital Appreciation HLS Fund (Class IB)	13,018	12,828
Hartford Disciplined Equity HLS Fund (Class IB)	13,653	12,689
Hartford Dividend and Growth HLS Fund (Class IB)	198,606	13,138
American Funds IS International Fund (Class 2)	386,954	19,569
Franklin Income VIP Fund (Class 2)	132,316	21,094
Franklin Mutual Shares VIP Fund (Class 2)	29,954	11,691

A 59

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
MFS Total Return Bond Series (Initial Class)	$222,148	$42,560
MFS Value Series (Initial Class)	125,556	20,715
Hartford Growth Opportunities HLS Fund (Class IB)	121,215	24,568
American Funds IS Blue Chip Income and Growth Fund (Class 2)	93,080	21,126
Fidelity VIP Index 500 Portfolio (Service Class 2)	539,139	230,293
Invesco V.I. Growth and Income Fund (Series I)	125,552	11,885
AST International Value Portfolio	323,506	310,433

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (formerly Prudential Investments LLC) (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

A 60

Note 6:	Related Party Transactions (continued)

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights
Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Pruco Life of New Jersey and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	5,363	$1.12404	to	$11.88034	$9,809	0.54%		0.00%	to	0.90%	-0.32%	to	0.56%
December 31, 2016	50,697	$1.12761	to	$11.81436	$68,221	0.09%		0.00%	to	0.90%	-0.78%	to	0.09%
December 31, 2015	49,197	$1.13648	to	$11.80327	$66,869	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2014	46,793	$1.14691	to	$11.80320	$64,145	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2013	44,811	$1.15745	to	$11.80315	$61,871	0.00%	(2)	0.00%	to	0.90%	-0.93%	to	0.00%

	Prudential Diversified Bond Portfolio
December 31, 2017	43,340	$2.22183	to	$22.28162	$140,696	0.00%		0.00%	to	0.90%	6.05%	to	7.00%
December 31, 2016	47,360	$2.07846	to	$20.82325	$143,239	0.00%		0.00%	to	0.90%	4.65%	to	5.59%
December 31, 2015	47,717	$1.97041	to	$19.72100	$137,271	0.00%		0.00%	to	0.90%	-1.61%	to	-0.26%
December 31, 2014	48,613	$1.97761	to	$19.77188	$140,903	1.09%		0.00%	to	0.90%	0.92%	to	7.09%
December 31, 2013	49,136	$1.84865	to	$18.46284	$133,636	3.97%		0.00%	to	0.90%	-1.60%	to	-0.71%

	Prudential Equity Portfolio (Class I)
December 31, 2017	15,900	$2.51871	to	$20.91127	$231,065	0.00%		0.10%	to	0.90%	24.66%	to	25.65%
December 31, 2016	16,655	$2.02042	to	$16.71274	$194,300	0.00%		0.10%	to	0.90%	2.85%	to	3.67%
December 31, 2015	17,254	$1.96442	to	$16.18903	$198,410	0.00%		0.10%	to	0.90%	-0.99%	to	2.26%
December 31, 2014	18,013	$1.93643	to	$15.89925	$203,771	0.00%		0.10%	to	0.90%	-0.39%	to	7.60%
December 31, 2013	18,818	$1.81405	to	$14.83927	$198,497	0.00%		0.10%	to	0.90%	32.34%	to	33.40%

	Prudential Flexible Managed Portfolio
December 31, 2017	26,421	$2.39912	to	$26.76395	$331,236	0.00%		0.25%	to	0.90%	13.95%	to	14.68%
December 31, 2016	27,602	$2.10545	to	$23.33762	$302,141	0.00%		0.25%	to	0.90%	7.55%	to	8.25%
December 31, 2015	28,875	$1.95761	to	$21.55947	$292,626	0.00%		0.25%	to	0.90%	0.11%	to	0.76%
December 31, 2014	30,051	$1.95542	to	$21.39680	$302,602	0.00%		0.25%	to	0.90%	7.11%	to	10.78%
December 31, 2013	31,269	$1.77667	to	$19.31512	$284,781	0.00%		0.25%	to	0.90%	19.07%	to	19.85%

	Prudential Conservative Balanced Portfolio
December 31, 2017	15,662	$2.22717	to	$23.53030	$145,844	0.00%		0.25%	to	0.90%	11.37%	to	12.09%
December 31, 2016	16,462	$1.99983	to	$20.99303	$136,998	0.00%		0.25%	to	0.90%	6.32%	to	7.01%
December 31, 2015	17,225	$1.88097	to	$19.61793	$134,210	0.00%		0.25%	to	0.90%	-0.50%	to	0.15%
December 31, 2014	18,097	$1.89037	to	$19.58841	$141,229	0.00%		0.25%	to	0.90%	6.07%	to	8.50%
December 31, 2013	18,673	$1.75355	to	$18.05422	$134,397	0.00%		0.25%	to	0.90%	15.12%	to	15.86%

A 61

Note 7:	Financial Highlights (continued)

	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential High Yield Bond Portfolio
December 31, 2017	4,549	$2.74899	to	$27.52155	$21,079	6.36%	0.00%	to	0.90%	6.84%	to	7.80%
December 31, 2016	503,610	$2.55272	to	$25.52928	$1,709,443	6.48%	0.00%	to	0.90%	15.21%	to	16.24%
December 31, 2015	510,436	$2.19840	to	$21.96197	$1,498,127	6.20%	0.00%	to	0.90%	-5.95%	to	-2.45%
December 31, 2014	480,596	$2.25610	to	$22.51345	$1,469,599	6.04%	0.00%	to	0.90%	-2.22%	to	2.71%
December 31, 2013	450,696	$2.19909	to	$21.91910	$1,363,539	6.46%	0.00%	to	0.90%	6.31%	to	7.26%

	Prudential Stock Index Portfolio
December 31, 2017	15,622	$2.15354	to	$32.04251	$79,862	1.53%	0.00%	to	0.90%	20.38%	to	21.46%
December 31, 2016	15,430	$1.78888	to	$26.38014	$63,580	1.82%	0.00%	to	0.90%	10.84%	to	11.83%
December 31, 2015	14,850	$1.61397	to	$23.58951	$56,464	1.50%	0.00%	to	0.90%	-1.79%	to	1.18%
December 31, 2014	14,968	$1.60949	to	$23.31331	$57,050	3.03%	0.00%	to	0.90%	3.38%	to	13.31%
December 31, 2013	14,988	$1.43327	to	$20.57494	$50,655	0.00%	0.00%	to	0.90%	30.72%	to	31.89%

	Prudential Value Portfolio (Class I)
December 31, 2017	2,720	$2.97366	to	$19.83151	$35,054	0.00%	0.00%	to	0.90%	15.95%	to	16.99%
December 31, 2016	2,865	$2.56468	to	$16.95191	$31,212	0.00%	0.00%	to	0.90%	10.40%	to	11.39%
December 31, 2015	2,971	$2.32309	to	$15.21788	$29,380	0.00%	0.00%	to	0.90%	-9.68%	to	-8.19%
December 31, 2014	3,103	$2.55318	to	$16.57627	$33,569	0.00%	0.00%	to	0.90%	-0.18%	to	10.10%
December 31, 2013	3,184	$2.33971	to	$15.05507	$31,424	0.00%	0.00%	to	0.90%	31.91%	to	33.09%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2017	770	$6.19062	to	$13.62387	$9,374	0.00%	0.00%	to	0.60%	-0.78%	to	-0.19%
December 31, 2016	815	$6.20825	to	$13.73093	$10,138	0.00%	0.00%	to	0.60%	24.62%	to	25.36%
December 31, 2015	819	$4.95729	to	$11.01858	$8,340	0.00%	0.00%	to	0.60%	-34.15%	to	-28.19%
December 31, 2014	907	$6.91015	to	$15.43613	$13,287	0.00%	0.00%	to	0.60%	-27.35%	to	-19.90%
December 31, 2013	957	$8.63543	to	$19.38647	$17,779	0.00%	0.00%	to	0.60%	9.57%	to	10.23%

	Prudential Global Portfolio
December 31, 2017	4,939	$1.61163	to	$12.56535	$17,255	0.00%	0.10%	to	0.90%	23.72%	to	24.71%
December 31, 2016	5,014	$1.30262	to	$10.09044	$14,025	0.00%	0.10%	to	0.90%	3.52%	to	4.34%
December 31, 2015	5,382	$1.25837	to	$9.68524	$14,702	0.00%	0.10%	to	0.90%	-3.79%	to	2.27%
December 31, 2014	5,596	$1.24031	to	$3.29027	$15,052	0.00%	0.10%	to	0.90%	-1.22%	to	3.15%
December 31, 2013	5,677	$1.21215	to	$3.20572	$14,947	0.00%	0.10%	to	0.90%	26.15%	to	27.16%

	Prudential Government Income Portfolio
December 31, 2017	613	$4.43928	to	$4.43928	$2,721	0.00%	0.60%	to	0.60%	2.33%	to	2.33%
December 31, 2016	657	$4.33836	to	$4.33836	$2,850	0.00%	0.60%	to	0.60%	1.56%	to	1.56%
December 31, 2015	667	$4.27164	to	$4.27164	$2,851	0.00%	0.60%	to	0.60%	0.07%	to	0.07%
December 31, 2014	745	$4.26864	to	$4.26864	$3,180	0.35%	0.60%	to	0.60%	5.23%	to	5.23%
December 31, 2013	776	$4.05652	to	$4.05652	$3,149	1.77%	0.60%	to	0.60%	-2.92%	to	-2.92%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	10,252	$1.93423	to	$14.02309	$51,659	0.00%	0.10%	to	0.90%	35.48%	to	36.56%
December 31, 2016	10,549	$1.42768	to	$10.28424	$39,081	0.00%	0.10%	to	0.90%	-1.78%	to	-1.00%
December 31, 2015	10,862	$1.45360	to	$10.40359	$41,016	0.00%	0.10%	to	0.90%	3.30%	to	11.37%
December 31, 2014	11,041	$1.31554	to	$5.07582	$37,386	0.00%	0.10%	to	0.90%	1.31%	to	9.88%
December 31, 2013	11,498	$1.20695	to	$4.64261	$35,253	0.00%	0.10%	to	0.90%	36.44%	to	37.52%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	1,818	$9.66701	to	$27.33182	$18,462	0.00%	0.00%	to	0.60%	12.33%	to	13.00%
December 31, 2016	1,932	$8.60619	to	$24.18775	$17,258	0.00%	0.00%	to	0.60%	25.75%	to	26.50%
December 31, 2015	2,060	$6.84380	to	$19.12023	$14,551	0.00%	0.00%	to	0.60%	-4.33%	to	-2.29%
December 31, 2014	2,215	$7.04589	to	$19.56736	$16,016	0.00%	0.00%	to	0.60%	3.65%	to	5.39%
December 31, 2013	2,324	$6.72562	to	$18.56661	$15,921	0.00%	0.00%	to	0.60%	40.11%	to	40.95%

A 62

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2017	36	$1.48328	to	$1.48328	$53	1.13%	0.90%	to	0.90%	26.74%	to	26.74%
December 31, 2016	36	$1.17029	to	$1.17029	$42	1.10%	0.90%	to	0.90%	1.22%	to	1.22%
December 31, 2015	33	$1.15620	to	$1.15620	$38	0.95%	0.90%	to	0.90%	-1.78%	to	-1.78%
December 31, 2014	31	$1.17715	to	$1.17715	$37	1.08%	0.90%	to	0.90%	-2.12%	to	-2.12%
December 31, 2013	30	$1.20263	to	$1.20263	$36	0.35%	0.90%	to	0.90%	13.03%	to	13.03%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2017	234	$1.54295	to	$2.00921	$399	0.39%	0.20%	to	0.90%	26.74%	to	27.63%
December 31, 2016	242	$1.21741	to	$1.57426	$324	0.54%	0.20%	to	0.90%	-0.40%	to	0.30%
December 31, 2015	243	$1.22224	to	$1.56956	$325	0.63%	0.20%	to	0.90%	4.41%	to	5.13%
December 31, 2014	241	$1.17067	to	$1.49292	$310	0.37%	0.20%	to	0.90%	11.98%	to	12.77%
December 31, 2013	234	$1.04544	to	$1.32388	$268	0.60%	0.20%	to	0.90%	29.18%	to	30.07%

	MFS Growth Series (Initial Class)
December 31, 2017	149	$1.65051	to	$1.65051	$246	0.11%	0.90%	to	0.90%	30.23%	to	30.23%
December 31, 2016	131	$1.26739	to	$1.26739	$166	0.05%	0.90%	to	0.90%	1.53%	to	1.53%
December 31, 2015	131	$1.24830	to	$1.24830	$164	0.15%	0.90%	to	0.90%	6.61%	to	6.61%
December 31, 2014	126	$1.17092	to	$1.17092	$147	0.11%	0.90%	to	0.90%	7.97%	to	7.97%
December 31, 2013	125	$1.08445	to	$1.08445	$135	0.24%	0.90%	to	0.90%	35.63%	to	35.63%

	American Century VP Value Fund (Class I)
December 31, 2017	108	$3.83184	to	$3.83184	$412	1.66%	0.90%	to	0.90%	7.78%	to	7.78%
December 31, 2016	121	$3.55526	to	$3.55526	$431	1.75%	0.90%	to	0.90%	19.41%	to	19.41%
December 31, 2015	117	$2.97739	to	$2.97739	$349	2.12%	0.90%	to	0.90%	-4.74%	to	-4.74%
December 31, 2014	125	$3.12558	to	$3.12558	$391	1.54%	0.90%	to	0.90%	12.07%	to	12.07%
December 31, 2013	124	$2.78887	to	$2.78887	$346	1.69%	0.90%	to	0.90%	30.55%	to	30.55%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2017	233	$1.74028	to	$1.74028	$405	0.00%	0.90%	to	0.90%	20.31%	to	20.31%
December 31, 2016	261	$1.44644	to	$1.44644	$377	0.00%	0.90%	to	0.90%	3.24%	to	3.24%
December 31, 2015	252	$1.40107	to	$1.40107	$353	0.00%	0.90%	to	0.90%	-3.53%	to	-3.53%
December 31, 2014	246	$1.45230	to	$1.45230	$357	0.00%	0.90%	to	0.90%	6.51%	to	6.51%
December 31, 2013	236	$1.36349	to	$1.36349	$322	0.00%	0.90%	to	0.90%	36.92%	to	36.92%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2017	3,467	$3.32471	to	$34.51674	$13,407	0.00%	0.00%	to	0.90%	11.19%	to	12.19%
December 31, 2016	3,583	$2.99001	to	$30.76602	$12,284	0.00%	0.00%	to	0.90%	24.34%	to	25.45%
December 31, 2015	3,644	$2.40467	to	$24.52366	$9,942	0.00%	0.00%	to	0.90%	-7.17%	to	-5.36%
December 31, 2014	3,921	$2.56375	to	$25.91379	$11,341	0.00%	0.00%	to	0.90%	1.10%	to	4.94%
December 31, 2013	4,050	$2.46506	to	$24.69406	$11,177	0.00%	0.00%	to	0.90%	36.22%	to	37.44%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2017	787	$2.33912	to	$2.33912	$1,841	0.25%	0.25%	to	0.25%	27.24%	to	27.24%
December 31, 2016	829	$1.83836	to	$1.83836	$1,524	0.38%	0.25%	to	0.25%	0.02%	to	0.02%
December 31, 2015	826	$1.83797	to	$1.83797	$1,518	0.45%	0.25%	to	0.25%	4.81%	to	4.81%
December 31, 2014	842	$1.75354	to	$1.75354	$1,477	0.23%	0.25%	to	0.25%	12.45%	to	12.45%
December 31, 2013	840	$1.55936	to	$1.55936	$1,310	0.66%	0.25%	to	0.25%	29.66%	to	29.66%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2017	4,451	$3.23879	to	$42.63457	$16,361	0.00%	0.00%	to	0.90%	21.35%	to	22.43%
December 31, 2016	4,558	$2.66896	to	$34.82253	$13,627	0.00%	0.00%	to	0.90%	3.39%	to	4.32%
December 31, 2015	4,604	$2.58140	to	$33.38120	$13,151	0.00%	0.00%	to	0.90%	-7.57%	to	-2.36%
December 31, 2014	4,689	$2.66766	to	$34.18836	$13,664	0.00%	0.00%	to	0.90%	2.92%	to	10.35%
December 31, 2013	4,846	$2.45791	to	$31.21928	$12,866	0.00%	0.00%	to	0.90%	27.33%	to	28.47%

A 63

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2017	2,035	$2.02594	to	$2.49213	$4,692	0.00%	0.10%	to	0.90%	34.60%	to	35.66%
December 31, 2016	2,021	$1.50516	to	$1.83699	$3,428	0.00%	0.10%	to	0.90%	-4.44%	to	-3.68%
December 31, 2015	1,922	$1.57516	to	$1.90722	$3,384	0.00%	0.10%	to	0.90%	-5.89%	to	3.26%
December 31, 2014	1,838	$1.53754	to	$1.84704	$3,130	0.00%	0.10%	to	0.90%	-6.56%	to	-3.45%
December 31, 2013	1,887	$1.64541	to	$1.96107	$3,405	0.00%	0.10%	to	0.90%	17.81%	to	18.76%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2017	69	$8.93516	to	$9.02190	$620	1.59%	0.00%	to	0.10%	30.67%	to	30.80%
December 31, 2016	68	$6.83777	to	$6.89726	$467	5.03%	0.00%	to	0.10%	-6.80%	to	-6.71%
December 31, 2015	61	$7.33659	to	$7.39307	$445	0.54%	0.00%	to	0.10%	-16.71%	to	-8.80%
December 31, 2014	51	$8.05282	to	$8.10664	$409	5.67%	0.00%	to	0.10%	-16.82%	to	-12.10%
December 31, 2013	45	$9.17056	to	$9.22266	$415	3.18%	0.00%	to	0.10%	14.17%	to	14.28%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)
December 31, 2017	30	$3.44711	to	$3.44711	$104	0.56%	0.20%	to	0.20%	11.34%	to	11.34%
December 31, 2016	31	$3.09592	to	$3.09592	$96	1.23%	0.20%	to	0.20%	22.96%	to	22.96%
December 31, 2015	31	$2.51791	to	$2.51791	$77	0.29%	0.20%	to	0.20%	-2.32%	to	-2.32%
December 31, 2014	32	$2.57774	to	$2.57774	$83	0.81%	0.20%	to	0.20%	6.71%	to	6.71%
December 31, 2013	31	$2.41556	to	$2.41556	$76	1.04%	0.20%	to	0.20%	35.35%	to	35.35%

	M Large Cap Growth Fund
December 31, 2017	3	$39.01765	to	$39.01765	$107	0.00%	0.00%	to	0.00%	38.97%	to	38.97%
December 31, 2016	3	$28.07535	to	$28.07535	$76	0.00%	0.00%	to	0.00%	-2.32%	to	-2.32%
December 31, 2015	3	$28.74292	to	$28.74292	$74	0.03%	0.00%	to	0.00%	7.70%	to	7.70%
December 31, 2014	2	$26.68708	to	$26.68708	$66	0.04%	0.00%	to	0.00%	10.21%	to	10.21%
December 31, 2013	2	$24.21416	to	$24.21416	$55	0.62%	0.00%	to	0.00%	36.15%	to	36.15%

	M International Equity Fund
December 31, 2017	1	$20.85069	to	$20.85069	$16	1.62%	0.00%	to	0.00%	24.05%	to	24.05%
December 31, 2016	1	$16.80834	to	$16.80834	$14	1.15%	0.00%	to	0.00%	-0.05%	to	-0.05%
December 31, 2015	1	$16.81706	to	$16.81706	$15	1.59%	0.00%	to	0.00%	-3.94%	to	-3.94%
December 31, 2014	1	$17.50710	to	$17.50710	$17	2.20%	0.00%	to	0.00%	-7.06%	to	-7.06%
December 31, 2013	1	$18.83652	to	$18.83652	$19	2.36%	0.00%	to	0.00%	16.32%	to	16.32%

	M Large Cap Value Fund
December 31, 2017	4	$30.59610	to	$30.59610	$125	1.56%	0.00%	to	0.00%	14.99%	to	14.99%
December 31, 2016	4	$26.60662	to	$26.60662	$104	2.06%	0.00%	to	0.00%	9.64%	to	9.64%
December 31, 2015	4	$24.26745	to	$24.26745	$89	1.40%	0.00%	to	0.00%	-0.66%	to	-0.66%
December 31, 2014	3	$24.42804	to	$24.42804	$83	1.22%	0.00%	to	0.00%	9.68%	to	9.68%
December 31, 2013	3	$22.27169	to	$22.27169	$70	2.94%	0.00%	to	0.00%	34.22%	to	34.22%

	AST Cohen & Steers Realty Portfolio
December 31, 2017	55	$25.16519	to	$25.16519	$1,385	0.00%	0.10%	to	0.10%	6.14%	to	6.14%
December 31, 2016	47	$23.70983	to	$23.70983	$1,126	0.00%	0.10%	to	0.10%	4.71%	to	4.71%
December 31, 2015	39	$22.64375	to	$22.64375	$880	0.00%	0.10%	to	0.10%	4.46%	to	4.74%
December 31, 2014	34	$21.61925	to	$21.61925	$732	0.00%	0.10%	to	0.10%	7.80%	to	30.78%
December 31, 2013	31	$16.53090	to	$16.53090	$515	0.00%	0.10%	to	0.10%	3.03%	to	3.03%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2017	75	$19.11915	to	$19.22895	$1,431	0.00%	0.10%	to	0.25%	11.86%	to	12.03%
December 31, 2016	66	$17.06612	to	$17.18990	$1,132	0.00%	0.10%	to	0.25%	3.58%	to	3.73%
December 31, 2015	59	$16.45192	to	$16.59599	$980	0.00%	0.10%	to	0.25%	-3.00%	to	-0.28%
December 31, 2014	47	$16.49849	to	$16.66786	$787	0.00%	0.10%	to	0.25%	0.95%	to	5.34%
December 31, 2013	34	$15.66161	to	$15.84616	$541	0.00%	0.10%	to	0.25%	10.76%	to	10.92%

A 64

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2017	43	$11.07486	to	$19.49533	$798	0.00%	0.10%	to	0.25%	16.26%	to	16.43%
December 31, 2016	36	$9.52580	to	$16.74354	$591	0.00%	0.10%	to	0.25%	5.86%	to	6.02%
December 31, 2015	31	$8.99815	to	$15.79253	$477	0.00%	0.10%	to	0.25%	-11.00%	to	-6.16%
December 31, 2014	27	$16.82860	to	$16.82860	$462	0.00%	0.10%	to	0.10%	-4.50%	to	1.46%
December 31, 2013	28	$16.58696	to	$16.58696	$472	0.00%	0.10%	to	0.10%	34.49%	to	34.49%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2017	22	$28.96944	to	$28.96944	$642	0.00%	0.10%	to	0.10%	27.56%	to	27.56%
December 31, 2016	21	$22.71027	to	$22.71027	$476	0.00%	0.10%	to	0.10%	7.59%	to	7.59%
December 31, 2015	19	$21.10806	to	$21.10806	$395	0.00%	0.10%	to	0.10%	-4.50%	to	1.23%
December 31, 2014	16	$20.85085	to	$20.85085	$336	0.00%	0.10%	to	0.10%	1.03%	to	4.84%
December 31, 2013	14	$19.88901	to	$19.88901	$283	0.00%	0.10%	to	0.10%	40.67%	to	40.67%

	AST Small-Cap Value Portfolio
December 31, 2017	43	$28.51649	to	$28.51649	$1,221	0.00%	0.10%	to	0.10%	7.24%	to	7.24%
December 31, 2016	37	$26.59138	to	$26.59138	$982	0.00%	0.10%	to	0.10%	29.07%	to	29.07%
December 31, 2015	33	$20.60184	to	$20.60184	$673	0.00%	0.10%	to	0.10%	-5.21%	to	-4.41%
December 31, 2014	29	$21.55128	to	$21.55128	$625	0.00%	0.10%	to	0.10%	1.90%	to	5.16%
December 31, 2013	29	$20.49319	to	$20.49319	$597	0.00%	0.10%	to	0.10%	37.26%	to	37.26%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2017	68	$11.81267	to	$30.84605	$1,600	0.00%	0.10%	to	0.25%	26.77%	to	26.96%
December 31, 2016	43	$9.31792	to	$24.29544	$882	0.00%	0.10%	to	0.25%	1.39%	to	1.54%
December 31, 2015	27	$9.19006	to	$23.92640	$628	0.00%	0.10%	to	0.25%	-8.45%	to	-5.78%
December 31, 2014	18	$25.39399	to	$25.39399	$446	0.00%	0.10%	to	0.10%	2.76%	to	11.42%
December 31, 2013	17	$22.79208	to	$22.79208	$380	0.00%	0.10%	to	0.10%	32.06%	to	32.06%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2017	114	$14.66524	to	$29.75062	$2,820	0.00%	0.10%	to	0.90%	31.80%	to	32.85%
December 31, 2016	106	$11.05507	to	$22.39348	$2,038	0.00%	0.10%	to	0.90%	4.64%	to	5.47%
December 31, 2015	102	$10.49742	to	$21.23221	$1,905	0.00%	0.10%	to	0.90%	4.02%	to	9.96%
December 31, 2014	105	$15.07361	to	$19.30884	$1,787	0.00%	0.10%	to	0.90%	3.73%	to	10.48%
December 31, 2013	109	$13.75290	to	$17.47747	$1,681	0.00%	0.10%	to	0.90%	35.39%	to	36.47%

	AST MFS Growth Portfolio
December 31, 2017	50	$13.81409	to	$29.14020	$1,054	0.00%	0.10%	to	0.25%	30.38%	to	30.58%
December 31, 2016	33	$10.59514	to	$22.31671	$579	0.00%	0.10%	to	0.25%	1.66%	to	1.81%
December 31, 2015	18	$10.42243	to	$21.92026	$383	0.00%	0.10%	to	0.25%	3.26%	to	7.12%
December 31, 2014	13	$20.46295	to	$20.46295	$261	0.00%	0.10%	to	0.10%	3.14%	to	8.60%
December 31, 2013	11	$18.84230	to	$18.84230	$205	0.00%	0.10%	to	0.10%	36.57%	to	36.57%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2017	46	$10.20892	to	$13.88236	$600	0.00%	0.10%	to	0.25%	1.45%	to	1.60%
December 31, 2016	39	$10.06295	to	$13.66344	$516	0.00%	0.10%	to	0.25%	1.38%	to	1.53%
December 31, 2015	26	$9.92588	to	$13.45725	$353	0.00%	0.10%	to	0.25%	-0.74%	to	0.38%
December 31, 2014	22	$13.40620	to	$13.40620	$298	0.00%	0.10%	to	0.10%	-0.89%	to	-0.20%
December 31, 2013	19	$13.43281	to	$13.43281	$254	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2017	94	$16.55205	to	$16.55205	$1,562	0.00%	0.10%	to	0.10%	10.20%	to	10.20%
December 31, 2016	87	$15.02062	to	$15.02062	$1,305	0.00%	0.10%	to	0.10%	24.49%	to	24.49%
December 31, 2015	73	$12.06576	to	$12.06576	$887	0.00%	0.10%	to	0.10%	-23.60%	to	-19.33%
December 31, 2014	63	$14.95723	to	$14.95723	$944	0.00%	0.10%	to	0.10%	-16.57%	to	-8.45%
December 31, 2013	54	$16.33792	to	$16.33792	$888	0.00%	0.10%	to	0.10%	15.27%	to	15.27%

A 65

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2017	54	$12.45196	to	$28.30373	$1,199	0.00%	0.10%	to	0.25%	23.53%	to	23.72%
December 31, 2016	42	$10.08005	to	$22.87816	$813	0.00%	0.10%	to	0.25%	6.84%	to	7.00%
December 31, 2015	25	$9.43437	to	$21.38066	$507	0.00%	0.10%	to	0.25%	-6.34%	to	-1.56%
December 31, 2014	20	$21.72023	to	$21.72023	$445	0.00%	0.10%	to	0.10%	0.29%	to	3.53%
December 31, 2013	15	$20.98033	to	$20.98033	$317	0.00%	0.10%	to	0.10%	27.51%	to	27.51%

	AST J.P. Morgan International Equity Portfolio
December 31, 2017	78	$11.57629	to	$18.47077	$1,299	0.00%	0.10%	to	0.25%	29.31%	to	29.50%
December 31, 2016	59	$8.95249	to	$14.26309	$784	0.00%	0.10%	to	0.25%	1.68%	to	1.83%
December 31, 2015	49	$8.80480	to	$14.00691	$661	0.00%	0.10%	to	0.25%	-12.51%	to	-2.89%
December 31, 2014	38	$14.42397	to	$14.42397	$544	0.00%	0.10%	to	0.10%	-6.94%	to	-6.46%
December 31, 2013	32	$15.41982	to	$15.41982	$487	0.00%	0.10%	to	0.10%	15.25%	to	15.25%

	AST Templeton Global Bond Portfolio
December 31, 2017	46	$10.04330	to	$14.26307	$609	0.00%	0.10%	to	0.25%	1.79%	to	1.94%
December 31, 2016	31	$9.86693	to	$13.99175	$402	0.00%	0.10%	to	0.25%	4.10%	to	4.25%
December 31, 2015	22	$9.47853	to	$13.42118	$276	0.00%	0.10%	to	0.25%	-5.21%	to	-4.71%
December 31, 2014	16	$14.08501	to	$14.08501	$221	0.00%	0.10%	to	0.10%	-3.16%	to	0.46%
December 31, 2013	14	$14.02102	to	$14.02102	$193	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%

	M Capital Appreciation Fund
December 31, 2017	2	$42.53294	to	$42.53294	$97	0.00%	0.00%	to	0.00%	19.02%	to	19.02%
December 31, 2016	2	$35.73639	to	$35.73639	$78	0.00%	0.00%	to	0.00%	21.06%	to	21.06%
December 31, 2015	2	$29.51961	to	$29.51961	$59	0.00%	0.00%	to	0.00%	-6.58%	to	-6.58%
December 31, 2014	2	$31.59900	to	$31.59900	$59	0.00%	0.00%	to	0.00%	12.42%	to	12.42%
December 31, 2013	2	$28.10842	to	$28.10842	$47	0.00%	0.00%	to	0.00%	39.20%	to	39.20%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2017	24	$27.95151	to	$27.95151	$683	1.64%	0.10%	to	0.10%	11.58%	to	11.58%
December 31, 2016	17	$25.05009	to	$25.05009	$425	1.73%	0.10%	to	0.10%	22.73%	to	22.73%
December 31, 2015	13	$20.41040	to	$20.41040	$256	1.65%	0.10%	to	0.10%	-3.04%	to	-1.53%
December 31, 2014	12	$20.72782	to	$20.72782	$253	1.21%	0.10%	to	0.10%	3.86%	to	16.31%
December 31, 2013	9	$17.82173	to	$17.82173	$158	1.23%	0.10%	to	0.10%	29.98%	to	29.98%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2017	334	$12.89941	to	$19.38900	$6,284	0.00%	0.10%	to	0.90%	18.13%	to	19.07%
December 31, 2016	320	$10.84943	to	$16.28342	$5,098	0.00%	0.10%	to	0.90%	18.82%	to	19.77%
December 31, 2015	307	$9.07249	to	$13.59614	$4,123	0.00%	0.10%	to	0.90%	-9.98%	to	-7.93%
December 31, 2014	309	$14.00308	to	$14.76685	$4,529	0.00%	0.10%	to	0.90%	3.07%	to	13.63%
December 31, 2013	317	$12.42155	to	$12.99528	$4,096	0.00%	0.10%	to	0.90%	38.61%	to	39.72%

	AST Small-Cap Growth Portfolio
December 31, 2017	159	$24.94542	to	$26.94022	$4,228	0.00%	0.10%	to	0.90%	22.81%	to	23.79%
December 31, 2016	161	$20.31185	to	$21.76270	$3,466	0.00%	0.10%	to	0.90%	11.08%	to	11.96%
December 31, 2015	162	$18.28611	to	$19.43734	$3,111	0.00%	0.10%	to	0.90%	-3.35%	to	0.69%
December 31, 2014	159	$18.30683	to	$19.30508	$3,037	0.00%	0.10%	to	0.90%	2.89%	to	4.09%
December 31, 2013	162	$17.79202	to	$18.61344	$2,998	0.00%	0.10%	to	0.90%	33.97%	to	35.04%

	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2017	11	$11.93523	to	$21.91437	$226	0.84%	0.10%	to	0.25%	14.75%	to	14.92%
December 31, 2016	9	$10.40072	to	$19.06850	$161	0.77%	0.10%	to	0.25%	9.80%	to	9.97%
December 31, 2015	4	$9.47222	to	$17.34017	$70	0.62%	0.10%	to	0.25%	-6.51%	to	-3.51%
December 31, 2014	1	$17.97133	to	$17.97133	$19	0.59%	0.10%	to	0.10%	1.82%	to	13.02%
December 31, 2013	1	$15.90122	to	$15.90122	$8	0.28%	0.10%	to	0.10%	33.86%	to	33.86%

A 66

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2017	97	$13.41832	to	$21.55874	$2,001	0.00%	0.10%	to	0.25%	29.96%	to	30.15%
December 31, 2016	100	$10.32492	to	$16.56396	$1,594	0.00%	0.10%	to	0.25%	1.36%	to	1.51%
December 31, 2015	88	$10.18643	to	$16.31735	$1,415	0.00%	0.10%	to	0.25%	1.47%	to	6.16%
December 31, 2014	76	$15.37004	to	$15.37004	$1,172	0.00%	0.10%	to	0.10%	-1.93%	to	7.05%
December 31, 2013	67	$14.35834	to	$14.35834	$967	0.00%	0.10%	to	0.10%	29.75%	to	29.75%

	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (expired May 19, 2017)
December 31, 2017	—	$10.86763	to	$21.57195	$—	0.00%	0.10%	to	0.25%	4.89%	to	4.95%
December 31, 2016	12	$10.36081	to	$20.55419	$236	0.67%	0.10%	to	0.25%	11.75%	to	11.92%
December 31, 2015	10	$18.36498	to	$18.36498	$178	0.65%	0.10%	to	0.10%	-7.90%	to	-5.97%
December 31, 2014	9	$19.53004	to	$19.53004	$184	0.63%	0.10%	to	0.10%	3.99%	to	15.75%
December 31, 2013	6	$16.87307	to	$16.87307	$98	1.18%	0.10%	to	0.10%	40.45%	to	40.45%

	MFS Utilities Series (Initial Class)
December 31, 2017	92	$10.54938	to	$17.31226	$1,457	4.48%	0.10%	to	0.25%	14.55%	to	14.72%
December 31, 2016	69	$9.20972	to	$15.09129	$989	3.95%	0.10%	to	0.25%	11.19%	to	11.36%
December 31, 2015	55	$8.28255	to	$13.55174	$739	4.24%	0.10%	to	0.25%	-17.36%	to	-14.60%
December 31, 2014	49	$15.86916	to	$15.86916	$770	2.44%	0.10%	to	0.10%	-2.92%	to	12.62%
December 31, 2013	32	$14.09086	to	$14.09086	$451	2.37%	0.10%	to	0.10%	20.40%	to	20.40%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S)
December 31, 2017	11	$12.59302	to	$21.06203	$216	0.36%	0.10%	to	0.25%	17.81%	to	17.99%
December 31, 2016	10	$10.68881	to	$17.85072	$169	0.60%	0.10%	to	0.25%	9.37%	to	9.53%
December 31, 2015	4	$9.77318	to	$16.29734	$66	0.68%	0.10%	to	0.25%	-3.07%	to	-0.69%
December 31, 2014	1	$16.41052	to	$16.41052	$20	0.12%	0.10%	to	0.10%	3.83%	to	10.00%
December 31, 2013	1	$14.91861	to	$14.91861	$14	0.41%	0.10%	to	0.10%	37.28%	to	37.28%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2017	209	$14.59726	to	$30.97740	$5,958	0.00%	0.10%	to	0.90%	36.66%	to	37.75%
December 31, 2016	187	$10.61305	to	$22.48882	$4,023	0.00%	0.10%	to	0.90%	1.78%	to	2.59%
December 31, 2015	164	$10.36009	to	$21.92001	$3,515	0.00%	0.10%	to	0.90%	2.56%	to	9.47%
December 31, 2014	152	$18.98799	to	$20.02311	$3,012	0.00%	0.10%	to	0.90%	2.45%	to	8.24%
December 31, 2013	144	$17.68319	to	$18.49921	$2,638	0.00%	0.10%	to	0.90%	42.74%	to	43.88%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2017	728	$10.45483	to	$13.15831	$9,392	0.00%	0.00%	to	0.90%	3.43%	to	4.36%
December 31, 2016	710	$10.04289	to	$12.60839	$8,795	0.00%	0.00%	to	0.90%	3.30%	to	4.23%
December 31, 2015	812	$9.65966	to	$12.09710	$9,687	0.00%	0.00%	to	0.90%	-3.10%	to	-2.11%
December 31, 2014	817	$11.80815	to	$12.35754	$9,980	0.00%	0.00%	to	0.90%	0.52%	to	4.23%
December 31, 2013	825	$11.43076	to	$11.85595	$9,689	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2017	206	$24.12525	to	$24.12525	$4,978	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2016	184	$20.95670	to	$20.95670	$3,862	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2015	156	$19.53551	to	$19.53551	$3,043	0.00%	0.25%	to	0.25%	-0.21%	to	-0.21%
December 31, 2014	133	$19.57608	to	$19.57608	$2,606	0.00%	0.25%	to	0.25%	3.52%	to	5.62%
December 31, 2013	83	$18.53521	to	$18.53521	$1,542	0.00%	0.25%	to	0.25%	16.54%	to	16.54%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2017	616	$11.73967	to	$19.04728	$11,618	0.00%	0.10%	to	0.90%	12.58%	to	13.48%
December 31, 2016	643	$10.36073	to	$16.78493	$10,702	0.00%	0.10%	to	0.90%	5.58%	to	6.42%
December 31, 2015	644	$9.75054	to	$15.77270	$10,072	0.00%	0.10%	to	0.90%	-2.87%	to	-0.73%
December 31, 2014	643	$15.25259	to	$15.88887	$10,171	0.00%	0.10%	to	0.90%	1.82%	to	5.40%
December 31, 2013	683	$14.58693	to	$15.07499	$10,260	0.00%	0.10%	to	0.90%	19.43%	to	20.38%

A 67

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Balanced Asset Allocation Portfolio
December 31, 2017	1,572	$18.07964	to	$19.28767	$30,036	0.00%	0.10%	to	0.90%	13.88%	to	14.79%
December 31, 2016	1,520	$15.87561	to	$16.80263	$25,342	0.00%	0.10%	to	0.90%	5.35%	to	6.19%
December 31, 2015	1,392	$15.06917	to	$15.82311	$21,870	0.00%	0.10%	to	0.90%	-2.77%	to	0.38%
December 31, 2014	1,301	$15.13278	to	$15.76383	$20,379	0.00%	0.10%	to	0.90%	0.72%	to	6.42%
December 31, 2013	1,220	$14.33414	to	$14.81348	$17,986	0.00%	0.10%	to	0.90%	16.60%	to	17.53%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	385	$15.45249	to	$16.48320	$6,253	0.00%	0.10%	to	0.90%	9.15%	to	10.02%
December 31, 2016	403	$14.15713	to	$14.98188	$5,968	0.00%	0.10%	to	0.90%	4.58%	to	5.42%
December 31, 2015	421	$13.53655	to	$14.21171	$5,923	0.00%	0.10%	to	0.90%	-2.17%	to	0.04%
December 31, 2014	399	$13.63878	to	$14.20554	$5,618	0.00%	0.10%	to	0.90%	0.55%	to	5.67%
December 31, 2013	392	$13.01018	to	$13.44337	$5,236	0.00%	0.10%	to	0.90%	8.24%	to	9.10%

	AST FI Pyramis Quantitative Portfolio
December 31, 2017	36	$22.10568	to	$22.10568	$800	0.00%	0.25%	to	0.25%	16.18%	to	16.18%
December 31, 2016	32	$19.02692	to	$19.02692	$604	0.00%	0.25%	to	0.25%	3.99%	to	3.99%
December 31, 2015	29	$18.29645	to	$18.29645	$531	0.00%	0.25%	to	0.25%	0.74%	to	0.74%
December 31, 2014	21	$18.16218	to	$18.16218	$376	0.00%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2013	13	$17.65126	to	$17.65126	$228	0.00%	0.25%	to	0.25%	14.47%	to	14.47%

	AST Prudential Growth Allocation Portfolio
December 31, 2017	261	$24.89644	to	$24.89644	$6,503	0.00%	0.25%	to	0.25%	15.81%	to	15.81%
December 31, 2016	120	$21.49826	to	$21.49826	$2,577	0.00%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2015	95	$19.57619	to	$19.57619	$1,856	0.00%	0.25%	to	0.25%	-0.86%	to	-0.86%
December 31, 2014	60	$19.74597	to	$19.74597	$1,182	0.00%	0.25%	to	0.25%	5.66%	to	8.93%
December 31, 2013	34	$18.12798	to	$18.12798	$614	0.00%	0.25%	to	0.25%	16.73%	to	16.73%

	AST Advanced Strategies Portfolio
December 31, 2017	70	$25.06915	to	$25.06915	$1,762	0.00%	0.25%	to	0.25%	16.63%	to	16.63%
December 31, 2016	64	$21.49382	to	$21.49382	$1,370	0.00%	0.25%	to	0.25%	6.84%	to	6.84%
December 31, 2015	60	$20.11804	to	$20.11804	$1,198	0.00%	0.25%	to	0.25%	0.55%	to	0.55%
December 31, 2014	48	$20.00776	to	$20.00776	$956	0.00%	0.25%	to	0.25%	3.22%	to	5.84%
December 31, 2013	31	$18.90316	to	$18.90316	$586	0.00%	0.25%	to	0.25%	16.27%	to	16.27%

	AST Schroders Global Tactical Portfolio (expired April 28,2017)
December 31, 2017	—	$22.15600	to	$22.15600	$—	0.00%	0.25%	to	0.25%	4.50%	to	4.50%
December 31, 2016	104	$21.20150	to	$21.20150	$2,202	0.00%	0.25%	to	0.25%	6.55%	to	6.55%
December 31, 2015	89	$19.89794	to	$19.89794	$1,778	0.00%	0.25%	to	0.25%	-1.19%	to	-1.19%
December 31, 2014	61	$20.13806	to	$20.13806	$1,231	0.00%	0.25%	to	0.25%	4.34%	to	5.60%
December 31, 2013	45	$19.07059	to	$19.07059	$855	0.00%	0.25%	to	0.25%	17.76%	to	17.76%

	AST RCM World Trends Portfolio
December 31, 2017	47	$20.80907	to	$20.80907	$984	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2016	45	$17.94782	to	$17.94782	$806	0.00%	0.25%	to	0.25%	4.55%	to	4.55%
December 31, 2015	40	$17.16630	to	$17.16630	$687	0.00%	0.25%	to	0.25%	-0.41%	to	-0.41%
December 31, 2014	34	$17.23773	to	$17.23773	$586	0.00%	0.25%	to	0.25%	2.20%	to	4.88%
December 31, 2013	24	$16.43612	to	$16.43612	$402	0.00%	0.25%	to	0.25%	12.16%	to	12.16%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2017	6	$12.49630	to	$24.09788	$132	0.76%	0.10%	to	0.25%	14.75%	to	14.93%
December 31, 2016	4	$10.88965	to	$20.96833	$87	0.80%	0.10%	to	0.25%	14.91%	to	15.09%
December 31, 2015	3	$9.47628	to	$18.21963	$62	0.39%	0.10%	to	0.25%	-6.23%	to	-2.61%
December 31, 2014	2	$18.70855	to	$18.70855	$38	0.73%	0.10%	to	0.10%	0.32%	to	11.65%
December 31, 2013	2	$16.75664	to	$16.75664	$30	1.12%	0.10%	to	0.10%	34.56%	to	34.56%
A 68

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST BlackRock Global Strategies Portfolio
December 31, 2017	2,878	$13.27441	to	$13.99815	$40,071	0.00%	0.10%	to	0.90%	11.61%	to	12.50%
December 31, 2016	2,842	$11.89359	to	$12.44299	$35,199	0.00%	0.10%	to	0.90%	6.01%	to	6.85%
December 31, 2015	2,807	$11.21955	to	$11.64495	$32,552	0.00%	0.10%	to	0.90%	-5.81%	to	-3.10%
December 31, 2014	2,739	$11.67068	to	$12.01705	$32,808	0.00%	0.10%	to	0.90%	-0.69%	to	4.79%
December 31, 2013	2,671	$11.22618	to	$11.46768	$30,556	0.00%	0.10%	to	0.90%	9.86%	to	10.74%

	TOPS Aggressive Growth ETF Portfolio (Class 2)
December 31, 2017	53	$12.49541	to	$20.80059	$974	1.48%	0.10%	to	0.25%	20.09%	to	20.27%
December 31, 2016	35	$10.40479	to	$17.29453	$567	1.17%	0.10%	to	0.25%	12.88%	to	13.05%
December 31, 2015	23	$9.21769	to	$15.29872	$342	1.38%	0.10%	to	0.25%	-8.60%	to	-3.76%
December 31, 2014	6	$15.89646	to	$15.89646	$92	1.11%	0.10%	to	0.10%	-1.71%	to	4.71%
December 31, 2013	2	$15.18158	to	$15.18158	$31	0.79%	0.10%	to	0.10%	22.51%	to	22.51%

	TOPS Balanced ETF Portfolio (Class 2)
December 31, 2017	14	$11.27745	to	$15.12326	$210	1.45%	0.10%	to	0.25%	10.67%	to	10.84%
December 31, 2016	9	$10.18999	to	$13.64469	$119	1.25%	0.10%	to	0.25%	7.65%	to	7.81%
December 31, 2015	2	$9.46629	to	$12.65664	$26	1.55%	0.10%	to	0.25%	-5.58%	to	-2.66%
December 31, 2014	2	$13.00234	to	$13.00234	$31	1.78%	0.10%	to	0.10%	-1.46%	to	3.44%
December 31, 2013	0(1)	$12.57021	to	$12.57021	$6	2.16%	0.10%	to	0.10%	8.99%	to	8.99%

	TOPS Conservative ETF Portfolio (Class 2)
December 31, 2017	8	$10.80993	to	$13.20460	$91	0.78%	0.10%	to	0.25%	6.56%	to	6.72%
December 31, 2016	4	$10.14404	to	$12.37284	$51	0.84%	0.10%	to	0.25%	5.56%	to	5.72%
December 31, 2015	2	$9.60974	to	$11.70357	$24	1.39%	0.10%	to	0.25%	-4.07%	to	-2.19%
December 31, 2014	3	$11.96563	to	$11.96563	$34	0.45%	0.10%	to	0.10%	2.02%	to	2.02%
December 31, 2013	0(1)	$11.72864	to	$11.72864	$6	3.57%	0.10%	to	0.10%	4.46%	to	4.46%

	TOPS Growth ETF Portfolio (Class 2)
December 31, 2017	35	$12.10311	to	$20.48029	$523	1.45%	0.10%	to	0.25%	17.65%	to	17.82%
December 31, 2016	25	$10.28761	to	$17.38233	$304	1.29%	0.10%	to	0.25%	12.05%	to	12.21%
December 31, 2015	20	$9.18167	to	$15.49062	$221	1.21%	0.10%	to	0.25%	-8.78%	to	-4.44%
December 31, 2014	4	$16.21004	to	$16.21004	$57	1.52%	0.10%	to	0.10%	-2.29%	to	3.55%
December 31, 2013	2	$15.65369	to	$15.65369	$29	0.98%	0.10%	to	0.10%	18.77%	to	18.77%

	TOPS Moderate Growth ETF Portfolio (Class 2)
December 31, 2017	55	$11.71550	to	$16.81098	$698	1.32%	0.10%	to	0.25%	13.83%	to	14.00%
December 31, 2016	41	$10.29216	to	$14.74651	$444	0.69%	0.10%	to	0.25%	10.24%	to	10.41%
December 31, 2015	10	$9.33593	to	$13.35641	$111	1.12%	0.10%	to	0.25%	-7.13%	to	-3.53%
December 31, 2014	2	$13.84521	to	$13.84521	$30	2.46%	0.10%	to	0.10%	-1.84%	to	3.38%
December 31, 2013	1	$13.39250	to	$13.39250	$16	1.13%	0.10%	to	0.10%	12.90%	to	12.90%

	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2017	20	$12.80170	to	$13.35270	$262	1.52%	0.10%	to	0.25%	10.31%	to	10.47%
December 31, 2016	19	$11.58804	to	$12.10502	$232	1.33%	0.10%	to	0.25%	5.96%	to	6.12%
December 31, 2015	17	$10.91989	to	$11.42410	$194	1.21%	0.10%	to	0.25%	-4.74%	to	-4.59%
December 31, 2014	12	$11.44556	to	$11.99196	$141	0.99%	0.10%	to	0.25%	-1.44%	to	2.96%
December 31, 2013	5	$11.11688	to	$11.66510	$54	0.89%	0.10%	to	0.25%	7.66%	to	7.82%

	TOPS Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2017	59	$13.54969	to	$14.18395	$831	1.71%	0.10%	to	0.25%	17.37%	to	17.54%
December 31, 2016	47	$11.52771	to	$12.08530	$564	1.72%	0.10%	to	0.25%	5.31%	to	5.46%
December 31, 2015	36	$10.93062	to	$11.47637	$416	1.45%	0.10%	to	0.25%	-11.76%	to	-9.24%
December 31, 2014	35	$12.04300	to	$12.66329	$441	0.85%	0.10%	to	0.25%	-3.18%	to	1.21%
December 31, 2013	15	$11.89877	to	$12.53052	$184	1.11%	0.10%	to	0.25%	15.67%	to	15.84%

A 69

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2017	66	$13.43861	to	$14.06283	$925		1.63%	0.10%	to	0.25%	13.56%	to	13.73%
December 31, 2016	62	$11.81600	to	$12.38337	$763		1.89%	0.10%	to	0.25%	6.05%	to	6.21%
December 31, 2015	30	$11.12558	to	$11.67720	$349		1.36%	0.10%	to	0.25%	-9.59%	to	-6.45%
December 31, 2014	29	$11.89298	to	$12.50138	$360		0.93%	0.10%	to	0.25%	-2.00%	to	2.71%
December 31, 2013	7	$11.57948	to	$12.19007	$86		0.86%	0.10%	to	0.25%	12.11%	to	12.28%

	American Funds IS Growth Fund (Class 2)							(available October 7, 2013)
December 31, 2017	46	$14.08949	to	$17.41347	$711		0.65%	0.10%	to	0.25%	27.97%	to	28.16%
December 31, 2016	20	$11.00983	to	$13.58701	$251		0.95%	0.10%	to	0.25%	9.22%	to	9.38%
December 31, 2015	10	$10.08083	to	$12.42196	$116		0.80%	0.10%	to	0.25%	0.03%	to	6.75%
December 31, 2014	5	$11.63643	to	$11.63643	$53		1.86%	0.10%	to	0.10%	1.12%	to	8.40%
December 31, 2013	0(1)	$10.73463	to	$10.73463	$3		2.88%	0.10%	to	0.10%	8.55%	to	8.55%

	American Funds IS Growth-Income Fund (Class 2)							(available October 7, 2013)
December 31, 2017	67	$14.95132	to	$16.73142	$1,040		1.55%	0.10%	to	0.25%	22.08%	to	22.26%
December 31, 2016	44	$12.24736	to	$13.68515	$561		1.75%	0.10%	to	0.25%	11.24%	to	11.41%
December 31, 2015	23	$11.00941	to	$12.28365	$266		1.62%	0.10%	to	0.25%	-3.00%	to	1.35%
December 31, 2014	9	$10.87872	to	$12.11965	$104		2.85%	0.10%	to	0.25%	0.74%	to	10.52%
December 31, 2013	0(1)	$10.96565	to	$10.96565	$5		1.53%	0.10%	to	0.10%	10.61%	to	10.61%

	Fidelity VIP Contrafund Portfolio (Service Class 2)							(available October 7, 2013)
December 31, 2017	38	$12.71370	to	$15.95327	$537		0.97%	0.10%	to	0.25%	21.28%	to	21.47%
December 31, 2016	14	$10.48261	to	$13.13404	$178		0.97%	0.10%	to	0.25%	7.46%	to	7.62%
December 31, 2015	5	$9.75473	to	$12.20387	$61		1.27%	0.10%	to	0.25%	-3.48%	to	0.32%
December 31, 2014	1	$12.16547	to	$12.16547	$18		0.29%	0.10%	to	0.10%	2.54%	to	11.54%
December 31, 2013	0(1)	$10.90655	to	$10.90655	$1		0.00%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP Mid Cap Portfolio (Service Class 2)							(available October 7, 2013)
December 31, 2017	50	$12.73494	to	$15.25715	$681		0.58%	0.10%	to	0.25%	20.24%	to	20.42%
December 31, 2016	32	$10.59163	to	$12.67031	$372		0.48%	0.10%	to	0.25%	11.64%	to	11.81%
December 31, 2015	8	$9.48692	to	$11.33184	$91		0.44%	0.10%	to	0.25%	-6.25%	to	-1.73%
December 31, 2014	1	$11.53092	to	$11.53092	$13		0.06%	0.10%	to	0.10%	-0.32%	to	5.93%
December 31, 2013	0(1)	$10.88577	to	$10.88577	$0	(1)	0.00%	0.10%	to	0.10%	10.23%	to	10.23%

	Templeton Growth VIP Fund (Class 2)							(available October 7, 2013)
December 31, 2017	5	$11.42555	to	$12.59914	$60		1.59%	0.10%	to	0.25%	18.20%	to	18.38%
December 31, 2016	2	$9.66588	to	$10.64287	$26		1.89%	0.10%	to	0.25%	9.35%	to	9.51%
December 31, 2015	2	$8.83960	to	$9.71867	$17		3.25%	0.10%	to	0.25%	-11.89%	to	-6.58%
December 31, 2014	7	$10.40322	to	$10.40322	$74		0.72%	0.10%	to	0.10%	-6.67%	to	-2.91%
December 31, 2013	0(1)	$10.71524	to	$10.71524	$0	(1)	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund (Class IB)							(available October 7, 2013)
December 31, 2017	1	$15.00928	to	$15.00928	$17		0.87%	0.10%	to	0.10%	21.69%	to	21.69%
December 31, 2016	1	$12.33366	to	$12.33366	$14		1.05%	0.10%	to	0.10%	5.14%	to	5.14%
December 31, 2015	1	$11.73112	to	$11.73112	$10		1.16%	0.10%	to	0.10%	-4.86%	to	0.69%
December 31, 2014	0(1)	$11.65121	to	$11.65121	$4		0.83%	0.10%	to	0.10%	-0.57%	to	6.93%
December 31, 2013	0(1)	$10.89612	to	$10.89612	$1		3.40%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund (Class IB)							(available October 7, 2013)
December 31, 2017	5	$17.32933	to	$17.32933	$80		0.71%	0.10%	to	0.10%	21.51%	to	21.51%
December 31, 2016	5	$14.26173	to	$14.26173	$65		1.15%	0.10%	to	0.10%	5.38%	to	5.38%
December 31, 2015	1	$13.53309	to	$13.53309	$13		0.73%	0.10%	to	0.10%	1.75%	to	6.49%
December 31, 2014	0	$12.70877	to	$12.70877	$0	(1)	0.04%	0.10%	to	0.10%	5.02%	to	15.75%
December 31, 2013	0(1)	$10.97952	to	$10.97952	$0	(1)	2.74%	0.10%	to	0.10%	10.92%	to	10.92%

A 70

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Hartford Dividend and Growth HLS Fund (Class IB)						(available October 7, 2013)
December 31, 2017	24	$16.37604	to	$16.37604	$392	2.24%	0.10%	to	0.10%	17.99%	to	17.99%
December 31, 2016	12	$13.87897	to	$13.87897	$166	2.84%	0.10%	to	0.10%	14.47%	to	14.47%
December 31, 2015	3	$12.12459	to	$12.12459	$33	1.39%	0.10%	to	0.10%	-3.85%	to	-1.51%
December 31, 2014	5	$12.31025	to	$12.31025	$58	3.18%	0.10%	to	0.10%	2.52%	to	12.57%
December 31, 2013	0(1)	$10.93550	to	$10.93550	$2	3.07%	0.10%	to	0.10%	10.27%	to	10.27%

	American Funds IS International Fund (Class 2)						(available October 7, 2013)(3)
December 31, 2017	38	$11.97244	to	$13.47894	$485	2.11%	0.10%	to	0.25%	31.82%	to	32.01%
December 31, 2016	7	$9.08268	to	$10.21031	$70	1.87%	0.10%	to	0.25%	3.27%	to	3.43%
December 31, 2015	4	$8.79468	to	$9.87177	$35	1.98%	0.10%	to	0.25%	-12.57%	to	-4.62%
December 31, 2014	2	$10.34997	to	$10.34997	$20	1.72%	0.10%	to	0.10%	-2.75%	to	-2.75%

	Franklin Income VIP Fund (Class 2)						(available October 7, 2013)(3)
December 31, 2017	23	$11.27120	to	$12.73414	$278	4.35%	0.10%	to	0.25%	9.40%	to	9.56%
December 31, 2016	13	$10.30279	to	$11.62259	$148	4.40%	0.10%	to	0.25%	13.74%	to	13.91%
December 31, 2015	3	$9.05827	to	$10.20342	$34	3.60%	0.10%	to	0.25%	-9.75%	to	-7.15%
December 31, 2014	5	$10.98888	to	$10.98888	$52	0.05%	0.10%	to	0.10%	-4.16%	to	4.51%

	Franklin Mutual Shares VIP Fund (Class 2)						(available October 7, 2013)(3)
December 31, 2017	7	$11.41491	to	$13.63353	$80	2.42%	0.10%	to	0.25%	8.08%	to	8.24%
December 31, 2016	5	$10.56183	to	$12.59571	$56	2.28%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2015	2	$9.12311	to	$10.86373	$21	2.72%	0.10%	to	0.25%	-9.31%	to	-5.03%
December 31, 2014	0(1)	$11.43933	to	$11.43933	$5	2.62%	0.10%	to	0.10%	-1.25%	to	7.02%

	MFS Total Return Bond Series (Initial Class)						(available October 7, 2013)(3)
December 31, 2017	50	$10.62551	to	$11.50215	$551	3.60%	0.10%	to	0.25%	4.20%	to	4.35%
December 31, 2016	33	$10.19747	to	$11.02237	$352	3.73%	0.10%	to	0.25%	3.97%	to	4.13%
December 31, 2015	8	$9.80769	to	$10.58522	$84	4.05%	0.10%	to	0.25%	-1.71%	to	-0.40%
December 31, 2014	3	$10.62803	to	$10.62803	$27	2.85%	0.10%	to	0.10%	0.94%	to	5.74%
	MFS Value Series (Initial Class)						(available October 7, 2013)(3)
December 31, 2017	24	$13.08115	to	$16.19033	$336	2.09%	0.10%	to	0.25%	17.36%	to	17.53%
December 31, 2016	16	$11.14633	to	$13.77505	$190	2.37%	0.10%	to	0.25%	13.81%	to	13.98%
December 31, 2015	4	$9.79414	to	$12.08598	$49	2.93%	0.10%	to	0.25%	-2.81%	to	-0.84%
December 31, 2014	1	$12.18782	to	$12.18782	$12	1.69%	0.10%	to	0.10%	10.40%	to	10.40%

	Hartford Growth Opportunities HLS Fund (Class IB)						(available October 7, 2013)(3)
December 31, 2017	18	$17.49245	to	$17.49245	$308	0.00%	0.10%	to	0.10%	30.01%	to	30.01%
December 31, 2016	12	$13.45476	to	$13.45476	$156	0.17%	0.10%	to	0.10%	-0.87%	to	-0.87%
December 31, 2015	4	$13.57310	to	$13.57310	$60	0.00%	0.10%	to	0.10%	2.35%	to	11.36%
December 31, 2014	0(1)	$12.18890	to	$12.18890	$2	0.00%	0.10%	to	0.10%	4.26%	to	13.71%

	American Funds IS Blue Chip Income and Growth Fund (Class 2)						(available May 1, 2014)
December 31, 2017	23	$14.83429	to	$14.83429	$337	2.22%	0.25%	to	0.25%	16.75%	to	16.75%
December 31, 2016	17	$12.70611	to	$12.70611	$221	2.44%	0.25%	to	0.25%	18.40%	to	18.40%
December 31, 2015	12	$10.73113	to	$10.73113	$128	2.30%	0.25%	to	0.25%	-3.17%	to	-3.17%
December 31, 2014	7	$11.08255	to	$11.08255	$79	6.97%	0.25%	to	0.25%	10.83%	to	10.83%

	Fidelity VIP Index 500 Portfolio (Service Class 2)						(available May 1, 2014)
December 31, 2017	64	$15.00511	to	$15.00511	$967	1.84%	0.25%	to	0.25%	21.10%	to	21.10%
December 31, 2016	42	$12.39026	to	$12.39026	$517	1.77%	0.25%	to	0.25%	11.30%	to	11.30%
December 31, 2015	25	$11.13193	to	$11.13193	$275	2.93%	0.25%	to	0.25%	0.83%	to	0.83%
December 31, 2014	8	$11.04025	to	$11.04025	$87	4.12%	0.25%	to	0.25%	10.41%	to	10.41%

A 71

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Growth and Income Fund (Series I)						(available May 1, 2014)
December 31, 2017	26	$14.17112	to	$14.17112	$374	1.53%	0.25%	to	0.25%	14.03%	to	14.03%
December 31, 2016	18	$12.42713	to	$12.42713	$222	1.22%	0.25%	to	0.25%	19.40%	to	19.40%
December 31, 2015	12	$10.40823	to	$10.40823	$120	3.23%	0.25%	to	0.25%	-3.30%	to	-3.30%
December 31, 2014	8	$10.76384	to	$10.76384	$86	0.74%	0.25%	to	0.25%	7.84%	to	7.84%

	AST International Value Portfolio						(available April 24, 2015)
December 31, 2017	453	$11.08265	to	$11.33150	$5,093	0.00%	0.10%	to	0.90%	21.72%	to	22.69%
December 31, 2016	450	$9.10505	to	$9.24971	$4,140	0.00%	0.10%	to	0.90%	-0.31%	to	0.48%
December 31, 2015	425	$9.13382	to	$9.21939	$3,896	0.00%	0.10%	to	0.90%	-9.14%	to	-8.11%

__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

(3)	Date subaccount became available for investment but had no activity during that period.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees range from an effective annual rate from 0% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying

A 72

Note 7:	Financial Highlights (continued)

Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%. In addition, VAL2 and SVAL2 contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•
The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for Protector based contracts (VULP, VULP14, SVULP, and MPVULP), where the fees range from $0 to $45.45 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of face amount for VAL2 and SVAL2 contracts.

•
The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount, except for PS3, SVUL2, PCP(4), PCP2, VULP(5), SVULP, MPVUL and MPVULP where the fee is up to $25.

The Account charges monthly administrative fees that range from $0 to $30 per Contract plus $0 to $10.00 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

The Account charges up to $25 per change to the basic insurance amount.

(4) Includes the 2014 and 2015 versions of the product.
(5) Includes the 2014 version of the product.

Expense Reimbursement

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the Prudential Government Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative Balanced Portfolio subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund.

Note 8:	Other
Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Policy loans-represent amounts borrowed by contract owners using the Contract as the security for the loan.
Policy loan repayments and interest-represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.
Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

A 73

Note 8: Other (continued)

Miscellaneous transactions-amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.
Other charges-are various Contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

A 74

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account listed in the table below as of the dates indicated in the table below, the related statements of operations and changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	Prudential SP International Growth Portfolio (Class I) (1)
Prudential Diversified Bond Portfolio (1)	Janus Henderson VIT Overseas Portfolio (Service Shares) (1)
Prudential Equity Portfolio (Class I) (1)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class) (1)
Prudential Flexible Managed Portfolio (1)	M Large Cap Growth Fund (1)
Prudential Conservative Balanced Portfolio (1)	M International Equity Fund (1)
Prudential High Yield Bond Portfolio (1)	M Large Cap Value Fund (1)
Prudential Stock Index Portfolio (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Value Portfolio (Class I) (1)	AST J.P. Morgan Strategic Opportunities Portfolio (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST T. Rowe Price Large-Cap Value Portfolio (1)
Prudential Global Portfolio (1)	AST Small-Cap Growth Opportunities Portfolio (1)
Prudential Government Income Portfolio (1)	AST Small-Cap Value Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Goldman Sachs Mid-Cap Growth Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST MFS Growth Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST BlackRock Low Duration Bond Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST T. Rowe Price Natural Resources Portfolio (1)
American Century VP Value Fund (Class I) (1)	AST MFS Global Equity Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST J.P. Morgan International Equity Portfolio (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Templeton Global Bond Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	M Capital Appreciation Fund (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST International Value Portfolio (1)
American Century VP Mid Cap Value Fund (Class I) (1)	American Century VP Income & Growth Fund (Class I) (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)
AST Small-Cap Growth Portfolio (1)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares) (1)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)	Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (2)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares) (1)
MFS Utilities Series (Initial Class) (1)	ProFund VP Asia 30 (1)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (Class S) (1)	ProFund VP Banks (1)

A 75

AST T. Rowe Price Large-Cap Growth Portfolio (1)	ProFund VP Bear (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	ProFund VP Biotechnology (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	ProFund VP Basic Materials (1)
AST Wellington Management Hedged Equity Portfolio (1)	ProFund VP UltraBull (1)
AST Balanced Asset Allocation Portfolio (1)	ProFund VP Bull (1)
AST Preservation Asset Allocation Portfolio (1)	ProFund VP Consumer Services (1)
AST FI Pyramis Quantitative Portfolio (1)	ProFund VP Consumer Goods (1)
AST Prudential Growth Allocation Portfolio (1)	ProFund VP Oil & Gas (1)
AST Advanced Strategies Portfolio (1)	ProFund VP Europe 30 (1)
AST Schroders Global Tactical Portfolio (3)	ProFund VP Financials (1)
AST RCM World Trends Portfolio (1)	ProFund VP U.S. Government Plus (1)
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)	ProFund VP Health Care (1)
AST BlackRock Global Strategies Portfolio (1)	ProFund VP Industrials (1)
TOPS Aggressive Growth ETF Portfolio (Class 2) (1)	ProFund VP Internet (1)
TOPS Balanced ETF Portfolio (Class 2) (1)	ProFund VP Japan (1)
TOPS Conservative ETF Portfolio (Class 2) (1)	ProFund VP Precious Metals (1)
TOPS Growth ETF Portfolio (Class 2) (1)	ProFund VP Mid-Cap Growth (1)
TOPS Moderate Growth ETF Portfolio (Class 2) (1)	ProFund VP Government Money Market (1)
TOPS Managed Risk Balanced ETF Portfolio (Class 2) (1)	ProFund VP Mid-Cap Value (1)
TOPS Managed Risk Growth ETF Portfolio (Class 2) (1)	ProFund VP Pharmaceuticals (1)
TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)	ProFund VP Real Estate (1)
American Funds IS Growth Fund (Class 2) (1)	ProFund VP Rising Rates Opportunity (1)
American Funds IS Growth-Income Fund (Class 2) (1)	ProFund VP NASDAQ-100 (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	ProFund VP Small-Cap (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	ProFund VP Semiconductor (1)
Templeton Growth VIP Fund (Class 2) (1)	ProFund VP Small-Cap Growth (1)
Hartford Capital Appreciation HLS Fund (Class IB) (1)	ProFund VP Short NASDAQ-100 (1)
Hartford Disciplined Equity HLS Fund (Class IB) (1)	ProFund VP Short Small-Cap (1)
Hartford Dividend and Growth HLS Fund (Class IB) (1)	ProFund VP Small-Cap Value (1)
American Funds IS International Fund (Class 2) (1)	ProFund VP Technology (1)
Franklin Income VIP Fund (Class 2) (1)	ProFund VP Telecommunications (1)
Franklin Mutual Shares VIP Fund (Class 2) (1)	ProFund VP UltraMid-Cap (1)
MFS Total Return Bond Series (Initial Class) (1)	ProFund VP UltraNASDAQ-100 (1)
MFS Value Series (Initial Class) (1)	ProFund VP UltraSmall-Cap (1)
Hartford Growth Opportunities HLS Fund (Class IB) (1)	ProFund VP Utilities (1)
American Funds IS Blue Chip Income and Growth Fund (Class 2) (1)	Invesco V.I. Technology Fund (Series I) (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	Invesco V.I. Managed Volatility Fund (Series I) (1)
Invesco V.I. Growth and Income Fund (Series I) (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of net assets as of May 19, 2017 (date of expiration), statement of operations for the period January 1, 2017 through May 19, 2017, and statements of changes in net assets for the period January 1, 2017 through May 19, 2017 and the year ended December 31, 2016.

(3) Statement of net assets as of April 28, 2017 (date of expiration), statement of operations for the period January 1, 2017 through April 28, 2017, and statements of changes in net assets for the period January 1, 2017 through April 28, 2017 and the year ended December 31, 2016.

A 76

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2018

We have served as the auditor of one or more of the subaccounts in Pruco Life of New Jersey Variable Appreciable Account since 1996.

A 77

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2017, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2017.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 8, 2018

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2017 and December 31, 2016 (in thousands, except share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2017-$1,204,166; 2016–$1,132,155)	$1,261,237	$1,145,485
Equity securities, available-for-sale, at fair value (cost: 2017–$3,144; 2016–$1,150)	3,414	1,171
Trading account assets, at fair value	14,071	12,793
Policy loans	193,244	187,242
Short-term investments	0	11,007
Commercial mortgage and other loans	121,796	160,939
Other long-term investments	46,803	57,051
Total investments	1,640,565	1,575,688
Cash and cash equivalents	44,618	56,984
Deferred policy acquisition costs	145,451	135,759
Accrued investment income	16,580	15,829
Reinsurance recoverables	2,480,848	2,252,049
Receivables from parent and affiliates	43,051	33,457
Income taxes receivable	0	3,991
Other assets	27,328	27,151
Separate account assets	14,245,159	12,747,496
TOTAL ASSETS	$18,643,600	$16,848,404
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$2,083,582	$1,942,064
Future policy benefits	1,707,184	1,547,820
Cash collateral for loaned securities	15,208	15,054
Income taxes	241	0
Payables to parent and affiliates	22,236	8,603
Other liabilities	103,632	80,610
Separate account liabilities	14,245,159	12,747,496
Total liabilities	$18,177,242	$16,341,647
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	211,961	209,786
Retained earnings	218,067	282,810
Accumulated other comprehensive income	34,330	12,161
Total equity	466,358	506,757
TOTAL LIABILITIES AND EQUITY	$18,643,600	$16,848,404
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016	2015
REVENUES
Premiums	$13,967	$(34,675)	$14,991
Policy charges and fee income	44,203	66,546	197,535
Net investment income	66,651	72,025	68,891
Asset administration fees	9,075	14,358	38,370
Other income	4,111	2,404	2,495
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(80)	0	(1,093)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	0	0	32
Other realized investment gains (losses), net	(13,958)	88,428	6,814
Total realized investment gains (losses), net	(14,038)	88,428	5,753
Total revenues	123,969	209,086	328,035
BENEFITS AND EXPENSES
Policyholders’ benefits	12,255	1,985	27,399
Interest credited to policyholders’ account balances	32,959	43,928	50,047
Amortization of deferred policy acquisition costs	12,538	47,227	59,327
General, administrative and other expenses	36,898	22,511	101,835
Total benefits and expenses	94,650	115,651	238,608
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	29,319	93,435	89,427
Total income tax expense (benefit)	(5,938)	14,235	13,363
NET INCOME (LOSS)	$35,257	$79,200	$76,064
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	43	(1)	(86)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	31,228	(1,738)	(31,993)
Reclassification adjustment for (gains) losses included in net income	982	2,324	(1,702)
Net unrealized investment gains (losses)	32,210	586	(33,695)
Other comprehensive income (loss), before tax	32,253	585	(33,781)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	15	0	(30)
Net unrealized investment gains (losses)	10,069	205	(11,793)
Total	10,084	205	(11,823)
Other comprehensive income (loss), net of tax	22,169	380	(21,958)
Comprehensive income (loss)	$57,426	$79,580	$54,106

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2014	$2,000	$210,818	$368,450	$33,739	$615,007
Contributed capital		0			0
Dividend to parent			0		0
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	$2,000	$208,314	$444,514	$11,781	$666,609
Contributed capital		1,300			1,300
Dividend to parent			(240,904)		(240,904)
Contributed/(distributed) capital- parent/child asset transfers		172			172
Comprehensive income (loss):
Net income (loss)			79,200		79,200
Other comprehensive income (loss), net of tax				380	380
Total comprehensive income (loss)					79,580
Balance, December 31, 2016	$2,000	$209,786	$282,810	$12,161	$506,757
Contributed capital		1,300			1,300
Dividend to parent			(100,000)		(100,000)
Contributed/(distributed) capital- parent/child asset transfers		875			875
Comprehensive income (loss):
Net income (loss)			35,257		35,257
Other comprehensive income (loss), net of tax				22,169	22,169
Total comprehensive income (loss)					57,426
Balance, December 31, 2017	$2,000	$211,961	$218,067	$34,330	$466,358

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$35,257	$79,200	$76,064
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(9,816)	29,552	8,047
Interest credited to policyholders’ account balances	32,959	43,928	50,047
Realized investment (gains) losses, net	14,038	(88,428)	(5,753)
Amortization and other non-cash items	(10,893)	(15,720)	(13,050)
Change in:
Future policy benefits	192,407	183,130	157,138
Reinsurance recoverables	(194,653)	(176,279)	(153,690)
Accrued investment income	(751)	815	(1,876)
Net payables to/receivables from parent and affiliates	2,978	(216)	4,807
Deferred policy acquisition costs	(12,060)	17,274	(698)
Income taxes	(6,323)	(1,658)	(1,132)
Derivatives, net	7,191	(2,216)	1,049
Other, net	(1,314)	(5,433)	16,728
Cash flows from (used in) operating activities	49,020	63,949	137,681
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	191,284	311,143	124,482
Short-term investments	32,985	25,130	99,898
Policy loans	21,743	22,090	23,785
Ceded policy loans	(2,015)	(1,437)	(1,799)
Commercial mortgage and other loans	55,580	42,051	37,099
Other long-term investments	2,875	2,165	3,310
Equity securities, available-for-sale	5	11,139	2,122
Trading account assets	0	527	0
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(263,909)	(596,327)	(301,629)
Short-term investments	(21,981)	(35,419)	(83,642)
Policy loans	(20,053)	(17,496)	(21,128)
Ceded policy loans	2,461	3,114	2,981
Commercial mortgage and other loans	(15,623)	(14,247)	(2,096)
Other long-term investments	(4,444)	(1,102)	(1,411)
Equity securities, available-for-sale	(2,000)	(2,000)	(12,032)
Trading account assets	0	0	(5,999)
Notes receivable from parent and affiliates, net	331	2,318	3,432
Derivatives, net	213	3,895	(293)
Other, net	(402)	0	(55)
Cash flows from (used in) investing activities	(22,950)	(244,456)	(132,975)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	503,455	437,936	383,590
Ceded policyholders’ account deposits	(332,727)	(278,102)	(146,920)
Policyholders’ account withdrawals	(268,989)	(206,474)	(178,765)
Ceded policyholders’ account withdrawals	155,696	95,896	4,972
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	153	12,024	(1,425)
Dividend to parent	(100,000)	0	0
Contributed capital	0	15,515	0
Contributed (distributed) capital - parent/child asset transfers	1,347	267	(3,852)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	45,000
Repayments of debt (maturities longer than 90 days)	0	0	(50,000)
Drafts outstanding	2,629	(308)	2,512
Cash flows from (used in) financing activities	(38,436)	76,754	55,112
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12,366)	(103,753)	59,818
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	56,984	160,737	100,919
CASH AND CASH EQUIVALENTS, END OF YEAR	$44,618	$56,984	$160,737
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$346	$15,844	$14,494
Interest paid	$3	$1,128	$3,123
Significant Non-Cash Transactions
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements
1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance. These series of transactions are collectively referred to as the "Variable Annuities Recapture".
The financial statement impacts of these transactions were as follows:
Affected Financial Statement Lines Only
Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$1,809	$350	$(703)	$1,456
Cash and cash equivalents	49	1	54	104
Deferred policy acquisition costs	426	0	(315)	111
Reinsurance recoverables	1,790	(488)	909	2,211
Deferred sales inducements	51	0	(51)	0
Other assets	8	0	23	31
Income taxes	17	28	0	45
TOTAL ASSETS	16,086	(109)	(83)	15,894
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$0	$0	$55	$55
Short-term and long-term debt to affiliates(2)	116	0	(116)	0
Other liabilities	77	0	0	77
TOTAL LIABILITIES	15,443	0	(61)	15,382
EQUITY
Retained earnings(3)	401	(109)	(28)	264
Accumulated other comprehensive income	31	0	6	37
TOTAL EQUITY	644	(109)	(22)	513
TOTAL LIABILITIES AND EQUITY	16,086	(109)	(83)	15,894
Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $0.7 billion for asset transfers to Prudential Insurance related to the reinsurance transaction, partially offset by $0.4 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company recognized ceding commissions of $0.4 billion, of which $0.1 billion was in the form of reassignment of debt to Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(3)	Retained earnings includes dividends of $0.3 billion to Pruco Life, and ultimately distributed to Prudential Financial as part of the Variable Annuities Recapture.

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(48)	$(48)
Realized investment gains (losses), net	(137)	268	131
TOTAL REVENUES	(137)	220	83
BENEFITS AND EXPENSES
Policyholders' benefits	0	(26)	(26)
General, administrative and other expenses	0	(23)	(23)
TOTAL BENEFITS AND EXPENSES	0	(49)	(49)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(137)	269	132
Income tax expense (benefit)	(28)	55	27
NET INCOME (LOSS)	$(109)	$214	$105
As part of the Variable Annuities Recapture, the Company received invested assets of $0.4 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $0.5 billion. As a result, the Company recognized a loss of $0.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $0.7 billion to Prudential Insurance and established reinsurance recoverables of $1 billion. In addition, the Company received ceding commissions of $0.4 billion from Prudential Insurance, of which $0.1 billion were in the form of reassignment of debt to Prudential Insurance. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $23 million, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $0.3 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.
The Company also paid a dividend of $0.2 billion to Pruco Life, which was ultimately distributed to Prudential Financial.
The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$350	$350	$0	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income”.
Equity securities, available-for-sale, at fair value is comprised of mutual funds and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2017 and 2016. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 12.
Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real-estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 6 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
LIABILITIES
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 5 for additional information regarding policyholders’ account balances.
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 8 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017").
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.
Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets” and “Other long-term investments” for which the Company has elected the fair value option, and consolidated entities that follow specialized investment company fair value accounting.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.

Accounting for Certain Reinsurance Contracts in the Individual Life business
During the second quarter of 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(10)
Decrease in Policyholders' benefits	10
Increase in Amortization of deferred policy acquisition costs	(2)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $13 million increase in "Other liabilities", a $9 million increase in "Reinsurance recoverables", a $4 million decrease in "Policyholders’ account balances" and a $2 million decrease in "Deferred policy acquisition costs".

Recent Accounting Pronouncements
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.
The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
There have been no ASU adopted during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. .	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $0.4 million and total equity by $0.2 million after giving effect to offsetting items. See table below for the impact to the line items in the Consolidated Statements of Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements
of Financial Position upon Adoption on January 1, 2018

(in thousands)
Increase / (Decrease)
Other long-term investments	$250
Total assets	$250
Policyholders’ dividends	$0
Income taxes	53
Total liabilities	53
Accumulated other comprehensive income (loss)	(175)
Retained earnings	372
Total equity	197
Total liabilities and equity	$250

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a
cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
3. INVESTMENTS
Fixed Maturities and Equity Securities
The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,831	$1,465	$0	$19,296	$0
Obligations of U.S. states and their political subdivisions	121,208	6,660	0	127,868	0
Foreign government bonds	29,489	377	161	29,705	0
Public utilities	204,343	14,664	409	218,598	0
All other U.S. public corporate securities	331,641	23,732	1,248	354,125	(45)
All other U.S. private corporate securities	176,411	3,583	609	179,385	0
All other foreign public corporate securities	36,790	1,448	557	37,681	0
All other foreign private corporate securities	131,896	6,175	859	137,212	0
Asset-backed securities(1)	26,539	1,275	0	27,814	(51)
Commercial mortgage-backed securities	118,818	1,883	1,174	119,527	0
Residential mortgage-backed securities(2)	9,200	826	0	10,026	(85)
Total fixed maturities, available-for-sale	$1,204,166	$62,088	$5,017	$1,261,237	$(181)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$3,144	$270	$0	$3,414
Total equity securities, available-for-sale	$3,144	$270	$0	$3,414

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.3 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$18,206	$1,967	$0	$20,173	$0
Obligations of U.S. states and their political subdivisions	95,588	1,629	503	96,714	0
Foreign government bonds	28,339	20	990	27,369	0
Public utilities	144,767	5,820	1,389	149,198	0
All other U.S. public corporate securities	335,839	13,793	4,539	345,093	(45)
All other U.S. private corporate securities	167,986	2,482	2,335	168,133	0
All other foreign public corporate securities	41,424	1,086	1,393	41,117	0
All other foreign private corporate securities	121,772	1,380	4,622	118,530	0
Asset-backed securities(1)	36,576	752	12	37,316	(58)
Commercial mortgage-backed securities	130,528	1,901	2,885	129,544	0
Residential mortgage-backed securities(2)	11,130	1,168	0	12,298	(108)
Total fixed maturities, available-for-sale	$1,132,155	$31,998	$18,668	$1,145,485	$(211)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$1,150	$22	$1	$1,171
Total equity securities, available-for-sale	$1,150	$22	$1	$1,171

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.4 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$0	$0	$0	$0	$0	$0
Foreign government bonds	3,354	42	6,210	119	9,564	161
Public utilities	8,797	263	7,014	146	15,811	409
All other U.S. public corporate securities	12,254	93	43,337	1,155	55,591	1,248
All other U.S. private corporate securities	38,778	377	10,401	232	49,179	609
All other foreign public corporate securities	5,565	27	7,369	530	12,934	557
All other foreign private corporate securities	8,671	148	11,333	711	20,004	859
Asset-backed securities	0	0	0	0	0	0
Commercial mortgage-backed securities	12,774	56	44,627	1,118	57,401	1,174
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$90,193	$1,006	$130,291	$4,011	$220,484	$5,017
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	December 31, 2016
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$35,521	$503	$0	$0	$35,521	$503
Foreign government bonds	23,492	659	1,690	331	25,182	990
Public utilities	43,675	1,361	170	28	43,845	1,389
All other U.S. public corporate securities	139,525	4,331	532	208	140,057	4,539
All other U.S. private corporate securities	74,436	1,644	9,315	691	83,751	2,335
All other foreign public corporate securities	16,231	746	3,791	647	20,022	1,393
All other foreign private corporate securities	44,295	2,791	12,254	1,831	56,549	4,622
Asset-backed securities	0	0	8,972	12	8,972	12
Commercial mortgage-backed securities	72,798	2,885	401	0	73,199	2,885
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$449,973	$14,920	$37,125	$3,748	$487,098	$18,668
Equity securities, available-for-sale	$0	$0	$25	$1	$25	$1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $4.2 million and $17.4 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.8 million and $1.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $4.0 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the finance and technology sectors. As of December 31, 2016, the $3.7 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and technology sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
As of December 31, 2017, there were no gross unrealized losses on equity securities. As of December 31, 2016, none of the gross unrealized losses on equity securities represented declines in value of 20% or more. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$15,203	$15,329
Due after one year through five years	146,154	149,894
Due after five years through ten years	318,678	325,033
Due after ten years	569,574	613,614
Asset-backed securities	26,539	27,814
Commercial mortgage-backed securities	118,818	119,527
Residential mortgage-backed securities	9,200	10,026
Total fixed maturities, available-for-sale	$1,204,166	$1,261,237
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$103,740	$189,999	$4,300
Proceeds from maturities/prepayments	87,544	81,157	119,987
Gross investment gains from sales and maturities	88	(235)	2,689
Gross investment losses from sales and maturities	(989)	(1,135)	0
OTTI recognized in earnings(2)	(80)	0	(1,061)
Equity securities, available-for-sale:
Proceeds from sales	$5	$11,139	$2,122
Gross investment gains from sales	0	7	74
Gross investment losses from sales	0	(961)	0
OTTI recognized in earnings	(1)	0	0

(1)	Includes $0.0 million, $0.0 million and $(0.2) million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$562	$651
New credit loss impairments	0	0
Additional credit loss impairments on securities previously impaired	0	0
Increases due to the passage of time on previously recorded credit losses	38	25
Reductions for securities which matured, paid down, prepaid or were sold during the period	(37)	(53)
Reductions for securities impaired to fair value during the period(1)	0	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(2)	(9)
Assets transferred to parent and affiliates	0	(52)
Balance, end of period	$561	$562

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Trading Account Assets
The following table sets forth the composition of “Trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Fixed maturities	$7,446	$6,643	$7,446	$6,072
Equity securities	4,970	7,428	4,959	6,721
Total trading account assets	$12,416	$14,071	$12,405	$12,793
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $1.3 million, $0.9 million and $(0.2) million during the years ended December 31, 2017, 2016 and 2015, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$44,405	36.4%	$55,754	34.6%
Hospitality	10,263	8.4	10,525	6.5
Industrial	10,924	9.0	18,707	11.6
Office	17,738	14.5	16,111	10.0
Other	19,154	15.7	22,016	13.7
Retail	14,180	11.6	31,054	19.3
Total commercial mortgage loans	116,664	95.6	154,167	95.7
Agricultural property loans	5,312	4.4	6,981	4.3
Total commercial mortgage and agricultural property loans by property type	121,976	100.0%	161,148	100.0%
Valuation allowance	(180)		(209)
Total commercial mortgage and other loans	$121,796		$160,939
As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in Illinois (17%), New York (14%) and Texas (10%)) and included loans secured by properties in Europe.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$207	$2	$209
Addition to (release of) allowances for losses	(28)	(1)	(29)
Charge-offs, net of recoveries	0	0	0
Total ending balance	$179	$1	$180

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$425	$3	$428
Addition to (release of) allowances for losses	(218)	(1)	(219)
Charge-offs, net of recoveries	0	0	0
Total ending balance	$207	$2	$209
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	179	1	180
Total ending balance(1)	$179	$1	$180
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	116,664	5,312	121,976
Total ending balance(1)	$116,664	$5,312	$121,976

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	207	2	209
Total ending balance(1)	$207	$2	$209
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	154,167	6,981	161,148
Total ending balance(1)	$154,167	$6,981	$161,148

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$83,304	$0	$0	$83,304
60%-69.99%	27,727	3,155	2,009	32,891
70%-79.99%	0	5,781	0	5,781
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$111,031	$8,936	$2,009	$121,976

	December 31, 2016
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$103,315	$0	$0	$103,315
60%-69.99%	32,965	5,394	0	38,359
70%-79.99%	12,230	5,052	0	17,282
80% or greater	2,192	0	0	2,192
Total commercial mortgage and agricultural property loans	$150,702	$10,446	$0	$161,148
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$116,664	$0	$0	$0	$116,664	$0
Agricultural property loans	5,312	0	0	0	5,312	0
Total	$121,976	$0	$0	$0	$121,976	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$154,167	$0	$0	$0	$154,167	$0
Agricultural property loans	6,981	0	0	0	6,981	0
Total	$161,148	$0	$0	$0	$161,148	$0

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2017 and 2016, there were no commercial mortgage or other loans acquired, other than those through direct origination. For the year ended December 31, 2017, there were $42 million of commercial mortgage and other loans sold. For the year ended December 31, 2016, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were no transfers of commercial mortgage and other loans to related parties. For the year ended December 31, 2016, the Company transferred $51 million of commercial mortgage and other loans to related parties.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2017 and 2016, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For additional information relating to the accounting for troubled debt restructurings, see Note 2.
Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Company's investment in separate accounts	$2,726	$2,324
Joint ventures and limited partnerships:
Private equity	13,491	11,883
Hedge funds	28,288	25,836
Real estate-related	2,298	1,978
Total joint ventures and limited partnerships	44,077	39,697
Derivatives	0	15,030
Total other long-term investments	$46,803	$57,051
As of both December 31, 2017 and 2016, the Company had no significant equity method investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$48,232	$47,671	$44,959
Trading account assets	669	765	866
Commercial mortgage and other loans	6,088	8,325	13,528
Policy loans	10,618	10,482	10,335
Short-term investments and cash equivalents	457	606	218
Other long-term investments	4,224	7,698	2,632
Gross investment income	70,288	75,547	72,538
Less: investment expenses	(3,637)	(3,522)	(3,647)
Net investment income	$66,651	$72,025	$68,891
There were no non-income producing assets, as of December 31, 2017. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2017.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities	$(981)	$(1,370)	$1,628
Equity securities	(1)	(954)	74
Commercial mortgage and other loans	29	219	343
Short-term investments and cash equivalents	(3)	3	0
Joint ventures and limited partnerships	16	178	320
Derivatives(1)	(13,098)	90,352	3,388
Realized investment gains (losses), net	$(14,038)	$88,428	$5,753

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.
Net Unrealized Gains (Losses) on Investments
The following table below sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$162	$147	$211
Fixed maturity securities, available-for-sale—all other	56,909	13,183	17,402
Equity securities, available-for-sale	270	21	(1,191)
Derivatives designated as cash flow hedges (1)	(5,036)	4,973	5,651
Affiliated notes	682	846	1,058
Other investments	(288)	(357)	(125)
Net unrealized gains (losses) on investments	$52,699	$18,813	$23,006

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2017 and 2016, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$10,310	$10,310	$0	$0	$0
Foreign government bonds	4,420	0	4,420	1,596	0	1,596
All other U.S. public corporate securities	0	0	0	13,458	0	13,458
All other foreign public corporate securities	478	0	478	0	0	0
Total cash collateral for loaned securities(1)	$4,898	$10,310	$15,208	$15,054	$0	$15,054

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$14,616	$14,476
Total securities pledged	$14,616	$14,476
Liabilities supported by pledged collateral:
Cash collateral for loaned securities	$15,208	$15,054
Total liabilities supported by pledged collateral	$15,208	$15,054
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. As of December 31, 2017 and 2016, the fair value of this collateral was $43.0 million and $49.1 million, respectively, none of which had either been sold or repledged.
As of December 31, 2017 and 2016, there were fixed maturities of $0.5 million and $0.6 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2017	2016	2015
	(in thousands)
Balance, beginning of year	$135,759	$468,743	$457,420
Capitalization of commissions, sales and issue expenses	24,599	29,954	60,024
Amortization- Impact of assumption and experience unlocking and true-ups	(2,875)	17,216	6,125
Amortization- All other	(9,663)	(64,443)	(65,452)
Change in unrealized investment gains and losses	(2,369)	(1,140)	10,626
Other(1)	0	(314,571)	0
Balance, end of year	$145,451	$135,759	$468,743

(1)	Represents ceded DAC upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.
5. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Life insurance	$1,204,698	$1,085,613
Individual annuities and supplementary contracts	26,548	23,877
Other contract liabilities	475,938	438,330
Total future policy benefits	$1,707,184	$1,547,820
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 2.0% to 3.6%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Interest-sensitive life contracts	$1,572,432	$1,464,312
Individual annuities	307,720	285,570
Guaranteed interest accounts	24,173	27,995
Other	179,257	164,187
Total policyholders’ account balances	$2,083,582	$1,942,064
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 0.9% to 4.4%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.5% to 5.3%. Interest crediting rates range from 0.5% to 4.0% for other.
6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death(2)	At Annuitization / Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$8,434,750	N/A	$7,472,775	N/A
Net amount at risk	$2,201	N/A	$17,429	N/A
Average attained age of contractholders	65 years	N/A	64 years	N/A
Minimum return or contract value
Account value	$2,079,318	$9,746,948	$1,955,672	$8,723,486
Net amount at risk	$3,442	$134,518	$36,275	$233,836
Average attained age of contractholders	67 years	65 years	66 years	64 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits.

(2)	Excludes ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from its reinsurer.

	December 31, 2017	December 31, 2016(1)
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$813,094	$753,522
General account value	$811,784	$681,559
Net amount at risk	$17,296,789	$14,652,565
Average attained age of contractholders	55 years	54 years

(1)	Excludes ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from its reinsurer.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2017	December 31, 2016(1)
	(in thousands)
Equity funds	$5,654,716	$5,089,766
Bond funds	4,369,355	3,514,479
Money market funds	203,033	556,862
Total	$10,227,104	$9,161,107

(1)	Excludes ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from its reinsurer.
In addition to the amounts invested in separate account investment options above, $287 million at December 31, 2017 and $267 million at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 12 for further information regarding the external reinsurance arrangement.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2014	$7,994	$69,212	$1,894	$428,836	$507,936
Incurred guarantee benefits(1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	0	(5,906)
Change in unrealized investment gains and losses	(102)	(4,911)	(12)	0	(5,025)
Balance at December 31, 2015	10,581	84,176	1,446	449,072	545,275
Incurred guarantee benefits(1)	660	54,869	(300)	(14,359)	40,870
Paid guarantee benefits	(532)	(5,399)	(25)	0	(5,956)
Change in unrealized investment gains and losses	(74)	3,673	(5)	0	3,594
Balance at December 31, 2016	10,635	137,319	1,116	434,713	583,783
Incurred guarantee benefits(1)	893	47,907	(570)	37,443	85,673
Paid guarantee benefits	(154)	(250)	(11)	0	(415)
Change in unrealized investment gains and losses	161	11,265	2	0	11,428
Balance at December 31, 2017	$11,535	$196,241	$537	$472,156	$680,469

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. There was no deferred sales inducements balance at December 31, 2017 and 2016. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2014	$76,534
Capitalization	678
Amortization- Impact of assumption and experience unlocking and true-ups	1,348
Amortization- All other	(16,144)
Change in unrealized investment gains (losses)	627
Balance at December 31, 2015	63,043
Capitalization	100
Amortization- Impact of assumption and experience unlocking and true-ups	1,035
Amortization- All other	(13,203)
Change in unrealized investment gains (losses)	(383)
Other(1)	(50,592)
Balance at December 31, 2016	0
Capitalization	0
Amortization- Impact of assumption and experience unlocking and true-ups	0
Amortization- All other	0
Change in unrealized investment gains (losses)	0
Other	0
Balance at December 31, 2017	$0

(1)	Represents ceded DSI upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.
7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $33 million, $81 million and $62 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory surplus of the Company amounted to $223 million and $313 million at December 31, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $32 million in 2018 without prior approval. The Company paid dividends to Pruco Life of $100 million, $241 million and $0 million in 2017, 2016 and 2015 respectively.
8. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$4,514	$6,701	$21,849
Total	4,514	6,701	21,849
Deferred tax expense (benefit):
U.S. Federal	(10,452)	7,534	(8,486)
Total	(10,452)	7,534	(8,486)
Total income tax expense (benefit) from operations	(5,938)	14,235	13,363
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	10,084	205	(11,823)
Additional paid-in capital	471	93	(1,348)
Total income tax expense (benefit)	$4,617	$14,533	$192
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Expected federal income tax expense	$10,262	$32,702	$31,299
Non-taxable investment income	(15,687)	(14,883)	(16,021)
Tax credits	(2,611)	(2,734)	(2,008)
Domestic production activities deduction, net	(1,045)	(949)	0
Changes in tax law	2,507	0	0
Other	636	99	93
Reported income tax expense (benefit)	$(5,938)	$14,235	$13,363
Effective tax rate	(20.3)%	15.2%	14.9%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2017, 2016 and 2015 was (20.3)%, 15.2% and 14.9%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).
In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.
The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $2.5 million tax expense in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax expense was comprised of the following component:

•	$2.5 million tax expense from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%
As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $15 million of the total $16 million of 2017 non-taxable investment income, $15 million of the total $15 million of 2016 non-taxable investment income, and$15 million of the total $16 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Insurance reserves	$14,868	$9,133
Deferred policy acquisition costs	7,297	13,389
Deferred tax assets	22,165	22,522
Deferred tax liabilities:
Net unrealized gains on securities	12,124	4,844
Investments	8,070	15,523
Other	17	98
Deferred tax liabilities	20,211	20,465
Net deferred tax asset (liability)	$1,954	$2,057
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The company had no valuation allowance as of December 31, 2017, and 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $29 million, $93 million and $89 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in thousands)
Balance at January 1,	$948	$0	$0
Increases in unrecognized tax benefits-prior years	1,237	474	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	834	474	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$3,019	$948	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$3,019	$948	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2017, the Company remains subject to examination in the U.S. for tax years 2014 through 2016.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.
9. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities include certain cash equivalents and short-term investments.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$19,296	$0	$0	$19,296
Obligations of U.S. states and their political subdivisions	0	127,868	0	0	127,868
Foreign government bonds	0	29,705	0	0	29,705
U.S. corporate public securities	0	497,522	0	0	497,522
U.S. corporate private securities	0	228,219	13,871	0	242,090
Foreign corporate public securities	0	37,681	0	0	37,681
Foreign corporate private securities	0	149,063	645	0	149,708
Asset-backed securities(4)	0	16,239	11,575	0	27,814
Commercial mortgage-backed securities	0	119,527	0	0	119,527
Residential mortgage-backed securities	0	10,026	0	0	10,026
Subtotal	0	1,235,146	26,091	0	1,261,237
Trading account assets:
Corporate securities	$0	$6,643	$0	$0	$6,643
Equity securities	0	0	7,428	0	7,428
Subtotal	0	6,643	7,428	0	14,071
Equity securities, available-for-sale	0	3,414	0	0	3,414
Short-term investments	0	0	0	0	0
Cash equivalents	0	0	0	0	0
Other long-term investments(5)	0	14,959	0	(14,959)	0
Reinsurance recoverables	0	0	472,157	0	472,157
Receivables from parent and affiliates	0	9,377	0	0	9,377
Subtotal excluding separate account assets	0	1,269,539	505,676	(14,959)	1,760,256
Separate account assets(2)(6)	0	12,454,118	0	0	12,454,118
Total assets	0	13,723,657	505,676	(14,959)	14,214,374
Future policy benefits(3)	0	0	472,157	0	472,157
Policyholders' account balances	0	0	5,463	0	5,463
Payables to parent and affiliates	0	10,504	0	(9,941)	563
Total liabilities	0	10,504	477,620	(9,941)	478,183

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$20,173	$0	$0	$20,173
Obligations of U.S. states and their political subdivisions	0	96,714	0	0	96,714
Foreign government bonds	0	27,369	0	0	27,369
U.S. corporate public securities	0	437,609	0	0	437,609
U.S. corporate private securities	0	205,178	12,967	0	218,145
Foreign corporate public securities	0	41,117	0	0	41,117
Foreign corporate private securities	0	122,678	2,522	0	125,200
Asset-backed securities(4)	0	34,988	2,328	0	37,316
Commercial mortgage-backed securities	0	129,544	0	0	129,544
Residential mortgage-backed securities	0	12,298	0	0	12,298
Subtotal	0	1,127,668	17,817	0	1,145,485
Trading account assets:
Corporate securities	$0	$6,072	$0	$0	$6,072
Equity securities	0	0	6,721	0	6,721
Subtotal	0	6,072	6,721	0	12,793
Equity securities, available-for-sale	0	1,171	0	0	1,171
Short-term investments	11,007	0	0	0	11,007
Cash equivalents	1,531	1,999	0	0	3,530
Other long-term investments(5)	0	16,610	0	(1,580)	15,030
Reinsurance recoverables	0	0	434,713	0	434,713
Receivables from parent and affiliates	0	3,873	5,993	0	9,866
Subtotal excluding separate account assets	12,538	1,157,393	465,244	(1,580)	1,633,595
Separate account assets(2)(6)	0	12,740,323	0	0	12,740,323
Total assets	12,538	13,897,716	465,244	(1,580)	14,373,918
Future policy benefits(3)	0	0	434,713	0	434,713
Policyholders' account balances	0	0	2,298	0	2,298
Payables to parent and affiliates	0	1,416	0	(1,416)	0
Total liabilities	0	1,416	437,011	(1,416)	437,011

(1)
“Netting” amounts represent cash collateral of $5 million and $0.2 million as of December 31, 2017 and 2016, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2017, the net embedded derivative liability position of $472 million includes $77 million of embedded derivatives in an asset position and $549 million of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $435 million includes $138 million of embedded derivatives in an asset position and $573 million of embedded derivatives in a liability position.

(4)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2017 and December 31, 2016, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.7 million and $0.2 million respectively.

(6)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and a corporate owned life insurance fund, for which fair value is measured at net asset value per share (or its equivalent). At December 31, 2017 and December 31, 2016, the fair values of separate account assets excluded from the fair value hierarchy were $1,791 million and $7 million respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets – Trading account assets consist primarily of fixed maturity securities and equity securities, whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Policyholders' Account Balances – The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described under "Derivative Instruments".
Transfers between Levels 1 and 2 – Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the years ended December 31, 2017 and 2016, there were no transfers between Level 1 and Level 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$14,516	Discounted cash flow	Discount rate	5.06%	22.23%	7.53%	Decrease
Reinsurance recoverables	$472,157	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$472,157	Discounted cash flow	Lapse rate(3)	1%	12%		Decrease
			Spread over LIBOR(4)	0.12%	1.10%		Decrease
			Utilization rate(5)	52%	97%		Increase
			Withdrawal rate	See table footnote (6) below.
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$15,489	Discounted cash flow	Discount rate	4.54%	6.62%	5.25%	Decrease
Reinsurance recoverables	$434,713	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$434,713	Discounted cash flow	Lapse rate(3)	0%	13%		Decrease
			Spread over LIBOR(4)	0.25%	3.08%		Decrease
			Utilization rate(5)	52%	96%		Increase
			Withdrawal rate	See table footnote (6) below.
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	16%	25%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the living benefit guarantees of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(4)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(8)	Includes assets classified as fixed maturities available-for-sale.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Fixed Maturities - Available-For-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period	$15,489	$2,328	$0	$6,721	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(74)	79	0	0	0
Asset management fees and other income	0	0	0	696	0
Included in other comprehensive income (loss)	120	(39)	0	0	0
Net investment income	156	9	0	0	0
Purchases	1,483	4,050	1,493	0	0
Sales	(767)	0	0	0	0
Issuances	0	0	0	0	0
Settlements	(202)	(9,010)	0	0	0
Transfers into Level 3(1)	521	16,657	0	0	0
Transfers out of Level 3(1)	(2,200)	(2,499)	(1,493)	0	0
Other(3)	(10)	0	0	11	0
Fair value, end of period	$14,516	$11,575	$0	$7,428	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(62)	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$696	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$434,713	$5,993	$(434,713)	$(2,298)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(44,680)	0	44,680	(3,421)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	0	0	0	0
Purchases	82,124	0	0	0
Sales	0	0	0	0
Issuances	0	0	(82,124)	0
Settlements	0	0	0	256
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(5,993)	0	0
Other	0	0	0	0
Fair value, end of period	$472,157	$0	$(472,157)	$(5,463)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(31,829)	$0	$31,829	$(3,421)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Fixed Maturities Available-For-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$17,809	$25,146	$7,050	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	31	7	0	0
Asset management fees and other income	0	0	(503)	0
Included in other comprehensive income (loss)	315	6	0	0
Net investment income	16	11	0	0
Purchases	3,758	4,893	0	0
Sales	(1,557)	(6,037)	(1,440)	0
Issuances	0	0	0	0
Settlements	(5,925)	(36)	0	0
Transfers into Level 3(1)	1,042	1,941	0	0
Transfers out of Level 3(1)	0	(23,603)	0	0
Other(3)	0	0	1,614	0
Fair value, end of period	$15,489	$2,328	$6,721	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$(176)	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' account balances
	(in thousands)
Fair value, beginning of period	$356,337	$3,511	$(449,073)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	7,541	(130)	88,947	(890)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	105	0	0
Net investment income	0	0	0	0
Purchases	70,835	6,000	0	0
Sales	0	(994)	0	0
Issuances	0	0	(74,587)	0
Settlements	0	(527)	0	(802)
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(1,972)	0	0
Other(3)	0	0	0	(606)
Fair value, end of period	$434,713	$5,993	$(434,713)	$(2,298)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$723,728	$0	$80,807	$(890)
Asset management fees and other income	$0	$0	$0	$0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(1,040)	$7	$0	$52
Asset management fees and other income	$0	$0	$1,051	$0
Included in other comprehensive income (loss)	$91	$(106)	$0	$(39)
Net investment income	$(16)	$(12)	$0	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$1,051	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Reinsurance Recoverable	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	$(35,413)	$0	$44,114	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(53)	$0	$0
Net investment income	$0	$1	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(28,430)	$0	$35,179	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Other primarily represents reclassifications of certain assets and liabilities between reporting categories.

(4)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(5)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(6)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$125,121	$125,121	$121,796
Policy loans	0	0	193,244	193,244	193,244
Cash and cash equivalents	1,618	43,000	0	44,618	44,618
Accrued investment income	0	16,580	0	16,580	16,580
Receivables from parent and affiliates	0	33,674	0	33,674	33,674
Other assets	0	5,768	0	5,768	5,768
Total assets	$1,618	$99,022	$318,365	$419,005	$415,680
Liabilities:
Policyholders’ account balances - investment contracts	$0	$179,246	$41,702	$220,948	$221,407
Cash collateral for loaned securities	0	15,208	0	15,208	15,208
Payables to parent and affiliates	0	21,673	0	21,673	21,673
Other liabilities	0	39,561	0	39,561	39,561
Total liabilities	$0	$255,688	$41,702	$297,390	$297,849

	December 31, 2016(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$165,175	$165,175	$160,939
Policy loans	0	0	187,242	187,242	187,242
Cash and cash equivalents	4,340	49,114	0	53,454	53,454
Accrued investment income	0	15,829	0	15,829	15,829
Receivables from parent and affiliates	0	23,591	0	23,591	23,591
Other assets	0	4,255	0	4,255	4,255
Total assets	$4,340	$92,789	$352,417	$449,546	$445,310
Liabilities:
Policyholders’ account balances - investment contracts	$0	$164,174	$42,762	$206,936	$207,331
Cash collateral for loaned securities	0	15,054	0	15,054	15,054
Payables to parent and affiliates	0	8,603	0	8,603	8,603
Other liabilities	0	31,079	0	31,079	31,079
Total liabilities	$0	$218,910	$42,762	$261,672	$262,067

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $2.3 million and $1.8 million, respectively. The carrying values of these investments were $2.6 million and $1.7 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
10. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these derivatives, the Company has entered into reinsurance agreements (previously reinsured to Pruco Re and Pruco Life) with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 1 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives which are recorded with the associated host and the related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$110,240	$1,320	$(6,869)	$59,397	$5,342	$0
Total Qualifying Hedges	$110,240	$1,320	$(6,869)	$59,397	$5,342	$0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$59,075	$3,766	$0	$59,075	$4,983	$0
Credit
Credit Default Swaps	1,594	0	(96)	3,000	0	(281)
Currency/Interest Rate
Foreign Currency Swaps	22,237	1,748	(674)	13,403	2,885	0
Foreign Currency
Foreign Currency Forwards	1,888	0	(52)	0	0	0
Equity
Equity Options	152,800	8,125	(2,813)	75,751	3,400	(1,135)
Total Non-Qualifying Hedges	$237,594	$13,639	$(3,635)	$151,229	$11,268	$(1,416)
Total Derivatives (1)	$347,834	$14,959	$(10,504)	$210,626	$16,610	$(1,416)

(1)	Excludes embedded derivatives and the related reinsurance recoverables which contain multiple underlyings.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $472 million and $435 million as of December 31, 2017 and 2016, respectively. The fair value of the related reinsurance recoverables to Prudential Insurance, included in "Reinsurance recoverables," was an asset of $472 million and $435 million as of December 31, 2017 and 2016, respectively. See Note 12 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $5 million and $2 million as of December 31, 2017 and December 31, 2016, respectively. There was no related reinsurance recoverable.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$14,959	$(14,959)	$0	$0	$0
Securities purchased under agreements to resell	43,000	0	43,000	(43,000)	0
Total Assets	$57,959	$(14,959)	$43,000	$(43,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$10,504	$(9,941)	$563	$0	$563
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$10,504	$(9,941)	$563	$0	$563

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$16,610	$(1,580)	$15,030	$(15,030)	$0
Securities purchased under agreements to resell	49,114	0	49,114	(49,114)	0
Total Assets	$65,724	$(1,580)	$64,144	$(64,144)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$1,416	$(1,416)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$1,416	$(1,416)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$814	$(873)	$(10,009)
Total qualifying hedges	0	814	(873)	(10,009)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	124	0	0	0
Currency	(106)	0	0	0
Currency/Interest Rate	(1,833)	0	(20)	0
Credit	(46)	0	0	0
Equity	3,497	0	0	0
Embedded Derivatives	(14,734)	0	0	0
Total non-qualifying hedges	(13,098)	0	(20)	0
Total	$(13,098)	$814	$(893)	$(10,009)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$258	$554	$(678)
Total cash flow hedges	0	258	554	(678)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	571	0	0	0
Currency	234	0	0	0
Currency/Interest Rate	2,028	0	17	0
Credit	(535)	0	0	0
Equity	786	0	0	0
Embedded Derivatives	87,268	0	0	0
Total non-qualifying hedges	90,352	0	17	0
Total	$90,352	$258	$571	$(678)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$247	$301	$5,492
Total cash flow hedges	0	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	0	0	0
Currency	19	0	0	0
Currency/Interest Rate	2,729	0	55	0
Credit	152	0	0	0
Equity	856	0	0	0
Embedded Derivatives	(2,043)	0	0	0
Total non-qualifying hedges	3,388	0	55	0
Total	$3,388	$247	$356	$5,492

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2017, 2016 and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2014	$159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amounts reclassified into current period earnings	(249)
Balance, December 31, 2015	5,651
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	1,534
Amounts reclassified into current period earnings	(2,212)
Balance, December 31, 2016	4,973
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(10,136)
Amounts reclassified into current period earnings	127
Balance, December 31, 2017	$(5,036)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of $1.2 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.
As of December 31, 2017 and 2016, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 29 years.
Credit Derivatives
As of December 31, 2017 and 2016, the Company has not written credit protection.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $3 million reported at fair value as a liability of $0.1 million and $0.3 million as of December 31, 2017 and 2016, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2017, there were $2 million outstanding commitments to fund commercial loans, and none as of December 31, 2016. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2017 and 2016, $33 million and $14 million, respectively, of these commitments were outstanding.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Contingent Liabilities
On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.
Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act ("RICO")) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of these discussions.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

12.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2017	2016
	(in thousands)
Reinsurance recoverables	$2,480,848	$2,252,049
Policy loans	(16,065)	(15,118)
Deferred policy acquisition costs	(708,740)	(687,042)
Deferred sales inducements	(58,399)	(58,062)
Other assets	19,159	20,880
Other liabilities	56,232	39,231
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2017	December 31, 2016
	(in thousands)
Prudential Insurance	$859,122	$778,958
PAR U	814,408	725,572
PARCC	485,809	497,638
PAR Term	188,756	163,330
Term Re	116,869	73,895
Pruco Life	13,671	10,142
Unaffiliated	2,213	2,514
Total reinsurance recoverables	$2,480,848	$2,252,049

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

	2017	2016	2015
	(in thousands)
Premiums:
Direct	$231,167	$217,375	$205,978
Ceded	(217,200)	(252,050)	(190,987)
Net premiums	13,967	(34,675)	14,991
Policy charges and fee income:
Direct	409,874	273,121	314,357
Ceded(1)	(365,671)	(206,575)	(116,822)
Net policy charges and fee income	44,203	66,546	197,535
Net investment income:
Direct	67,243	72,561	69,371
Ceded	(592)	(536)	(480)
Net investment income	66,651	72,025	68,891
Asset administration fees:
Direct	38,743	34,847	38,370
Ceded	(29,668)	(20,489)	0
Net asset administration fees	9,075	14,358	38,370
Realized investment gains (losses), net:
Direct	41,810	89,216	51,989
Ceded	(55,848)	(788)	(46,236)
Realized investment gains (losses), net	(14,038)	88,428	5,753
Policyholders’ benefits (including change in reserves):
Direct	291,003	289,066	250,487
Ceded(2)	(278,748)	(287,081)	(223,088)
Net policyholders’ benefits (including change in reserves)	12,255	1,985	27,399
Interest credited to policyholders’ account balances:
Direct	54,624	55,928	61,665
Ceded	(21,665)	(12,000)	(11,618)
Net interest credited to policyholders’ account balances	32,959	43,928	50,047
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(165,870)	(78,200)	(27,102)

(1)	"Policy charges and fee income ceded" includes $(4) million, $(3) million and $(3) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
"Policyholders' benefits (including change in reserves) ceded" includes $(0.2) million, $(0.8) million and $(2) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2017	2016	2015
	(in thousands)
Direct gross life insurance face amount in force	$136,020,588	$129,865,065	$122,191,480
Reinsurance ceded	(123,974,595)	(118,390,153)	(111,392,626)
Net life insurance face amount in force	$12,045,993	$11,474,912	$10,798,854

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement is being terminated for certain new policies, primarily Universal Life business, which was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. Effective April 1, 2016 the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
PAR U
Effective July 1, 2011, the Company reinsures an amount equal to 95% of all risks associated with its universal life policies with PAR U.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Under this agreement the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
Pruco Re
Through March 31, 2016, the Company entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

13.    EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in OCI before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	0	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781
Change in OCI before reclassifications	(1)	(1,738)	(1,739)
Amounts reclassified from AOCI	0	2,324	2,324
Income tax benefit (expense)	0	(205)	(205)
Balance, December 31, 2016	$(70)	$12,231	$12,161
Change in OCI before reclassifications	43	31,228	31,271
Amounts reclassified from AOCI	0	982	982
Income tax benefit (expense)	(15)	(10,069)	(10,084)
Balance, December 31, 2017	$(42)	$34,372	$34,330

(1)	Includes cash flow hedges of $(5) million, $5 million and $6 million as of December 31, 2017, 2016 and 2015, respectively.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$(127)	$2,212	$249
Net unrealized investment gains (losses) on available-for-sale securities(4)	(855)	(4,536)	1,453
Total net unrealized investment gains (losses)	(982)	(2,324)	1,702
Total reclassifications for the period	$(982)	$(2,324)	$1,702

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(1)	$225	$(579)	$150	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	0	0	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	0	0	(2)	4
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(1)	0	773	0	(270)	503
Impact of net unrealized investment (gains) losses on future policy benefits and policyholder's account balances(1)	0	0	(11)	4	(7)
Balance, December 31, 2015(1)	$211	$194	$139	$(191)	$353
Net investment gains (losses) on investments arising during the period	(13)	0	0	5	(8)
Reclassification adjustment for (gains) losses included in net income	(51)	0	0	18	(33)
Reclassification adjustment for OTTI losses excluded from net income(1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(1)	0	(32)	0	11	(21)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholder's account balances(1)	0	0	(5)	2	(3)
Balance, December 31, 2016(1)	$147	$162	$134	$(155)	$288
Net investment gains (losses) on investments arising during the period	23	0	0	(7)	16
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income	4	0	0	(1)	3
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	(225)	0	80	(145)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholder's account balances	0	0	(25)	9	(16)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138

(1)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(2)	$63,363	$(24,192)	$12,959	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	0	0	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	0	0	598	(1,110)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(2)	0	15,604	0	(5,461)	10,143
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(9,480)	3,318	(6,162)
Balance, December 31, 2015(2)	$22,795	$(8,588)	$3,479	$(6,189)	$11,497
Net investment gains (losses) on investments arising during the period	(1,856)	0	0	650	(1,206)
Reclassification adjustment for (gains) losses included in net income	(2,273)	0	0	796	(1,477)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(2)	0	2,180	0	(764)	1,416
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	2,636	(923)	1,713
Balance, December 31, 2016(2)	$18,666	$(6,408)	$6,115	$(6,430)	$11,943
Net investment gains (losses) on investments arising during the period	34,845	0	0	(10,920)	23,925
Reclassification adjustment for (gains) losses included in net income	(970)	0	0	304	(666)
Reclassification adjustment for OTTI losses excluded from net income	(4)	0	0	1	(3)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	6,443	0	(2,293)	4,150
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(7,869)	2,754	(5,115)
Balance, December 31, 2017	$52,537	$35	$(1,754)	$(16,584)	$34,234

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

14. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2017, 2016 and 2015. The expense charged to the Company for the deferred compensation program was $1 million, $0.9 million and $0.8 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million for each of the years ended December 31, 2017, 2016 and 2015.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $4 million, $3 million and $3 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2017, 2016 and 2015.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $62 million, $71 million and $73 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $8 million, $6 million and $5 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,244 million at December 31, 2017 and $1,992 million at December 31, 2016. Fees related to these COLI policies were $25 million, $23 million and $26 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per policy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million, $2 million and $3 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $29 million and $26 million as of December 31, 2017 and 2016, respectively. "Net investment income" related to these ventures includes a gain of $2 million, $1 million and $0.2 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $29 million, $26 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $9 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2017	2016
							(in thousands)
U.S. Dollar floating rate notes			2028	2.77%	-	3.12%	$6,047	$0
U.S. Dollar fixed rate notes	2026	-	2028	0.00%	-	14.85%	3,330	9,866
Total long-term notes receivable - affiliated(1)							$9,377	$9,866

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.1 million and $0.0 million at December 31, 2017 and 2016, respectively, and is included in “Other assets”. Revenues related to these loans were $0.3 million, $0.4 million and $0.5 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. See Note 1 for affiliated asset trades related to the Variable Annuities Recapture effective April 1, 2016.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)
				(in thousands)
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company reassigned all the remaining debt to Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2017 and 2016, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $1 million and $3 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Contributed Capital and Dividends
In both March of 2017 and 2016, the Company received capital contributions in the amount of $1 million from Pruco Life. For the year ended December 2015, the Company did not receive any capital contributions.
In June of 2017, the Company paid a dividend in the amount of $100 million to Pruco Life. In April of 2016, the Company paid a dividend in the amount of $241 million to Pruco Life. For the year ended December 31, 2015, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2017 and 2016 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2017
Total revenues	$37,242	$26,479	$24,995	$35,253
Total benefits and expenses	30,636	20,711	16,722	26,581
Income (loss) from operations before income taxes	6,606	5,768	8,273	8,672
Net income (loss)	$6,156	$8,511	$11,309	$9,281
2016
Total revenues	$51,394	$103,908	$32,734	$21,050
Total benefits and expenses	110,320	(30,707)	19,897	16,141
Income (loss) from operations before income taxes	(58,926)	134,615	12,837	4,909
Net income (loss)	$(44,031)	$106,967	$13,243	$3,021
The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 14 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 8, 2018

We have served as the Company's auditor since 1996.

PART C:

OTHER INFORMATION

Item 26. Exhibits

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 5)
(ii)	Selling Agreement used from 11-2008 to current. (Note 6)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 6)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 6)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 6)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 6)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 6)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 6)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract-Type A & B Death Benefit. (Note 2)
(ii)	Variable Universal Life Insurance Contract - Type C Death Benefit. (Note 2)
(iii)	Variable Universal Life Insurance Contract - Type A & B (MPVUL-2008-NY). (Note 4)
(iv)	Variable Universal Life Insurance Contract - Type C (MPVUL-2008-NY). (Note 4)
(v)	Rider for Insured's Accidental Death Benefit. (Note 5)
(vi)	Rider for Insured's Total Disability Benefit. (Note 2)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions. (Note 5)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 5)
(x)	Rider for Insured's Total Disability Benefit - VL 100 B4-2008NY. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005NY. (Note 4)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005NY. (Note 4)
(xiii)	Endorsement for Type C Death Benefit Option - PLY 117-2007. (Note 4)
(xiv)	Rider for Overloan Protection - PLY 123-2009. (Note 7)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 8)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 2)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 5)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, October 1, 2012. (Note 13)
(iv)	By‑laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 5)

(g)	Reinsurance Agreements:

(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 3)
(ii)	Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential.(Note 9)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life of New Jersey and M Funds, Inc. (Note 3)
(ii)	Participation Agreement between Pruco Life of New Jersey and American Skandia Trust. (Note 4)
(iii)	Amendment (1) to the Participation Agreement between Pruco Life of New Jersey and Advanced Series Trust (formerly American Skandia Trust) (Note 9)
(iv)	Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)
(v)	Amendment (2) to the Participation Agreement between Pruco Life of New Jersey and American Century. (Note 4)
(vi)	Amendment (3) to the Participation Agreement between Pruco Life of New Jersey and American Century (Note 12)
(vii)	Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 4)
(viii)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 15)
(ix)	Amendment #4 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 15)
(x)	Amendment #5 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 15)
(xi)	Amendment #6 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 11)
(xii)	Participation Agreement between Pruco Life of New Jersey and Janus. (Note 4)
(xiii)	Amendment #1 to the Participation Agreement between Pruco Life of New Jersey and Janus (Note 11)
(xiv)	Amendment #2 to the Participation Agreement between Pruco Life of New Jersey and Janus (Note 15)
(xv)	Participation Agreement between Pruco Life of New Jersey and MFS. (Note 4)
(xvi)	Amendment #4 to the Participation Agreement between Pruco Life of New Jersey and MFS. (Note 16)
(xvii)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 4)
(xviii)	Amendment #1 to the Participation Agreement between Pruco Life of New Jersey and Neuberger Berman (Note 11)
(xix)	Amendment #2 to the Participation Agreement between Pruco Life of New Jersey and Neuberger Berman (Note 15)
(xx)	Participation Agreement between Pruco Life of New Jersey and The Prudential Series Fund (Note 15)
(xxi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Advanced Series Trust (Note 14)
(xxii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and American Century (Note 15)
(xxiii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Dreyfus (Note 14)
(xxiv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Janus (Note 15)
(xxv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and MFS (Note 14)
(xxvi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Neuberger Berman (Note 15)
(xxvii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and The Prudential Series Fund (Note 14)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 8)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 10)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 13)

(j)	Not Applicable.

(k)	Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: John Chieffo, Caroline A. Feeney, Lori D. Fouché, Christine Knight, Kent D. Sluyter, Kenneth Y. Tanji, Candace Woods. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 to this Registration Statement, filed July 30, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 17, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158637, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 17, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 11, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)	Incorporated by reference to Pre-Effective Amendment No. 20 to Form N-6, Registration No. 333-112809, filed June 27, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 12)	Incorporated by reference to Pre-Effective Amendment No. 22 to Form N-6, Registration No. 333-112809, filed September 5, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 10, 2015, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 14)	Incorporated by reference to Pre-Effective Amendment No. 1 for Form N-6, Registration No. 333‑215543, filed June 16, 2017, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 34 for Form N-6, Registration No. 333‑112809, filed April 11, 2018, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 15 for From N-6, Registration Statement, filed June 28, 2013, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Officers of Pruco Life Insurance Company of New Jersey

The directors and officers of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JOHN CHIEFFO – Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

CAROLINE FEENEY – Director

LORI D. FOUCHÉ – Director

CHRISTINE KNIGHT – Vice President and Director

KENT D. SLUYTER – President, Chief Executive Officer, and Director

KENNETH Y. TANJI – Treasurer and Director

CANDACE WOODS – Director

OFFICERS WHO ARE NOT DIRECTORS

WILLIAM J. EVERS - Vice President and Corporate Counsel

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

ARTHUR W. WALLACE - Senior Vice President, Chief Actuary, Appointed Actuary, and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life Insurance Company ("Pruco Life"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 22, 2009, as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•The Prudential Variable Appreciable Account

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC

Name and Principal Business Address -------------------------------------------------------	Position and Office with Pruco Securities -----------------------------------------------------------
Caroline Feeney (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Anthony M. Fontano (Note 1)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Patrick L. Hynes (Note 4)	Vice President, Manager
Peter C. Gayle (Note 5)	Vice President, Manager
Charles H. Smith (Note 2)	Anti-Money Laundering Officer
David S. Campen (Note 3)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Maggie Palen (Note 2)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
Dexter M. Feliciano (Note 1)	Assistant Secretary
Jordan K. Thomsen (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Hasan Ibrahim (Note 1)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Joseph B. McCarthy (Note 6)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 5)	Vice President
Milton T. Landes (Note 1)	Vice President

John F. Keenan (Note 7)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 7) 655 Broad Street, Newark, NJ 07102
(Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,855,401 in 2017, $2,574,216 in 2016, and $2,464,259 in 2015. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $120,592,554, which represents Pruco Securities’ total 2017 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$57,777,270	$-0-	$62,815,284	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 11th day of April, 2018.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

By: /s/ Jordan K. Thomsen Jordan K. Thomsen Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 11th day of April, 2018.

Signature and Title

/s/ *
John Chieffo
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Caroline Feeney
Director

/s/ *
Lori D. Fouché
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Christine Knight		(Attorney-in-Fact)
Vice President and Director

/s/ *
Kent D. Sluyter
President, Chief Executive Officer, and Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director

/s/ *
Candace Woods
Director

EXHIBIT INDEX

Item 26.

(k) Legal Opinion and Consent:		Opinion and Consent of Jordan K. Thomsen, Esq. as to the legality of the securities being registered.

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: John Chieffo, Caroline A. Feeney, Lori D. Fouché, Christine Knight, Kent D. Sluyter, Kenneth Y. Tanji, Candace Woods.

(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company of New Jersey’s issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).